                               NEW ENGLAND LIFE
                               INSURANCE COMPANY

                 ZENITH LIFE--VARIABLE LIFE INSURANCE POLICIES
       ZENITH LIFE ONE--SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICIES


                        SUPPLEMENT DATED MAY 1, 2005 TO

                         PROSPECTUS DATED MAY 1, 1988

   This supplement updates certain information contained in the prospectus dated May 1, 1988, as annually and periodically supplemented. You should read and retain this supplement with your Policy. We will send you an additional copy of the prospectus as supplemented, without charge, on written request. The Zenith Life and Zenith Life One Policies are no longer available for sale.


   New England Life Insurance Company ("NELICO") is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. NELICO's Home Office is 501 Boylston Street, Boston Massachusetts 02116.


   NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS SUPPLEMENT IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE THAT CONTAINS MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE ADDRESS OF THE SITE IS HTTP://WWW.SEC.GOV.

   THE ELIGIBLE FUND PROSPECTUSES ARE ATTACHED. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

   WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE POLICIES AND THE ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.




YOUR PRIVACY NOTICE AND BUSINESS CONTINUITY PLAN DISCLOSURE ARE AT THE BACK OF
                 THIS BOOK AND ARE NOT PART OF THE PROSPECTUS

                         INTRODUCTION TO THE POLICIES

EXCHANGE PROGRAM

   We have applied to the Securities and Exchange Commission for approval of an exchange program under which Zenith Life Policy Owners may be able to exchange their Policy for a flexible premium variable life insurance policy issued by us--Zenith Flexible Life 2001--if their Policy meets certain conditions. Under the terms of the exchange program, we would waive the sales, premium and federal tax charges that would otherwise be payable on the cash value that is transferred to the Zenith Flexible Life 2001 policy. The exchange program would not apply to Zenith Life One Policies. Please contact your registered representative about the availability of this exchange program.

RECEIPT OF COMMUNICATIONS AND PAYMENTS AT NELICO'S DESIGNATED OFFICE

   We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Designated Office before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern Time). If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request by the close of regular trading on the New York Stock Exchange--even if due to our delay (such as a delay in answering your telephone call).

   The Designated Office for various Policy transactions is as follows:


Premium Payments........................ New England Financial
                                         P.O. Box 371499
                                         Pittsburgh, PA 15250-7499

Payment Inquiries and Correspondence.... New England Financial/MetLife
                                         P.O.Box 30440
                                         Tampa, FL 33630-3440

Beneficiary and Ownership Changes....... New England Financial/MetLife
                                         P.O.Box 541
                                         Warwick, RI 02887-0541
Surrenders, Loans, Withdrawals           New England Financial/MetLife
  and Sub-Account Transfers.............
                                         P.O.Box 543
                                         Warwick, RI 02887-0543

Death Claims............................ New England Financial/MetLife
                                         P.O.Box 353
                                         Warwick, RI 02887-0353

Sub-Account Transfers by Telephone......
                                         (800) 200-2214

All Other Telephone Transactions
  and Inquiries.........................
                                         (800) 388-4000



   You may request an account transfer or reallocation of future premiums by written request (which may be telecopied) to our Designated Office, by telephoning us, or over the Internet (subject to our restrictions on "market timing" transfers). To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at (800) 200-2214. To request a transfer or reallocation over the Internet, you may log on to our website at www.nef.com. We use reasonable procedures to confirm that instructions communicated by telephone, facsimile or Internet are genuine. Any telephone, facsimile or Internet instructions that we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone and Internet transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you.

   Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.

                             CHARGES AND EXPENSES

   The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and Deferred Sales Charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the mortality and expense risk charge and the cost of insurance charge, to help cover those expenses. We can profit from certain charges.

CHARGES AGAINST THE ELIGIBLE FUNDS AND THE SUB-ACCOUNTS OF THE VARIABLE ACCOUNT

   ELIGIBLE FUND EXPENSES. Charges for investment advisory fees and other expenses are deducted from the assets of the Eligible Funds.




   The following table describes the annual operating expenses for each Eligible Fund for the year ended December 31, 2004 (estimated operating expenses for 2005 for the MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio, the MetLife Moderate to Aggressive Allocation Portfolio and the MetLife Aggressive Allocation Portfolio, annualized from the Portfolios' May 1, 2005 start date), before and after any applicable contractual fee waivers and expense reimbursements:



ANNUAL OPERATING EXPENSES


  (AS A PERCENTAGE OF AVERAGE NET ASSETS)



                                                                                            NET TOTAL
                                                                                             ANNUAL
                                                                                            EXPENSES
                                                                                            INCLUDING
                                                       GROSS                                ESTIMATED
                                                       TOTAL    FEE WAIVERS   NET TOTAL   NET EXPENSES
                            MANAGEMENT  OTHER   12B-1  ANNUAL   AND EXPENSE     ANNUAL    OF UNDERLYING
                               FEES    EXPENSES FEES  EXPENSES REIMBURSEMENTS EXPENSES/1/ PORTFOLIOS/1/
                            ---------- -------- ----- -------- -------------- ----------  -------------
METROPOLITAN SERIES FUND, INC. (CLASS A SHARES)
BlackRock Aggressive Growth
  Portfolio                    .73%      .06%    .00%   .79%        .00%         .79%
BlackRock Bond Income
  Portfolio                    .40%      .06%    .00%   .46%        .00%         .46%/2/
BlackRock Diversified
  Portfolio                    .44%      .06%    .00%   .50%        .00%         .50%
BlackRock Investment Trust
  Portfolio                    .49%      .05%    .00%   .54%        .00%         .54%
BlackRock Large Cap Value
  Portfolio                    .70%      .23%    .00%   .93%        .00%         .93%/2/

                                                                                                 NET TOTAL
                                                                                                  ANNUAL
                                                                                                 EXPENSES
                                                                                                 INCLUDING
                                                            GROSS                                ESTIMATED
                                                            TOTAL    FEE WAIVERS   NET TOTAL   NET EXPENSES
                                 MANAGEMENT  OTHER   12B-1  ANNUAL   AND EXPENSE     ANNUAL    OF UNDERLYING
                                    FEES    EXPENSES FEES  EXPENSES REIMBURSEMENTS EXPENSES/1/ PORTFOLIOS/1/
                                 ---------- -------- ----- -------- -------------- ----------  -------------
METROPOLITAN SERIES FUND, INC. (CLASS A SHARES) (CONTINUED)
BlackRock Legacy Large Cap
  Growth Portfolio                  .74%      .06%    .00%    .80%       .00%          .80%
BlackRock Money Market
  Portfolio                         .35%      .07%    .00%    .42%       .01%          .41%/2/
BlackRock Strategic Value
  Portfolio                         .83%      .06%    .00%    .89%       .00%          .89%
Davis Venture Value Portfolio       .72%      .06%    .00%    .78%       .00%          .78%
FI International Stock Portfolio    .86%      .22%    .00%   1.08%       .00%         1.08%
FI Mid Cap Opportunities
  Portfolio                         .68%      .07%    .00%    .75%       .00%          .75%
FI Value Leaders Portfolio          .66%      .08%    .00%    .74%       .00%          .74%
Franklin Templeton Small Cap
  Growth Portfolio                  .90%      .25%    .00%   1.15%       .00%         1.15%/2/
Harris Oakmark Focused Value
  Portfolio                         .73%      .05%    .00%    .78%       .00%          .78%
Harris Oakmark Large Cap
  Value Portfolio                   .73%      .06%    .00%    .79%       .00%          .79%
Jennison Growth Portfolio           .65%      .06%    .00%    .71%       .00%          .71%
Lehman Brothers(R) Aggregate
  Bond Index Portfolio              .25%      .07%    .00%    .32%       .01%          .31%/2/
Loomis Sayles Small Cap
  Portfolio                         .90%      .08%    .00%    .98%       .05%          .93%/2/
MetLife Mid Cap Stock Index
  Portfolio                         .25%      .10%    .00%    .35%       .01%          .34%/2/
MetLife Stock Index Portfolio       .25%      .05%    .00%    .30%       .01%          .29%/2/
MFS Investors Trust Portfolio       .75%      .22%    .00%    .97%       .00%          .97%/2/
MFS Total Return Portfolio          .50%      .14%    .00%    .64%       .00%          .64%
Morgan Stanley EAFE(R) Index
  Portfolio                         .30%      .29%    .00%    .59%       .01%          .58%/2/
Neuberger Berman Mid Cap
  Value Portfolio                   .68%      .08%    .00%    .76%       .00%          .76%
Oppenheimer Global Equity
  Portfolio                         .62%      .19%    .00%    .81%       .00%          .81%
Russell 2000(R) Index Portfolio     .25%      .12%    .00%    .37%       .01%          .36%/2/
Salomon Brothers Strategic
  Bond Opportunities
  Portfolio                         .65%      .12%    .00%    .77%       .00%          .77%
Salomon Brothers U.S.
  Government Portfolio              .55%      .09%    .00%    .64%       .00%          .64%
T. Rowe Price Large Cap
  Growth Portfolio                  .62%      .12%    .00%    .74%       .00%          .74%/2/
T. Rowe Price Small Cap
  Growth Portfolio                  .52%      .08%    .00%    .60%       .00%          .60%
Zenith Equity Portfolio             .00%      .01%    .00%    .01%       .00%          .01%         .74%/3/
MetLife Conservative
  Allocation Portfolio              .10%      .25%    .00%    .35%       .25%          .10%/2/      .75%/4/

                                                                                                    NET TOTAL
                                                                                                     ANNUAL
                                                                                                    EXPENSES
                                                                                                    INCLUDING
                                                             GROSS                                  ESTIMATED
                                                             TOTAL    FEE WAIVERS   NET TOTAL     NET EXPENSES
                                  MANAGEMENT  OTHER   12B-1  ANNUAL   AND EXPENSE     ANNUAL      OF UNDERLYING
                                     FEES    EXPENSES FEES  EXPENSES REIMBURSEMENTS EXPENSES/1/   PORTFOLIOS/1/
                                  ---------- -------- ----- -------- -------------- ----------    -------------
METROPOLITAN SERIES FUND, INC. (CLASS A SHARES) (CONTINUED)
MetLife Conservative to
  Moderate Allocation
  Portfolio                          .10%      .08%    .00%    .18%       .08%          .10%/2/        .77%/4/
MetLife Moderate Allocation
  Portfolio                          .10%      .05%    .00%    .15%       .05%          .10%/2/        .79%/4/
MetLife Moderate to
  Aggressive Allocation
  Portfolio                          .10%      .06%    .00%    .16%       .06%          .10%/2/        .82%/4/
MetLife Aggressive Allocation
  Portfolio                          .10%      .19%    .00%    .29%       .19%          .10%/2/        .84%/4/

MET INVESTORS SERIES TRUST (CLASS A SHARES)
Harris Oakmark International
  Portfolio                          .84%      .20%    .00%   1.04%       .00%         1.04%/5,6/
Janus Aggressive Growth
  Portfolio                          .68%      .14%    .00%    .82%       .00%          .82%/5,6/
Lord Abbett Bond Debenture
  Portfolio                          .52%      .06%    .00%    .58%       .00%          .58%/5/
Met/AIM Mid Cap Core Equity
  Portfolio                          .73%      .12%    .00%    .85%       .00%          .85%/5,6/
Met/AIM Small Cap Growth
  Portfolio                          .90%      .13%    .00%   1.03%       .00%         1.03%/5,6/
MFS Research International
  Portfolio                          .77%      .29%    .00%   1.06%       .06%         1.00%/5,6/
Neuberger Berman Real Estate
  Portfolio                          .70%      .14%    .00%    .84%       .00%          .84%/5/
Oppenheimer Capital
  Appreciation Portfolio             .60%      .09%    .00%    .69%       .00%          .69%/5/
PIMCO Total Return Portfolio         .50%      .07%    .00%    .57%       .00%          .57%
RCM Global Technology
  Portfolio                          .90%      .01%    .00%    .91%       .00%          .91%/5/
T. Rowe Price Mid-Cap
  Growth Portfolio                   .75%      .15%    .00%    .90%       .00%          .90%/5,6/

FIDELITY VARIABLE INSURANCE PRODUCTS (INITIAL CLASS SHARES)
VIP Equity-Income Portfolio          .47%      .11%    .00%    .58%       .00%          .58%
VIP Overseas Portfolio               .72%      .19%    .00%    .91%       .00%          .91%

AMERICAN FUNDS INSURANCE SERIES (CLASS 2 SHARES)
American Funds Global Small
  Capitalization Fund                .77%      .04%    .25%   1.06%       .00%         1.06%
American Funds Growth Fund           .35%      .01%    .25%    .61%       .00%          .61%
American Funds Growth-
  Income Fund                        .29%      .02%    .25%    .56%       .00%          .56%

--------

/1/ Net Total Annual Expenses do not reflect any voluntary waivers of fees and expenses, or any expense reductions resulting from directed brokerage arrangements.


/2/ Our affiliate, MetLife Advisers, LLC ("MetLife Advisers"), and the Metropolitan Series Fund, Inc. ("Met Series Fund") have entered into an Expense Agreement under which MetLife Advisers will waive management fees and/or pay expenses (other than brokerage costs, interest, taxes or extraordinary expenses) ("Expenses") attributable to the Class A shares of certain Portfolios of the Met Series Fund, so that Net Total Annual Expenses of these Portfolios will not exceed, at any time prior to April 30, 2006, the following percentages: .95% for the BlackRock Large Cap Value Portfolio, 1.15% for the Franklin Templeton Small Cap Growth Portfolio, .10% for the MetLife Conservative Allocation Portfolio, .10% for the MetLife Conservative to Moderate Allocation Portfolio, .10% for the MetLife Moderate Allocation Portfolio, .10% for the MetLife Moderate to Aggressive Allocation Portfolio, .10% for the MetLife Aggressive Allocation Portfolio and 1.00% for the MFS Investors Trust Portfolio. Under the agreement, if certain conditions are met, these Portfolios may reimburse MetLife Advisers for fees waived and Expenses paid if, in the future, actual Expenses are less than these expense limits. Under the Expense Agreement, MetLife Advisers will also waive the management fee payable by certain Portfolios in the following percentage amounts: .05% for the Loomis Sayles Small Cap Portfolio, .006% for the Lehman Brothers Aggregate Bond Index Portfolio, .007% for the MetLife Stock Index Portfolio, .007% for the MetLife Mid Cap Stock Index Portfolio, .007% for the Morgan Stanley EAFE Index Portfolio, .007% for the Russell 2000 Index Portfolio, .025% on assets in excess of $1 billion and less than $2 billion for the BlackRock Bond Income Portfolio, .005% on the first $500 million of assets and .015% on the next $500 million of assets for the BlackRock Money Market Portfolio and .015% on the first $50 million of assets for the T. Rowe Price Large Cap Growth Portfolio.


/3/ The Zenith Equity Portfolio is a "fund of funds" that invests equally in three other Portfolios of the Met Series Fund: the FI Value Leaders Portfolio, the Jennison Growth Portfolio and the Capital Guardian U.S. Equity Portfolio (the "Underlying Portfolios"). The Portfolio has its own operating expenses and bears its pro-rata portion of the operating expenses of the Underlying Portfolios, including the management fee. For the year ended December 31, 2004, Gross Total Annual Expenses and Net Total Annual Expenses for the Underlying Portfolios were .73%. Policy Owners may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of investing in the Portfolio.


/4/ This Portfolio is a fund of funds that invests substantially all of its assets in other Portfolios of the Met Series Fund and the Met Investors Series Trust. Because the Portfolio invests in other underlying portfolios, the Portfolio also will bear its pro rata portion of the operating expenses of the underlying portfolios in which the Portfolio invests, including the management fee. The estimated expenses of the underlying portfolios, AFTER applicable fee waivers and expense reimbursements, are: .65% for the MetLife Conservative Allocation Portfolio, .67% for the MetLife Conservative to Moderate Allocation Portfolio, .69% for the MetLife Moderate Allocation Portfolio, .72% for the MetLife Moderate to Aggressive Allocation Portfolio and .74% for the MetLife Aggressive Allocation Portfolio. The estimated gross total annual operating expenses of the Portfolios, including the total operating expenses of the underlying portfolios BEFORE applicable fee waivers and expense reimbursements, are: 1.00% for the MetLife Conservative Allocation Portfolio, .85% for the MetLife Conservative to Moderate Allocation Portfolio, .85% for the MetLife Moderate Allocation Portfolio, .88% for the MetLife Moderate to Aggressive Allocation Portfolio and 1.04% for the MetLife Aggressive Allocation Portfolio. Policy Owners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of investing in the Portfolios. A Policy Owner who chooses to invest directly in the underlying portfolios would not, however, receive the asset allocation services provided by MetLife Advisers.


/5/ Our affiliate, Met Investors Advisory LLC ("Met Investors Advisory"), and Met Investors Series Trust have entered into an Expense Limitation Agreement under which Met Investors Advisory has agreed to waive or limit its fees and to assume other expenses so that Net Total Annual Expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) will not exceed, at any time prior to April 30, 2006, the following percentages: 1.10% for the Harris Oakmark International Portfolio, .90% for the Janus Aggressive Growth Portfolio, .90% for the Met/AIM Mid Cap Core Equity Portfolio, 1.05% for the Met/AIM Small Cap Growth Portfolio, 1.00% for the MFS Research International Portfolio, .90% for the Neuberger Berman Real Estate Portfolio, .75% for the Oppenheimer Capital Appreciation Portfolio, 1.10% for the RCM Global Technology Portfolio and .90% for the T. Rowe Price Mid-Cap Growth Portfolio. Under certain circumstances, any fees waived or expenses reimbursed by Met Investors Advisory may, with the approval of the Trust's Board of Trustees, be repaid to Met Investors Advisory. Expenses of the MFS Research International Portfolio have been restated to reflect the terms of the Expense Limitation Agreement. Expenses of the Janus Aggressive Growth Portfolio, the Lord

   Abbett Bond Debenture Portfolio and the RCM Global Technology Portfolio have been restated to reflect management fee reductions that became effective May 1, 2005. Due to a waiver not shown in the table, actual Net Total Annual Expenses for the Oppenheimer Capital Appreciation Portfolio were .68% for the year ended December 31, 2004.


/6/ Other Expenses reflect the repayment of fees previously waived and/or expenses previously paid by Met Investors Advisory under the terms of prior expense limitation agreements in the following amounts: .01% for the Harris Oakmark International Portfolio, .05% for the Janus Aggressive Growth Portfolio, .02% for the Met/AIM Mid Cap Core Equity Portfolio, .01% for the Met/AIM Small Cap Growth Portfolio, .12% for the MFS Research International Portfolio and .07% for the T. Rowe Price Mid-Cap Growth Portfolio.



CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE ELIGIBLE FUNDS



   An investment adviser (other than our affiliates MetLife Advisers and Met Investors Advisory) or sub-adviser of an Eligible Fund or its affiliates may compensate us and/or certain affiliates for administrative or other services relating to the Eligible Funds. The amount of the compensation is not deducted from Eligible Fund assets and does not decrease the Eligible Fund's investment return. The amount of the compensation is based on a percentage of assets of the Eligible Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or sub-advisers (or other affiliates) may pay us more than others. These percentages currently range up to .11%. Additionally, an investment adviser or sub-adviser of an Eligible Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or sub-adviser (or other affiliate) with increased access to persons involved in the distribution of the Policies.



   We and certain of our affiliated insurance companies are joint owners of our affiliated investment advisers, MetLife Advisers and Met Investors Advisory, which are formed as limited liability companies. Our ownership interests entitle us to profit distributions if the adviser makes a profit with respect to the management fees it receives from an Eligible Fund. We may benefit accordingly from assets allocated to the Eligible Funds to the extent they result in profits to the advisers. (See "Charges Against the Eligible Funds and the Sub-Accounts of the Variable Account" for information on the management fees paid to the advisers and the Statement of Additional Information for the Eligible Funds for information on the management fees paid by the adviser to sub-advisers.)





   The American Funds Global Small Capitalization Fund, the American Funds Growth Fund and the American Funds Growth-Income Fund have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940 under which the Funds make payments to our Distributor, New England Securities Corporation, in consideration of services provided and expenses incurred by our Distributor in distributing the Funds' shares. The payments, which are equal to 0.25% of the Variable Account assets invested in Funds, are deducted from the assets of the Funds and decrease the Funds' investment return. The Distribution Plan is described in more detail in each Fund's prospectus. (See also "Charges Against the Eligible Funds and the Sub-Accounts of the Variable Account.")



   We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all premiums allocated to the American Funds Global Small Capitalization Fund, the American Funds Growth Fund and the American Funds Growth-Income Fund for the services it provides in marketing the Funds' shares in connection with the Policies.



SELECTION OF THE ELIGIBLE FUNDS



   We select the Eligible Funds offered through the Policy based on several criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Eligible Fund's adviser or sub-adviser is one of our affiliates or whether the Eligible Fund, its adviser, its sub-adviser(s), or an affiliate will compensate us or our affiliates for providing certain administrative and other services, as described above. We review the Eligible Funds periodically and may remove an Eligible Fund or limit its availability to new premium payments and/or transfers of cash value if we determine that the Eligible Fund no longer meets one or more of the selection criteria, and/or if the Eligible Fund has not attracted significant allocations from Policy Owners. We do not provide investment advice and do not recommend or endorse any particular Eligible Fund.


                             THE VARIABLE ACCOUNT

INVESTMENTS OF THE VARIABLE ACCOUNT

   Each Sub-Account of the Variable Account invests in a corresponding Eligible Fund. Each Eligible Fund is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Eligible Funds are the Metropolitan Series Fund, Inc., the Met Investors Series Trust, the Variable Insurance Products Fund and the American Funds Insurance Series. Each of these mutual funds has an investment adviser responsible for overall management of the fund. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Eligible Funds.

   The adviser, sub-adviser and investment objective of each Eligible Fund are as follows:




METROPOLITAN SERIES FUND, INC.                                  ADVISER: METLIFE ADVISERS, LLC

ELIGIBLE FUND                       SUB-ADVISER                 INVESTMENT OBJECTIVE
-------------                       -----------                 --------------------
BlackRock Aggressive Growth         BlackRock Advisors, Inc./1/ Maximum capital appreciation.
Portfolio (formerly State Street
Research Aggressive Growth)

BlackRock Bond Income Portfolio     BlackRock Advisors, Inc./1/ A competitive total return primarily from
(formerly State Street Research                                 investing in fixed-income securities.
Bond Income)

BlackRock Diversified Portfolio     BlackRock Advisors, Inc./1/ High total return while attempting to limit
(formerly State Street Research                                 investment risk and preserve capital.
Diversified)

BlackRock Investment Trust          BlackRock Advisors, Inc./1/ Long-term growth of capital and income.
Portfolio (formerly State Street
Research Investment Trust)

BlackRock Large Cap Value Portfolio BlackRock Advisors, Inc./1/ Long-term growth of capital.
(formerly State Street Research
Large Cap Value)

BlackRock Legacy Large Cap          BlackRock Advisors, Inc./1/ Long-term growth of capital.
Growth Portfolio (formerly State
Street Research Large Cap Growth)

BlackRock Money Market Portfolio    BlackRock Advisors, Inc./1/ A high level of current income consistent with
(formerly State Street Research                                 preservation of capital.
Money Market)/2/

BlackRock Strategic Value Portfolio BlackRock Advisors, Inc./1/ High total return, consisting principally of
(formerly State Street Research                                 capital appreciation.
Aurora)

METROPOLITAN SERIES FUND, INC.                                  ADVISER: METLIFE ADVISERS, LLC

ELIGIBLE FUND                       SUB-ADVISER                 INVESTMENT OBJECTIVE
-------------                       -----------                 --------------------
Davis Venture Value Portfolio       Davis Selected Advisers,    Growth of capital.
                                    L.P./3/

FI International Stock Portfolio    Fidelity Management &       Long-term growth of capital.
                                    Research Company

FI Mid Cap Opportunities Portfolio  Fidelity Management &       Long-term growth of capital.
                                    Research Company

FI Value Leaders Portfolio          Fidelity Management &       Long-term growth of capital.
                                    Research Company

Franklin Templeton Small Cap        Franklin Advisers, Inc.     Long-term capital growth.
Growth Portfolio

Harris Oakmark Focused Value        Harris Associates L.P.      Long-term capital appreciation.
Portfolio

Harris Oakmark Large Cap Value      Harris Associates L.P.      Long-term capital appreciation.
Portfolio

Jennison Growth Portfolio           Jennison Associates LLC     Long-term growth of capital.

Lehman Brothers Aggregate Bond      Metropolitan Life Insurance To equal the performance of the Lehman
Index Portfolio                     Company                     Brothers Aggregate Bond Index.

Loomis Sayles Small Cap Portfolio   Loomis, Sayles &            Long-term capital growth from investments in
                                    Company, L.P.               common stocks or other equity securities.

MetLife Mid Cap Stock Index         Metropolitan Life Insurance To equal the performance of the Standard &
Portfolio                           Company                     Poor's MidCap 400 Composite Stock Price
                                                                Index.

MetLife Stock Index Portfolio       Metropolitan Life Insurance To equal the performance of the Standard &
                                    Company                     Poor's 500 Composite Stock Price Index.

MFS Investors Trust Portfolio       Massachusetts Financial     Long-term growth of capital with a secondary
                                    Services Company            objective to seek reasonable current income.

MFS Total Return Portfolio          Massachusetts Financial     Favorable total return through investment in a
                                    Services Company            diversified portfolio.

Morgan Stanley EAFE Index           Metropolitan Life Insurance To equal the performance of the MSCI EAFE
Portfolio                           Company                     Index.

Neuberger Berman Mid Cap Value      Neuberger Berman            Capital growth.
Portfolio (formerly Neuberger       Management Inc.
Berman Partners Mid Cap Value)

Oppenheimer Global Equity Portfolio OppenheimerFunds, Inc./4/   Capital appreciation.
(formerly Scudder Global Equity)

Russell 2000 Index Portfolio        Metropolitan Life Insurance To equal the return of the Russell 2000 Index.
                                    Company

Salomon Brothers Strategic Bond     Salomon Brothers Asset      To maximize total return consistent with
Opportunities Portfolio             Management Inc/5/           preservation of capital.

METROPOLITAN SERIES FUND, INC.                               ADVISER: METLIFE ADVISERS, LLC

ELIGIBLE FUND                      SUB-ADVISER               INVESTMENT OBJECTIVE
-------------                      -----------               --------------------
Salomon Brothers U.S. Government   Salomon Brothers Asset    To maximize total return consistent with
Portfolio                          Management Inc            preservation of capital and maintenance of
                                                             liquidity.

T. Rowe Price Large Cap Growth     T. Rowe Price Associates, Long-term growth of capital and, secondarily,
Portfolio                          Inc.                      dividend income.

T. Rowe Price Small Cap Growth     T. Rowe Price Associates, Long-term capital growth.
Portfolio                          Inc.

Zenith Equity Portfolio/6/         N/A                       Long-term capital appreciation.

MetLife Conservative Allocation    N/A                       A high level of current income, with growth of
Portfolio                                                    capital as a secondary objective.

MetLife Conservative to Moderate   N/A                       A high total return in the form of income and
Allocation Portfolio                                         growth of capital, with a greater emphasis on
                                                             income.

MetLife Moderate Allocation        N/A                       A balance between a high level of current
Portfolio                                                    income and growth of capital, with a greater
                                                             emphasis on growth of capital.

MetLife Moderate to Aggressive     N/A                       Growth of capital.
Allocation Portfolio

MetLife Aggressive Allocation      N/A                       Growth of capital.
Portfolio

MET INVESTORS SERIES TRUST                                   ADVISER: MET INVESTORS ADVISORY LLC

ELIGIBLE FUND                      SUB-ADVISER               INVESTMENT OBJECTIVE
-------------                      -----------               --------------------
Harris Oakmark International       Harris Associates L.P.    Long-term capital appreciation.
Portfolio

Janus Aggressive Growth Portfolio  Janus Capital Management  Long-term growth of capital.
                                   LLC

Lord Abbett Bond Debenture         Lord, Abbett & Co. LLC    High current income and the opportunity for
Portfolio                                                    capital appreciation to produce a high total
                                                             return.

Met/AIM Mid Cap Core Equity        A I M Capital Management, Long-term growth of capital.
Portfolio                          Inc.

Met/AIM Small Cap Growth Portfolio A I M Capital Management, Long-term growth of capital.
                                   Inc.

MFS Research International         Massachusetts Financial   Capital appreciation.
Portfolio                          Services Company

Neuberger Berman Real Estate       Neuberger Berman          Total return through investment in real estate
Portfolio                          Management Inc.           securities, emphasizing both capital
                                                             appreciation and current income.

Oppenheimer Capital Appreciation   OppenheimerFunds, Inc.    Capital appreciation.
Portfolio

METROPOLITAN SERIES FUND, INC.                                 ADVISER: METLIFE ADVISERS, LLC

ELIGIBLE FUND                        SUB-ADVISER               INVESTMENT OBJECTIVE
-------------                        -----------               --------------------
PIMCO Total Return Portfolio         Pacific Investment        Maximum total return, consistent with the
                                     Management Company LLC    preservation of capital and prudent
                                                               investment management.

RCM Global Technology Portfolio      RCM Capital Management    Capital appreciation; no consideration is given
(formerly PIMCO PEA Innovation)      LLC/7/                    to income.

T. Rowe Price Mid-Cap Growth         T. Rowe Price Associates, Long-term growth of capital.
Portfolio                            Inc.

FIDELITY VARIABLE INSURANCE PRODUCTS                           ADVISER: FIDELITY MANAGEMENT & RESEARCH
                                                               COMPANY

ELIGIBLE FUND                        SUB-ADVISER               INVESTMENT OBJECTIVE
-------------                        -----------               --------------------
VIP Equity-Income Portfolio          FMR Co., Inc.             Reasonable income by investing primarily in
                                                               income producing equity securities. The fund
                                                               will also consider the potential for capital
                                                               appreciation. The fund's goal is to achieve a
                                                               yield which exceeds the composite yield on
                                                               the securities comprising the Standard &
                                                               Poor's 500/SM/ Index.

VIP Overseas Portfolio               FMR Co., Inc.             Long-term growth of capital.

AMERICAN FUNDS INSURANCE SERIES                                ADVISER: CAPITAL RESEARCH AND MANAGEMENT
                                                               COMPANY

ELIGIBLE FUND                        SUB-ADVISER               INVESTMENT OBJECTIVE
-------------                        -----------               --------------------
American Funds Global Small          N/A                       Capital appreciation through stocks.
Capitalization Fund

American Funds Growth Fund           N/A                       Capital appreciation through stocks.

American Funds Growth-Income         N/A                       Capital appreciation and income.
Fund

--------

/1/ Prior to January 31, 2005, State Street Research & Management Company was the sub-adviser to this Portfolio.


/2/ An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the Portfolio. During extended periods of low interest rates, the yields of the Sub-Account investing in the BlackRock Money Market Portfolio may become extremely low and possibly negative.


/3/ Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers-NY, Inc., a wholly-owned subsidiary.


/4/ Prior to May 1, 2005, Deutsche Investment Management Americas Inc. was the sub-adviser to this Portfolio.


/5/ Salomon Brothers Asset Management Inc may also delegate certain responsibilities to Citigroup Asset Management Limited, a London-based affiliate.


/6/ The Zenith Equity Portfolio is a fund of funds that invests equally in three other Portfolios of the Metropolitan Series Fund, Inc.: the FI Value Leaders Portfolio, the Jennison Growth Portfolio and the Capital Guardian U.S. Equity Portfolio. The sub-advisers to these Portfolios are Fidelity Management & Research Company, Jennison Associates LLC and Capital Guardian Trust Company, respectively.


/7/ Prior to January 15, 2005, PEA Capital LLC was the sub-adviser to this Portfolio.

SUBSTITUTION OF INVESTMENTS

   If investment in the Eligible Funds or a particular Fund is no longer possible, in our judgment becomes inappropriate for the purposes of the Policies, or for any other reason in our sole discretion, we may substitute another Eligible Fund or Funds without your consent. The substituted fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premium payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission. Furthermore, we may make available or close sub-accounts to allocation of premium payments or cash value, or both, for some or all classes of Policies, at any time in our sole discretion.

SHARE CLASSES OF THE ELIGIBLE FUNDS

   The Eligible Funds offer various classes of shares, each of which has a different level of expenses. Attached prospectuses for the Eligible Funds may provide information for share classes that are not available through the Policy. When you consult the attached prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the Metropolitan Series Fund, Inc. and Met Investors Series Trust, we offer Class A Shares only, for Fidelity Variable Insurance Products we offer Initial Class shares only, and for the American Funds Insurance Series we offer Class 2 shares only.

                           PRINCIPAL POLICY FEATURES

TRANSFER OPTION/INVESTMENT AND TRANSFER OPTIONS




   Frequent requests from Policy Owners to transfer cash value may dilute the value of an Eligible Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Eligible Fund and the reflection of that change in the Eligible Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Eligible Funds and may disrupt portfolio management strategy, requiring an Eligible Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Eligible Funds, which may in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (E.G., beneficiaries).



   We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Eligible Funds (I.E., the BlackRock Strategic Value Portfolio, FI International Stock Portfolio, Franklin Templeton Small Cap Growth Portfolio, Loomis Sayles Small Cap Portfolio, Morgan Stanley EAFE Index Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, Salomon Brothers Strategic Bond Opportunities Portfolio, T. Rowe Price Small Cap Growth Portfolio, Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, Met/AIM Small Cap Growth Portfolio, MFS Research International Portfolio, VIP Overseas Portfolio and American Funds Global Small Capitalization Fund) and we monitor transfer activity in those Eligible Funds (the "Monitored Portfolios"). We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. We do not believe that other Eligible Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Eligible Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Eligible Funds, we rely on the underlying Eligible Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate any other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.



   Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Policy Owners or other persons who have an interest in the Policies, we require all future transfer requests to or from any Monitored Portfolios or other identified portfolios under that Policy to be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. If we impose this restriction on your transfer activity, we will reverse upon discovery any transaction inadvertently processed in contravention of such restrictions. The cash value will not be affected by any gain or loss due to the transfer and your cash value will be the same as if the transfer had not occurred. You will receive written confirmation of the transactions effecting such reversal.



   The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Eligible Funds that we believe are susceptible to market timing. Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity may be limited by provisions of the Policy. We do not accommodate market timing in any Eligible Funds and there are no arrangements in place to permit any Policy Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies.



   The Eligible Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Eligible Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Policy Owners and other persons with interests in the Policies should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Eligible Funds.



   In addition, Policy Owners and other persons with interests in the Policies should be aware that some Eligible Funds may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance policies and/or individual retirement plan participants. The omnibus nature of these orders may limit the Eligible Funds in their ability to apply their frequent trading policies and procedures, and we cannot guarantee that the Eligible Funds (and thus Policy Owners) will not be harmed by transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Eligible Funds.



   In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Eligible Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Policy Owner). You should read the Eligible Fund prospectuses for more details.


                              TAX CONSIDERATIONS

INTRODUCTION

   The following summary provides a general description of the Federal income tax considerations associated with the Policies and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

   In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we anticipate that the Policies will satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard risk basis and it is not clear whether such Policies will in all cases satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

   In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Variable Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Variable Account assets.

   In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements.

   The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

   IN GENERAL. We believe that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.

   Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

   MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven Policy years. Certain changes in a Policy after it is issued could also cause it to be classified as a Modified Endowment Contract. Policies issued before June 21, 1988 are generally not classified as Modified Endowment Contracts unless they undergo such a change on or after June 21, 1988. The addition of a rider to an existing Policy, even one issued before June 21, 1988, is a change that could cause it to be classified as a Modified Endowment Contract. Moreover, any insurance policy received in exchange for a Modified Endowment Contract will also be classified as a Modified Endowment Contract. If a Policy described in the Zenith Life or Zenith Life One prospectuses is exchanged on or after June 21, 1988 for another life insurance policy, regardless of when the Policy was originally issued, the new insurance policy should be reviewed to determine how the rules regarding Modified Endowment Contracts may apply to the new policy.

    . ZENITH LIFE POLICIES. Normally, payment of the Policy's premiums will not cause it to be classified as a Modified Endowment Contract unless a change occurs after the Policy is issued that causes it to be so classified.

    . ZENITH LIFE ONE POLICIES. All Policies described in the Zenith Life One prospectus which were entered into on or after June 21, 1988 are classified as Modified Endowment Contracts.

   A current or prospective Policy Owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

      (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

      (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

      (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

   Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions.

   Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

   INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

   POLICY LOANS. In general, interest on a Policy loan will not be deductible. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

   MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.


   LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN
CORPORATIONS. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence.


   WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

   ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death. The Policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.



   Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.



   Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.



   The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the Federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation-skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the Federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.



   During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2005, the maximum estate tax rate is 47% and the estate tax exemption is $1,500,000.



   The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.





   OTHER TAX CONSIDERATIONS. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.



   Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Internal Revenue Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.



   GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if you have purchased a Policy for a split dollar insurance plan. If your Policy is part of an equity split-dollar arrangement, there is a risk that some portion of the Policy cash value may be taxed prior to any Policy distribution.

   In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

   Although the prohibition on loans generally took effect as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

   ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.

   PUERTO RICO. We believe that Policies subject to Puerto Rican tax law will generally receive treatment similar, with certain modifications, to that described above. Among other differences, Policies governed by Puerto Rican tax law are not currently subject to the rules described above regarding Modified Endowment Contracts. You should consult your tax adviser with respect to Puerto Rican tax law governing the Policies.

   POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

   FOREIGN TAX CREDITS. To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Eligible Funds to foreign jurisdictions.

NELICO'S INCOME TAXES

   Under current Federal income tax law, NELICO is not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for Federal income taxes. We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.

   Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                                  MANAGEMENT

   The directors and executive officers of NELICO and their principal business experience:

                              DIRECTORS OF NELICO


 NAME AND PRINCIPAL
  BUSINESS ADDRESS                  PRINCIPAL BUSINESS EXPERIENCE
 ------------------                 -----------------------------
Michael K. Farrell*** Director of NELICO since 2004 and Senior Vice President of
                        Metropolitan Life Insurance Company since 2002.

 NAME AND PRINCIPAL
  BUSINESS ADDRESS                        PRINCIPAL BUSINESS EXPERIENCE
 ------------------                       -----------------------------

Eileen McDonnell**   Director of NELICO since 2003 and President, New England Financial
                       Distribution and Senior Vice President of Metropolitan Life Insurance
                       Company since 2003. Formerly, Senior Vice President 1995-2003 of
                       Guardian Life Insurance Company.

Hugh C. McHaffie*    Director since 2004 and Senior Vice President of NELICO since 1999 and Senior Vice President of Metropolitan Life Insurance Company
                       since 2000.

Catherine A. Rein**  Director of NELICO since 1998 and Senior Executive Vice President and
                       Chief Administrative Officer of Metropolitan Life Insurance Company
                       since 2005. Formerly, President and Chief Executive Officer
                       1999-2004 of Metropolitan Property and Casualty.

Stanley J. Talbi**   Director of NELICO since 2002 and Senior Vice President of
                       Metropolitan Life Insurance Company since 1974.

Lisa M. Weber**      Chairman of the Board, President and Chief Executive Officer of NELICO
                       since 2004 and President, Individual Business of Metropolitan Life
                       Insurance Company since 2004; formerly, Director of NELICO since
                       2000 and Senior Executive Vice President and Chief Administrative
                       Officer 2001-2004 and Executive Vice President 1998-2001 of
                       Metropolitan Life.

William J. Wheeler** Director of NELICO since 2002 and Executive Vice President and Chief
                       Financial Officer of Metropolitan Life Insurance Company since 2003.
                       Formerly, Senior Vice President 1997-2003 of Metropolitan Life.


               EXECUTIVE OFFICERS OF NELICO OTHER THAN DIRECTORS


     NAME AND PRINCIPAL
      BUSINESS ADDRESS                          PRINCIPAL BUSINESS EXPERIENCE
     ------------------                         -----------------------------
Alan C. Leland, Jr.*         Senior Vice President of NELICO since 1996 and Vice President of
                               Metropolitan Life Insurance Company since 2000.

Joseph J. Prochaska, Jr. *** Senior Vice President and Chief Accounting Officer of NELICO since
                               2004 and Senior Vice President and Chief Accounting Officer of
                               Metropolitan Life Insurance Company since 2003. Formerly, Senior
                               Vice President and Controller 2000-2003 of Aon Corporation.

Anthony J. Williamson ***    Senior Vice President and Treasurer (Principal Financial Officer) of
                               NELICO since 2002 and Senior Vice President and Treasurer of
                               Metropolitan Life Insurance Company since 2001. Formerly, Senior
                               Vice President 1998-2001 of Metropolitan Life.

--------
    *The principal business address is 501 Boylston Street, Boston, MA 02116.



   **The principal business address is One MetLife Plaza, 27-01 Queens Plaza
     North, Long Island City, NY 11101.




  ***The principal business address is 10 Park Avenue, Morristown, NJ 07962.


                                 VOTING RIGHTS

   We own the Eligible Fund shares held in the Variable Account and vote those shares at meetings of the Eligible Fund shareholders. Under Federal securities law, you currently have the right to instruct us how to vote shares that are attributable to your Policy.

   Policy Owners who are entitled to give voting instructions and the number of shares attributable to their Policies are determined as of the meeting record date. If we do not receive timely instructions, we will vote shares in the same proportion as (i) the aggregate cash value of policies giving instructions, respectively, to vote for, against, or withhold votes on a proposition, bears to (ii) the total cash value in that sub-account for all policies for which we receive voting instructions. No voting privileges apply to the Fixed Account or to cash value removed from the Variable Account due to a Policy loan.

   We will vote all Eligible Fund shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

   The Eligible Funds' Boards of Trustees monitor events to identify conflicts that may arise from the sale of Eligible Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and qualified plans. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of an Eligible Fund, or differences in voting instructions given by variable life and variable annuity contract owners and by qualified plans. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected sub-accounts from the Eligible Fund(s), if necessary. If we believe any Eligible Fund action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that we may be unable to remedy.

   We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of an Eligible Fund portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with a sub-account's investment objectives. If we do disregard voting instructions, the next annual report to Policy Owners will include a summary of that action and the reasons for it.

                    RESTRICTIONS ON FINANCIAL TRANSACTIONS

   Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.

                               TOLL-FREE NUMBERS



   For sub-account transfers, premium reallocations, or Statements of Additional Information for the Eligible Funds, call 1-800-200-2214.

   You may also call our Client TeleService Center at 1-800-388-4000 for current information about your Policy values, to change or update Policy information such as your address, billing mode, beneficiary or ownership, or for information about other Policy transactions.

                                 LEGAL MATTERS

   Legal matters in connection with the Policies have been passed on by Marie
C. Swift, Associate General Counsel of MetLife. Sutherland Asbill & Brennan LLP, of Washington, D.C., has provided advice on certain matters relating to the Federal securities laws.

                                    EXPERTS


   The financial statements of New England Variable Life Separate Account and New England Life Insurance Company (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the fact that the Company changed its method of accounting for certain non-traditional long duration contracts and separate accounts in certain insurance products and goodwill as required by new accounting guidance which became effective on January 1, 2004 and January 1, 2002, respectively, and recorded the impact as a cumulative effect of changes in accounting principles. In addition, the Company changed its method of accounting for mandatorily redeemable preferred stock as required by new accounting guidance which was adopted as of January 1, 2004), included in this Prospectus Supplement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte &Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, FL 33602-5827.

                                 ANNUAL REPORT
                                       OF
                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                               DECEMBER 31, 2004

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policyholders of New England Variable Life Separate Account and the Board of Directors of New England Life Insurance Company

We have audited the accompanying statement of assets and liabilities of the Sub-Accounts (as disclosed in Note 1 to the financial statements) comprising New England Variable Life Separate Account (the "Separate Account") of New England Life Insurance Company ("NELICO") as of December 31, 2004 and the related statements of operations and the statements of changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts comprising the Separate Account of NELICO as of December 31, 2004, the results of their operations and the changes in their net assets for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Certified Public Accountants
Tampa, FL
March 23, 2005

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2004

                                                     STATE STREET RESEARCH   STATE STREET RESEARCH       MFS        HARRIS OAKMARK
                                     ZENITH EQUITY        BOND INCOME            MONEY MARKET        TOTAL RETURN   FOCUSED VALUE
                                      SUB-ACCOUNT         SUB-ACCOUNT             SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT
                                     -------------   ---------------------   ---------------------   ------------   --------------
ASSETS:
INVESTMENTS AT VALUE:
METROPOLITAN SERIES FUND, INC.
 ("METROPOLITAN FUND")
Zenith Equity Portfolio
 (2,020,704 Shares; cost
 $824,134,283).....................  $771,868,579        $         --             $        --        $         --    $         --
State Street Research Bond Income
 Portfolio
 (1,262,073 Shares; cost
 $137,527,003).....................            --         143,522,909                      --                  --              --
State Street Research Money Market
 Portfolio
 (919,354 Shares; cost
 $91,935,409)......................            --                  --              91,935,409                  --              --
MFS Total Return Portfolio
 (892,566 Shares; cost
 $128,937,648).....................            --                  --                      --         132,046,124              --
Harris Oakmark Focused Value
 Portfolio
 (752,388 Shares; cost
 $132,625,551).....................            --                  --                      --                  --     183,484,818
FI Value Leaders Portfolio
 (460,020 Shares; cost
 $82,274,274)......................            --                  --                      --                  --              --
Loomis Sayles Small Cap Portfolio
 (719,228 Shares; cost
 $129,562,185).....................            --                  --                      --                  --              --
Davis Venture Value Portfolio
 (11,965,067 Shares; cost
 $295,433,665).....................            --                  --                      --                  --              --
State Street Research Large Cap
 Growth Portfolio
 (11,315,417 Shares; cost
 $264,429,389).....................            --                  --                      --                  --              --
Salomon Brothers U.S. Government
 Portfolio
 (125,595 Shares; cost
 $1,540,624).......................            --                  --                      --                  --              --
Salomon Brothers Strategic Bond
 Opportunities Portfolio
 (296,546 Shares; cost
 $3,694,486).......................            --                  --                      --                  --              --
MFS Investors Trust Portfolio
 (1,966,182 Shares; cost
 $15,806,286)......................            --                  --                      --                  --              --
FI Mid Cap Opportunities Portfolio
 (2,065,832 Shares; cost
 $28,541,796)......................            --                  --                      --                  --              --
Met/Putnam Voyager Portfolio
 (1,575,462 Shares; cost
 $6,458,811).......................            --                  --                      --                  --              --
Russell 2000 Index Portfolio
 (1,553,653 Shares; cost
 $16,674,477)......................            --                  --                      --                  --              --
FI International Stock Portfolio
 (3,514,868 Shares; cost
 $33,116,182)......................            --                  --                      --                  --              --
State Street Research Aurora
 Portfolio
 (3,858,978 Shares; cost
 $54,979,169)......................            --                  --                      --                  --              --
MetLife Stock Index Portfolio
 (6,713,312 Shares; cost
 $204,173,797).....................            --                  --                      --                  --              --
Lehman Brothers Aggregate Bond
 Index Portfolio
 (2,596,212 Shares; cost
 $28,312,231)......................            --                  --                      --                  --              --
Morgan Stanley EAFE Index Portfolio
 (853,840 Shares; cost
 $8,026,242).......................            --                  --                      --                  --              --
MetLife Mid Cap Stock Index
 Portfolio
 (792,415 Shares; cost
 $8,629,135).......................            --                  --                      --                  --              --
Franklin Templeton Small Cap Growth
 Portfolio
 (554,902 Shares; cost
 $4,720,151).......................            --                  --                      --                  --              --
State Street Research Investment
 Trust Portfolio
 (53,740 Shares; cost
 $1,224,737).......................            --                  --                      --                  --              --
State Street Research Large Cap
 Value Portfolio
 (321,244 Shares; cost
 $3,444,666).......................            --                  --                      --                  --              --
Neuberger Berman Partners Mid Cap
 Value Portfolio
 (914,090 Shares; cost
 $15,303,851)......................            --                  --                      --                  --              --
Harris Oakmark Large Cap Value
 Portfolio
 (719,657 Shares; cost
 $8,479,983).......................            --                  --                      --                  --              --
T. Rowe Price Large Cap Growth
 Portfolio
 (60,945 Shares; cost $723,256)....            --                  --                      --                  --              --
T. Rowe Price Small Cap Growth
 Portfolio
 (38,153 Shares; cost $476,684)....            --                  --                      --                  --              --
Scudder Global Equity Portfolio
 (10,089 Shares; cost $125,096)....            --                  --                      --                  --              --
State Street Research Aggressive
 Growth Portfolio
 (26,370 Shares; cost $501,015)....            --                  --                      --                  --              --
State Street Research Diversified
 Portfolio
 (52,905 Shares; cost $805,731)....            --                  --                      --                  --              --
                                     ------------        ------------             -----------        ------------    ------------
Total Investments..................   771,868,579         143,522,909              91,935,409         132,046,124     183,484,818
Cash and Accounts Receivable.......            --                  --                      --                  --              --
                                     ------------        ------------             -----------        ------------    ------------
Total Assets.......................   771,868,579         143,522,909              91,935,409         132,046,124     183,484,818
LIABILITIES:
Due to New England Life Insurance
 Company...........................     3,508,394             866,651                 832,979             825,618       1,010,931
                                     ------------        ------------             -----------        ------------    ------------
NET ASSETS.........................  $768,360,185        $142,656,258             $91,102,430        $131,220,506    $182,473,887
                                     ============        ============             ===========        ============    ============

                                       FI VALUE
                                        LEADERS
                                      SUB-ACCOUNT
                                     -------------
ASSETS:
INVESTMENTS AT VALUE:
METROPOLITAN SERIES FUND, INC.
 ("METROPOLITAN FUND")
Zenith Equity Portfolio
 (2,020,704 Shares; cost
 $824,134,283).....................   $        --
State Street Research Bond Income
 Portfolio
 (1,262,073 Shares; cost
 $137,527,003).....................            --
State Street Research Money Market
 Portfolio
 (919,354 Shares; cost
 $91,935,409)......................            --
MFS Total Return Portfolio
 (892,566 Shares; cost
 $128,937,648).....................            --
Harris Oakmark Focused Value
 Portfolio
 (752,388 Shares; cost
 $132,625,551).....................            --
FI Value Leaders Portfolio
 (460,020 Shares; cost
 $82,274,274)......................    81,207,390
Loomis Sayles Small Cap Portfolio
 (719,228 Shares; cost
 $129,562,185).....................            --
Davis Venture Value Portfolio
 (11,965,067 Shares; cost
 $295,433,665).....................            --
State Street Research Large Cap
 Growth Portfolio
 (11,315,417 Shares; cost
 $264,429,389).....................            --
Salomon Brothers U.S. Government
 Portfolio
 (125,595 Shares; cost
 $1,540,624).......................            --
Salomon Brothers Strategic Bond
 Opportunities Portfolio
 (296,546 Shares; cost
 $3,694,486).......................            --
MFS Investors Trust Portfolio
 (1,966,182 Shares; cost
 $15,806,286)......................            --
FI Mid Cap Opportunities Portfolio
 (2,065,832 Shares; cost
 $28,541,796)......................            --
Met/Putnam Voyager Portfolio
 (1,575,462 Shares; cost
 $6,458,811).......................            --
Russell 2000 Index Portfolio
 (1,553,653 Shares; cost
 $16,674,477)......................            --
FI International Stock Portfolio
 (3,514,868 Shares; cost
 $33,116,182)......................            --
State Street Research Aurora
 Portfolio
 (3,858,978 Shares; cost
 $54,979,169)......................            --
MetLife Stock Index Portfolio
 (6,713,312 Shares; cost
 $204,173,797).....................            --
Lehman Brothers Aggregate Bond
 Index Portfolio
 (2,596,212 Shares; cost
 $28,312,231)......................            --
Morgan Stanley EAFE Index Portfolio
 (853,840 Shares; cost
 $8,026,242).......................            --
MetLife Mid Cap Stock Index
 Portfolio
 (792,415 Shares; cost
 $8,629,135).......................            --
Franklin Templeton Small Cap Growth
 Portfolio
 (554,902 Shares; cost
 $4,720,151).......................            --
State Street Research Investment
 Trust Portfolio
 (53,740 Shares; cost
 $1,224,737).......................            --
State Street Research Large Cap
 Value Portfolio
 (321,244 Shares; cost
 $3,444,666).......................            --
Neuberger Berman Partners Mid Cap
 Value Portfolio
 (914,090 Shares; cost
 $15,303,851)......................            --
Harris Oakmark Large Cap Value
 Portfolio
 (719,657 Shares; cost
 $8,479,983).......................            --
T. Rowe Price Large Cap Growth
 Portfolio
 (60,945 Shares; cost $723,256)....            --
T. Rowe Price Small Cap Growth
 Portfolio
 (38,153 Shares; cost $476,684)....            --
Scudder Global Equity Portfolio
 (10,089 Shares; cost $125,096)....            --
State Street Research Aggressive
 Growth Portfolio
 (26,370 Shares; cost $501,015)....            --
State Street Research Diversified
 Portfolio
 (52,905 Shares; cost $805,731)....            --
                                      -----------
Total Investments..................    81,207,390
Cash and Accounts Receivable.......            --
                                      -----------
Total Assets.......................    81,207,390
LIABILITIES:
Due to New England Life Insurance
 Company...........................       518,253
                                      -----------
NET ASSETS.........................   $80,689,137
                                      ===========



                       See Notes to Financial Statements.

    LOOMIS SAYLES       DAVIS       STATE STREET RESEARCH   SALOMON BROTHERS         SALOMON BROTHERS               MFS
      SMALL CAP     VENTURE VALUE     LARGE CAP GROWTH      U.S. GOVERNMENT    STRATEGIC BOND OPPORTUNITIES   INVESTORS TRUST
     SUB-ACCOUNT     SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT
    -------------   -------------   ---------------------   ----------------   ----------------------------   ---------------
    $         --    $         --        $         --           $       --               $       --              $        --
              --              --                  --                   --                       --                       --
              --              --                  --                   --                       --                       --
              --              --                  --                   --                       --                       --
              --              --                  --                   --                       --                       --
              --              --                  --                   --                       --                       --
     158,625,701              --                  --                   --                       --                       --
              --     337,773,832                  --                   --                       --                       --
              --              --         230,495,047                   --                       --                       --
              --              --                  --            1,559,894                       --                       --
              --              --                  --                   --                3,866,954                       --
              --              --                  --                   --                       --               18,010,222
              --              --                  --                   --                       --                       --
              --              --                  --                   --                       --                       --
              --              --                  --                   --                       --                       --
              --              --                  --                   --                       --                       --
              --              --                  --                   --                       --                       --
              --              --                  --                   --                       --                       --
              --              --                  --                   --                       --                       --
              --              --                  --                   --                       --                       --
              --              --                  --                   --                       --                       --
              --              --                  --                   --                       --                       --
              --              --                  --                   --                       --                       --
              --              --                  --                   --                       --                       --
              --              --                  --                   --                       --                       --
              --              --                  --                   --                       --                       --
              --              --                  --                   --                       --                       --
              --              --                  --                   --                       --                       --
              --              --                  --                   --                       --                       --
              --              --                  --                   --                       --                       --
              --              --                  --                   --                       --                       --
    ------------    ------------        ------------           ----------               ----------              -----------
     158,625,701     337,773,832         230,495,047            1,559,894                3,866,954               18,010,222
              --              --                  --                   --                   17,987                       --
    ------------    ------------        ------------           ----------               ----------              -----------
     158,625,701     337,773,832         230,495,047            1,559,894                3,884,941               18,010,222
         906,882       2,187,696           1,654,522               43,954                       --                  246,556
    ------------    ------------        ------------           ----------               ----------              -----------
    $157,718,819    $335,586,136        $228,840,525           $1,515,940               $3,884,941              $17,763,666
    ============    ============        ============           ==========               ==========              ===========

      FI MID CAP     MET/PUTNAM      RUSSELL
     OPPORTUNITIES     VOYAGER     2000 INDEX
      SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT
     -------------   -----------   -----------
      $        --    $       --    $        --
               --            --             --
               --            --             --
               --            --             --
               --            --             --
               --            --             --
               --            --             --
               --            --             --
               --            --             --
               --            --             --
               --            --             --
               --            --             --
       33,755,698            --             --
               --     7,467,688             --
               --            --     21,766,684
               --            --             --
               --            --             --
               --            --             --
               --            --             --
               --            --             --
               --            --             --
               --            --             --
               --            --             --
               --            --             --
               --            --             --
               --            --             --
               --            --             --
               --            --             --
               --            --             --
               --            --             --
               --            --             --
      -----------    ----------    -----------
       33,755,698     7,467,688     21,766,684
               --            --             --
      -----------    ----------    -----------
       33,755,698     7,467,688     21,766,684
          281,297       114,078        199,030
      -----------    ----------    -----------
      $33,474,401    $7,353,610    $21,567,654
      ===========    ==========    ===========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2004

                                             FI            STATE STREET RESEARCH     METLIFE        LEHMAN BROTHERS
                                     INTERNATIONAL STOCK          AURORA           STOCK INDEX    AGGREGATE BOND INDEX
                                         SUB-ACCOUNT            SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT
                                     -------------------   ---------------------   ------------   --------------------
ASSETS:
INVESTMENTS AT VALUE:
METROPOLITAN SERIES FUND, INC.
("METROPOLITAN FUND")
Zenith Equity Portfolio
(2,020,704 Shares; cost
$824,134,283)......................      $        --            $        --        $         --       $        --
State Street Research Bond Income
 Portfolio
 (1,262,073 Shares; cost
 $137,527,003).....................               --                     --                  --                --
State Street Research Money Market
 Portfolio
 (919,354 Shares; cost
 $91,935,409)......................               --                     --                  --                --
MFS Total Return Portfolio
 (892,566 Shares; cost
 $128,937,648).....................               --                     --                  --                --
Harris Oakmark Focused Value
 Portfolio
 (752,388 Shares; cost
 $132,625,551).....................               --                     --                  --                --
FI Value Leaders Portfolio
 (460,020 Shares; cost
 $82,274,274)......................               --                     --                  --                --
Loomis Sayles Small Cap Portfolio
 (719,228 Shares; cost
 $129,562,185).....................               --                     --                  --                --
Davis Venture Value Portfolio
 (11,965,067 Shares; cost
 $295,433,665).....................               --                     --                  --                --
State Street Research Large Cap
 Growth Portfolio
 (11,315,417 Shares; cost
 $264,429,389).....................               --                     --                  --                --
Salomon Brothers U.S. Government
 Portfolio
 (125,595 Shares; cost
 $1,540,624).......................               --                     --                  --                --
Salomon Brothers Strategic Bond
 Opportunities Portfolio
 (296,546 Shares; cost
 $3,694,486).......................               --                     --                  --                --
MFS Investors Trust Portfolio
 (1,966,182 Shares; cost
 $15,806,286)......................               --                     --                  --                --
FI Mid Cap Opportunities Portfolio
 (2,065,832 Shares; cost
 $28,541,796)......................               --                     --                  --                --
Met/Putnam Voyager Portfolio
 (1,575,462 Shares; cost
 $6,458,811).......................               --                     --                  --                --
Russell 2000 Index Portfolio
 (1,553,653 Shares; cost
 $16,674,477)......................               --                     --                  --                --
FI International Stock Portfolio
 (3,514,868 Shares; cost
 $33,116,182)......................       40,420,983                     --                  --                --
State Street Research Aurora
 Portfolio
 (3,858,978 Shares; cost
 $54,979,169)......................               --             73,976,604                  --                --
MetLife Stock Index Portfolio
 (6,713,312 Shares; cost
 $204,173,797).....................               --                     --         216,638,582                --
Lehman Brothers Aggregate Bond
 Index Portfolio
 (2,596,212 Shares; cost
 $28,312,231)......................               --                     --                  --        28,610,253
Morgan Stanley EAFE Index Portfolio
 (853,840 Shares; cost
 $8,026,242).......................               --                     --                  --                --
MetLife Mid Cap Stock Index
 Portfolio
 (792,415 Shares; cost
 $8,629,135).......................               --                     --                  --                --
Franklin Templeton Small Cap Growth
 Portfolio
 (554,902 Shares; cost
 $4,720,151).......................               --                     --                  --                --
State Street Research Investment
 Trust Portfolio
 (53,740 Shares; cost
 $1,224,737).......................               --                     --                  --                --
State Street Research Large Cap
 Value Portfolio
 (321,244 Shares; cost
 $3,444,666).......................               --                     --                  --                --
Neuberger Berman Partners Mid Cap
 Value Portfolio
 (914,090 Shares; cost
 $15,303,851)......................               --                     --                  --                --
Harris Oakmark Large Cap Value
 Portfolio
 (719,657 Shares; cost
 $8,479,983).......................               --                     --                  --                --
T. Rowe Price Large Cap Growth
 Portfolio
 (60,945 Shares; cost $723,256)....               --                     --                  --                --
T. Rowe Price Small Cap Growth
 Portfolio
 (38,153 Shares; cost $476,684)....               --                     --                  --                --
Scudder Global Equity Portfolio
 (10,089 Shares; cost $125,096)....               --                     --                  --                --
State Street Research Aggressive
 Growth Portfolio
 (26,370 Shares; cost $501,015)....               --                     --                  --                --
State Street Research Diversified
 Portfolio
 (52,905 Shares; cost $805,731)....               --                     --                  --                --
                                         -----------            -----------        ------------       -----------
Total Investments..................       40,420,983             73,976,604         216,638,582        28,610,253
Cash and Accounts Receivable.......               --                     --                  --                --
                                         -----------            -----------        ------------       -----------
Total Assets.......................       40,420,983             73,976,604         216,638,582        28,610,253
LIABILITIES:
Due to New England Life Insurance
 Company...........................          296,098                557,706           1,412,616           246,275
                                         -----------            -----------        ------------       -----------
NET ASSETS.........................      $40,124,885            $73,418,898        $215,225,966       $28,363,978
                                         ===========            ===========        ============       ===========

                                     MORGAN STANLEY         METLIFE
                                       EAFE INDEX     MID CAP STOCK INDEX
                                      SUB-ACCOUNT         SUB-ACCOUNT
                                     --------------   -------------------
ASSETS:
INVESTMENTS AT VALUE:
METROPOLITAN SERIES FUND, INC.
("METROPOLITAN FUND")
Zenith Equity Portfolio
(2,020,704 Shares; cost
$824,134,283)......................    $       --         $        --
State Street Research Bond Income
 Portfolio
 (1,262,073 Shares; cost
 $137,527,003).....................            --                  --
State Street Research Money Market
 Portfolio
 (919,354 Shares; cost
 $91,935,409)......................            --                  --
MFS Total Return Portfolio
 (892,566 Shares; cost
 $128,937,648).....................            --                  --
Harris Oakmark Focused Value
 Portfolio
 (752,388 Shares; cost
 $132,625,551).....................            --                  --
FI Value Leaders Portfolio
 (460,020 Shares; cost
 $82,274,274)......................            --                  --
Loomis Sayles Small Cap Portfolio
 (719,228 Shares; cost
 $129,562,185).....................            --                  --
Davis Venture Value Portfolio
 (11,965,067 Shares; cost
 $295,433,665).....................            --                  --
State Street Research Large Cap
 Growth Portfolio
 (11,315,417 Shares; cost
 $264,429,389).....................            --                  --
Salomon Brothers U.S. Government
 Portfolio
 (125,595 Shares; cost
 $1,540,624).......................            --                  --
Salomon Brothers Strategic Bond
 Opportunities Portfolio
 (296,546 Shares; cost
 $3,694,486).......................            --                  --
MFS Investors Trust Portfolio
 (1,966,182 Shares; cost
 $15,806,286)......................            --                  --
FI Mid Cap Opportunities Portfolio
 (2,065,832 Shares; cost
 $28,541,796)......................            --                  --
Met/Putnam Voyager Portfolio
 (1,575,462 Shares; cost
 $6,458,811).......................            --                  --
Russell 2000 Index Portfolio
 (1,553,653 Shares; cost
 $16,674,477)......................            --                  --
FI International Stock Portfolio
 (3,514,868 Shares; cost
 $33,116,182)......................            --                  --
State Street Research Aurora
 Portfolio
 (3,858,978 Shares; cost
 $54,979,169)......................            --                  --
MetLife Stock Index Portfolio
 (6,713,312 Shares; cost
 $204,173,797).....................            --                  --
Lehman Brothers Aggregate Bond
 Index Portfolio
 (2,596,212 Shares; cost
 $28,312,231)......................            --                  --
Morgan Stanley EAFE Index Portfolio
 (853,840 Shares; cost
 $8,026,242).......................     9,938,701                  --
MetLife Mid Cap Stock Index
 Portfolio
 (792,415 Shares; cost
 $8,629,135).......................            --          10,864,003
Franklin Templeton Small Cap Growth
 Portfolio
 (554,902 Shares; cost
 $4,720,151).......................            --                  --
State Street Research Investment
 Trust Portfolio
 (53,740 Shares; cost
 $1,224,737).......................            --                  --
State Street Research Large Cap
 Value Portfolio
 (321,244 Shares; cost
 $3,444,666).......................            --                  --
Neuberger Berman Partners Mid Cap
 Value Portfolio
 (914,090 Shares; cost
 $15,303,851)......................            --                  --
Harris Oakmark Large Cap Value
 Portfolio
 (719,657 Shares; cost
 $8,479,983).......................            --                  --
T. Rowe Price Large Cap Growth
 Portfolio
 (60,945 Shares; cost $723,256)....            --                  --
T. Rowe Price Small Cap Growth
 Portfolio
 (38,153 Shares; cost $476,684)....            --                  --
Scudder Global Equity Portfolio
 (10,089 Shares; cost $125,096)....            --                  --
State Street Research Aggressive
 Growth Portfolio
 (26,370 Shares; cost $501,015)....            --                  --
State Street Research Diversified
 Portfolio
 (52,905 Shares; cost $805,731)....            --                  --
                                       ----------         -----------
Total Investments..................     9,938,701          10,864,003
Cash and Accounts Receivable.......            --                  --
                                       ----------         -----------
Total Assets.......................     9,938,701          10,864,003
LIABILITIES:
Due to New England Life Insurance
 Company...........................       131,241             125,755
                                       ----------         -----------
NET ASSETS.........................    $9,807,460         $10,738,248
                                       ==========         ===========



                       See Notes to Financial Statements.

    FRANKLIN TEMPLETON   STATE STREET RESEARCH   STATE STREET RESEARCH   NEUBERGER BERMAN PARTNERS   HARRIS OAKMARK
     SMALL CAP GROWTH      INVESTMENT TRUST         LARGE CAP VALUE            MID CAP VALUE         LARGE CAP VALUE
       SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT               SUB-ACCOUNT            SUB-ACCOUNT
    ------------------   ---------------------   ---------------------   -------------------------   ---------------
         $      --            $       --              $       --                $        --            $       --

                                      --                      --                         --                    --
                --
                                      --                      --                         --                    --
                --
                                      --                      --                         --                    --
                --
                                      --                      --                         --                    --
                --
                                      --                      --                         --                    --
                --
                                      --                      --                         --                    --
                --
                                      --                      --                         --                    --
                --
                                      --                      --                         --                    --
                --
                                      --                      --                         --                    --
                --
                                      --                      --                         --                    --
                --
                                      --                      --                         --                    --
                --
                                      --                      --                         --                    --
                --
                                      --                      --                         --                    --
                --
                                      --                      --                         --                    --
                --
                                      --                      --                         --                    --
                --
                                      --                      --                         --                    --
                --
                                      --                      --                         --                    --
                --
                                      --                      --                         --                    --
                --
                                      --                      --                         --                    --
                --
                                      --                      --                         --                    --
                --
                                      --                      --                         --                    --
         5,743,233
                               1,459,039                      --                         --                    --
                --
                                      --               3,887,047                         --                    --
                --
                                      --                      --                 18,894,235                    --
                --
                                      --                      --                         --             9,621,813
                --
                                      --                      --                         --                    --
                --
                                      --                      --                         --                    --
                --
                                      --                      --                         --                    --
                --
                                      --                      --                         --                    --
                --
                                      --                      --                         --                    --
                --
        ----------            ----------              ----------                -----------            ----------
         5,743,233             1,459,039               3,887,047                 18,894,235             9,621,813
                --                21,330                      --                         --                    --
        ----------            ----------              ----------                -----------            ----------
         5,743,233             1,480,369               3,887,047                 18,894,235             9,621,813
           348,217                    --                 133,438                    144,806               105,388
        ----------            ----------              ----------                -----------            ----------
        $5,395,016            $1,480,369              $3,753,609                $18,749,429            $9,516,425
        ==========            ==========              ==========                ===========            ==========

      T. ROWE PRICE      T. ROWE PRICE        SCUDDER      STATE STREET RESEARCH   STATE STREET RESEARCH
     LARGE CAP GROWTH   SMALL CAP GROWTH   GLOBAL EQUITY     AGGRESSIVE GROWTH          DIVERSIFIED
       SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT         SUB-ACCOUNT             SUB-ACCOUNT
     ----------------   ----------------   -------------   ---------------------   ---------------------
         $     --           $     --         $     --            $     --                $     --
               --                 --               --                  --                      --
               --                 --               --                  --                      --
               --                 --               --                  --                      --
               --                 --               --                  --                      --
               --                 --               --                  --                      --
               --                 --               --                  --                      --
               --                 --               --                  --                      --
               --                 --               --                  --                      --
               --                 --               --                  --                      --
               --                 --               --                  --                      --
               --                 --               --                  --                      --
               --                 --               --                  --                      --
               --                 --               --                  --                      --
               --                 --               --                  --                      --
               --                 --               --                  --
               --                 --               --                  --                      --
               --                 --               --                  --                      --
               --                 --               --                  --                      --
               --                 --               --                  --                      --
               --                 --               --                  --                      --
               --                 --               --                  --                      --
               --                 --               --                  --                      --
               --                 --               --                  --                      --
               --                 --               --                  --                      --
               --                 --               --                  --                      --
          778,268                 --               --                  --                      --
               --            520,031               --                  --                      --
               --                 --          132,065                  --                      --
               --                 --               --             534,781                      --
               --                 --               --                  --                 852,297
         --------           --------         --------            --------                --------
          778,268            520,031          132,065             534,781                 852,297
               --                 --               --                  --                      --
         --------           --------         --------            --------                --------
          778,268            520,031          132,065             534,781                 852,297
           11,722              3,920              474               4,660                       6
         --------           --------         --------            --------                --------
         $766,546           $516,111         $131,591            $530,121                $852,291
         ========           ========         ========            ========                ========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2004

                                     AMERICAN FUNDS   AMERICAN FUNDS         AMERICAN FUNDS            FIDELITY        FIDELITY
                                         GROWTH       GROWTH-INCOME    GLOBAL SMALL CAPITALIZATION   EQUITY-INCOME     OVERSEAS
                                      SUB-ACCOUNT      SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT    SUB-ACCOUNT
                                     --------------   --------------   ---------------------------   -------------   ------------
ASSETS:
INVESTMENTS AT VALUE:
AMERICAN SERIES FUNDS ("AMERICAN
 FUND")
American Funds Growth Portfolio
 (2,709,399 Shares; cost
 $112,269,909).....................   $138,450,277     $        --             $        --           $         --    $         --
American Funds Growth-Income
 Portfolio
 (2,353,405 Shares; cost
 $70,678,905)......................             --      86,228,768                      --                     --              --
American Funds Global Small
 Capitalization Portfolio
 (1,661,145 Shares; cost
 $21,316,655)......................             --              --              28,272,680                     --              --
FIDELITY VARIABLE INSURANCE
 PRODUCTS FUNDS ("FIDELITY FUNDS")
Fidelity VIP Equity-Income
 Portfolio
 (6,545,131 Shares; cost
 $143,695,369).....................             --              --                      --            166,049,973              --
Fidelity VIP Overseas Portfolio
 (7,332,634 Shares; cost
 $129,753,483).....................             --              --                      --                     --     128,467,756
Fidelity VIP High Income Portfolio
 (4,214,503 Shares; cost
 $25,994,267)......................             --              --                      --                     --              --
MET INVESTORS TRUST FUNDS ("MET
 INVESTORS FUND")
T. Rowe Price Mid Cap Growth
 Portfolio
 (1,478,872 Shares; cost
 $9,501,635).......................             --              --                      --                     --              --
PIMCO Total Return Portfolio
 (2,984,047 Shares; cost
 $34,504,506)......................             --              --                      --                     --              --
PIMCO PEA Innovation Portfolio
 (821,086 Shares; cost
 $3,904,272).......................             --              --                      --                     --              --
Met/AIM Mid Cap Core Equity
 Portfolio
 (351,475 Shares; cost
 $4,451,752).......................             --              --                      --                     --              --
Met/AIM Small Cap Growth Portfolio
 (310,963 Shares; cost
 $3,394,556).......................             --              --                      --                     --              --
Harris Oakmark International
 Portfolio
 (956,759 Shares; cost
 $11,655,011)......................             --              --                      --                     --              --
Janus Aggressive Growth Portfolio
 (319,976 Shares; cost
 $1,963,049).......................             --              --                      --                     --              --
Neuberger Berman Real Estate
 Portfolio
 (267,154 Shares; cost
 $3,128,651).......................             --              --                      --                     --              --
MFS Research International
 Portfolio
 (75,007 Shares; cost $827,875)....             --              --                      --                     --              --
Lord Abbett Bond Debenture
 Portfolio
 (162,694 Shares; cost
 $2,090,097).......................             --              --                      --                     --              --
                                      ------------     -----------             -----------           ------------    ------------
Total investments..................    138,450,277      86,228,768              28,272,680            166,049,973     128,467,756
Cash and Accounts Receivable.......             --              --                      --                     --              --
                                      ------------     -----------             -----------           ------------    ------------
Total assets.......................    138,450,277      86,228,768              28,272,680            166,049,973     128,467,756
LIABILITIES:
Due to New England Life Insurance
 Company...........................        829,960         545,065                 233,855                983,340         723,771
                                      ------------     -----------             -----------           ------------    ------------
NET ASSETS.........................   $137,620,317     $85,683,703             $28,038,825           $165,066,633    $127,743,985
                                      ============     ===========             ===========           ============    ============

                                      FIDELITY     T. ROWE PRICE
                                     HIGH INCOME   MID CAP GROWTH
                                     SUB-ACCOUNT    SUB-ACCOUNT
                                     -----------   --------------
ASSETS:
INVESTMENTS AT VALUE:
AMERICAN SERIES FUNDS ("AMERICAN
 FUND")
American Funds Growth Portfolio
 (2,709,399 Shares; cost
 $112,269,909).....................  $       --     $        --
American Funds Growth-Income
 Portfolio
 (2,353,405 Shares; cost
 $70,678,905)......................          --              --
American Funds Global Small
 Capitalization Portfolio
 (1,661,145 Shares; cost
 $21,316,655)......................          --              --
FIDELITY VARIABLE INSURANCE
 PRODUCTS FUNDS ("FIDELITY FUNDS")
Fidelity VIP Equity-Income
 Portfolio
 (6,545,131 Shares; cost
 $143,695,369).....................          --              --
Fidelity VIP Overseas Portfolio
 (7,332,634 Shares; cost
 $129,753,483).....................          --              --
Fidelity VIP High Income Portfolio
 (4,214,503 Shares; cost
 $25,994,267)......................  29,501,521              --
MET INVESTORS TRUST FUNDS ("MET
 INVESTORS FUND")
T. Rowe Price Mid Cap Growth
 Portfolio
 (1,478,872 Shares; cost
 $9,501,635).......................          --      11,165,483
PIMCO Total Return Portfolio
 (2,984,047 Shares; cost
 $34,504,506)......................          --              --
PIMCO PEA Innovation Portfolio
 (821,086 Shares; cost
 $3,904,272).......................          --              --
Met/AIM Mid Cap Core Equity
 Portfolio
 (351,475 Shares; cost
 $4,451,752).......................          --              --
Met/AIM Small Cap Growth Portfolio
 (310,963 Shares; cost
 $3,394,556).......................          --              --
Harris Oakmark International
 Portfolio
 (956,759 Shares; cost
 $11,655,011)......................          --              --
Janus Aggressive Growth Portfolio
 (319,976 Shares; cost
 $1,963,049).......................          --              --
Neuberger Berman Real Estate
 Portfolio
 (267,154 Shares; cost
 $3,128,651).......................          --              --
MFS Research International
 Portfolio
 (75,007 Shares; cost $827,875)....          --              --
Lord Abbett Bond Debenture
 Portfolio
 (162,694 Shares; cost
 $2,090,097).......................          --              --
                                     -----------    -----------
Total investments..................  29,501,521      11,165,483
Cash and Accounts Receivable.......          --              --
                                     -----------    -----------
Total assets.......................  29,501,521      11,165,483
LIABILITIES:
Due to New England Life Insurance
 Company...........................     249,122       1,295,958
                                     -----------    -----------
NET ASSETS.........................  $29,252,399    $ 9,869,525
                                     ===========    ===========



                       See Notes to Financial Statements.

       PIMCO        PIMCO PEA          MET/AIM             MET/AIM        HARRIS OAKMARK         JANUS         NEUBERGER BERMAN
    TOTAL RETURN   INNOVATION    MID CAP CORE EQUITY   SMALL CAP GROWTH   INTERNATIONAL    AGGRESSIVE GROWTH     REAL ESTATE
    SUB-ACCOUNT    SUB-ACCOUNT       SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT
    ------------   -----------   -------------------   ----------------   --------------   -----------------   ----------------
    $        --    $       --        $       --           $       --       $        --        $       --          $       --
             --            --                --                   --                --                --                  --
             --            --                --                   --                --                --                  --
             --            --                --                   --                --                --                  --
             --            --                --                   --                --                --                  --
             --            --                --                   --                --                --                  --
             --            --                --                   --                --                --                  --
     34,018,138            --                --                   --                --                --                  --
             --     3,793,418                --                   --                --                --                  --
             --            --         4,966,339                   --                --                --                  --
             --            --                --            3,992,765                --                --                  --
             --            --                --                   --        13,739,053                --                  --
             --            --                --                   --                --         2,447,817                  --
             --            --                --                   --                --                --           3,331,416
             --            --                --                   --                --                --                  --
             --            --                --                   --                --                --                  --
    -----------    ----------        ----------           ----------       -----------        ----------          ----------
     34,018,138     3,793,418         4,966,339            3,992,765        13,739,053         2,447,817           3,331,416
             --     2,478,299                --                   --                --                --                  --
    -----------    ----------        ----------           ----------       -----------        ----------          ----------
     34,018,138     6,271,717         4,966,339            3,992,765        13,739,053         2,447,817           3,331,416
        221,495            --            87,161              124,278           122,980           107,316              32,047
    -----------    ----------        ----------           ----------       -----------        ----------          ----------
    $33,796,643    $6,271,717        $4,879,178           $3,868,487       $13,616,073        $2,340,501          $3,299,369
    ===========    ==========        ==========           ==========       ===========        ==========          ==========

              MFS              LORD ABBETT
     RESEARCH INTERNATIONAL   BOND DEBENTURE
          SUB-ACCOUNT          SUB-ACCOUNT
     ----------------------   --------------
            $     --            $       --
                  --                    --
                  --                    --
                  --                    --
                  --                    --
                  --                    --
                  --                    --
                  --                    --
                  --                    --
                  --                    --
                  --                    --
                  --                    --
                  --                    --
                  --                    --
             879,078                    --
                  --             2,054,824
            --------            ----------
             879,078             2,054,824
                  --                    --
            --------            ----------
             879,078             2,054,824
              19,955                14,331
            --------            ----------
            $859,123            $2,040,493
            ========            ==========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

                                                   ZENITH EQUITY                      STATE STREET RESEARCH BOND INCOME
                                                    SUB-ACCOUNT                                  SUB-ACCOUNT
                                    -------------------------------------------   ------------------------------------------
                                    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                       ENDED          ENDED           ENDED          ENDED          ENDED          ENDED
                                    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                        2004           2003           2002            2004           2003           2002
                                    ------------   ------------   -------------   ------------   ------------   ------------
INVESTMENT INCOME (LOSS)
Income:
 Dividends........................  $ 3,411,599    $ 1,820,842    $  2,662,934     $8,235,432     $4,545,688     $5,955,168
 Expenses.........................    4,541,230      4,126,251       4,419,284        813,298        854,253        813,619
                                    -----------    ------------   -------------    ----------     ----------     ----------
Net investment (loss) income......   (1,129,631)    (2,305,409)     (1,756,350)     7,422,134      3,691,435      5,141,549
                                    -----------    ------------   -------------    ----------     ----------     ----------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from
 security transactions............    4,057,343     (8,134,637)     15,512,708        245,067        657,629      1,095,749
Change in net unrealized
 appreciation (depreciation) of
 investments For the Year.........   70,546,187    193,027,791    (202,056,844)    (2,269,317)     3,019,330      3,365,793
                                    -----------    ------------   -------------    ----------     ----------     ----------
Net realized and unrealized gains
 (losses) on investments..........   74,603,530    184,893,154    (186,544,136)    (2,024,250)     3,676,959      4,461,542
                                    -----------    ------------   -------------    ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS.......................  $73,473,899    $182,587,745   $(188,300,486)   $5,397,884     $7,368,394     $9,603,091
                                    ===========    ============   =============    ==========     ==========     ==========

                                        STATE STREET RESEARCH MONEY MARKET
                                                   SUB-ACCOUNT
                                    ------------------------------------------
                                    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                       ENDED          ENDED          ENDED
                                    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                        2004           2003           2002
                                    ------------   ------------   ------------
INVESTMENT INCOME (LOSS)
Income:
 Dividends........................    $915,027       $857,854      $1,416,764
 Expenses.........................     462,459        555,804         531,130
                                      --------       --------      ----------
Net investment (loss) income......     452,568        302,050         885,634
                                      --------       --------      ----------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from
 security transactions............          --            109              --
Change in net unrealized
 appreciation (depreciation) of
 investments For the Year.........          --           (109)             --
                                      --------       --------      ----------
Net realized and unrealized gains
 (losses) on investments..........          --             --              --
                                      --------       --------      ----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS.......................    $452,568       $302,050      $  885,634
                                      ========       ========      ==========

------------
(c) Formerly, Janus Mid Cap Sub-Account

                       See Notes to Financial Statements.

                 MFS TOTAL RETURN                       HARRIS OAKMARK FOCUSED VALUE
                   SUB-ACCOUNT                                  SUB-ACCOUNT
    ------------------------------------------   ------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2004           2003           2002           2004           2003           2002
    ------------   ------------   ------------   ------------   ------------   ------------
    $ 3,715,998    $ 1,627,223    $ 8,643,269    $ 1,867,780    $   194,451    $   227,624
        729,474        572,612        540,197        977,548        801,709        694,231
    -----------    -----------    ------------   -----------    -----------    ------------
      2,986,524      1,054,611      8,103,072        890,232       (607,258)      (466,607)
    -----------    -----------    ------------   -----------    -----------    ------------
     (5,633,903)    (1,462,525)       254,176      6,197,900      2,072,341      3,813,413
     15,194,015     14,838,405    (14,397,361)     8,518,741     37,646,195    (15,327,523)
    -----------    -----------    ------------   -----------    -----------    ------------
      9,560,112     13,375,880    (14,143,185)    14,716,641     39,718,536    (11,514,110)
    -----------    -----------    ------------   -----------    -----------    ------------
    $12,546,636    $14,430,491    $(6,040,113)   $15,606,873    $39,111,278    $(11,980,717)
    ===========    ===========    ============   ===========    ===========    ============

                  FI VALUE LEADERS                         LOOMIS SAYLES SMALL CAP
                    SUB-ACCOUNT                                  SUB-ACCOUNT
     ------------------------------------------   ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2004           2003           2002           2004           2003           2002
     ------------   ------------   ------------   ------------   ------------   ------------
     $   983,288    $   506,851    $   676,406    $        --    $        --    $    140,106
         506,988        451,676        480,986        916,512        788,840         796,837
     -----------    -----------    ------------   -----------    -----------    ------------
         476,300         55,175        195,420       (916,512)      (788,840)       (656,731)
     -----------    -----------    ------------   -----------    -----------    ------------
      (2,858,137)    (3,299,189)     1,899,725      3,394,070        496,209       4,513,962
      11,836,413     19,298,428    (18,712,878)    19,269,186     38,409,165     (34,940,969)
     -----------    -----------    ------------   -----------    -----------    ------------
       8,978,276     15,999,239    (16,813,153)    22,663,256     38,905,374     (30,427,007)
     -----------    -----------    ------------   -----------    -----------    ------------
     $ 9,454,576    $16,054,414    $(16,617,733)  $21,746,744    $38,116,534    $(31,083,738)
     ===========    ===========    ============   ===========    ===========    ============

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

                                                      BALANCED                                 DAVIS VENTURE VALUE
                                                    SUB-ACCOUNT                                    SUB-ACCOUNT
                                   ----------------------------------------------   ------------------------------------------
                                    FOR THE PERIOD    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                   JANUARY 1, 2004       ENDED          ENDED          ENDED          ENDED          ENDED
                                     TO APRIL 30,     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2004             2003           2002           2004           2003           2002
                                   ----------------   ------------   ------------   ------------   ------------   ------------
INVESTMENT INCOME (LOSS)
Income:
 Dividends.......................    $   551,046      $   492,235    $   387,846    $ 1,849,820    $   962,168    $ 2,231,971
 Expenses........................         31,437          111,022        111,358      1,934,790      1,616,839      1,567,223
                                     -----------      -----------    -----------    -----------    -----------    ------------
Net investment (loss) income.....        519,609          381,213        276,488        (84,970)      (654,671)       664,748
                                     -----------      -----------    -----------    -----------    -----------    ------------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from
 security transactions...........     (1,533,857)      (1,188,235)    (1,537,528)     5,903,902      2,248,831      8,638,974
Change in net unrealized
 appreciation (depreciation) of
 investments For the Year........        829,496        3,749,628     (1,288,815)    29,634,368     68,401,357    (56,221,915)
                                     -----------      -----------    -----------    -----------    -----------    ------------
Net realized and unrealized gains
 (losses) on investments.........       (704,361)       2,561,393     (2,826,343)    35,538,270     70,650,188    (47,582,941)
                                     -----------      -----------    -----------    -----------    -----------    ------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS......................    $  (184,752)     $ 2,942,606    $(2,549,855)   $35,453,300    $69,995,517    $(46,918,193)
                                     ===========      ===========    ===========    ===========    ===========    ============

                                     STATE STREET RESEARCH LARGE CAP GROWTH
                                                  SUB-ACCOUNT
                                   ------------------------------------------
                                   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                      ENDED          ENDED          ENDED
                                   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                       2004           2003           2002
                                   ------------   ------------   ------------
INVESTMENT INCOME (LOSS)
Income:
 Dividends.......................  $        --    $   113,475    $         --
 Expenses........................    1,392,378      1,277,023       1,346,954
                                   ------------   ------------   ------------
Net investment (loss) income.....   (1,392,378)    (1,163,548)     (1,346,954)
                                   ------------   ------------   ------------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from
 security transactions...........  (14,910,736)   (16,506,451)      3,186,557
Change in net unrealized
 appreciation (depreciation) of
 investments For the Year........   33,813,560     76,978,626     (92,753,612)
                                   ------------   ------------   ------------
Net realized and unrealized gains
 (losses) on investments.........   18,902,824     60,472,175     (89,567,055)
                                   ------------   ------------   ------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS......................  $17,510,446    $59,308,627    $(90,914,009)
                                   ============   ============   ============

------------
(c) Formerly, Janus Mid Cap Sub-Account


                       See Notes to Financial Statements.

         SALOMON BROTHERS U.S. GOVERNMENT        SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES
                   SUB-ACCOUNT                                    SUB-ACCOUNT
    ------------------------------------------   ---------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR    FOR THE YEAR    FOR THE YEAR
       ENDED          ENDED          ENDED           ENDED           ENDED           ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
        2004           2003           2002           2004            2003            2002
    ------------   ------------   ------------   -------------   -------------   -------------
      $19,692        $ 21,915       $41,032        $ 49,503        $ 29,958        $ 85,774
        9,142          10,743           702          17,458          14,640          11,878
      -------        --------       -------        --------        --------        --------
       10,550          11,172        40,330          32,045          15,318          73,896
      -------        --------       -------        --------        --------        --------
       22,258          17,323         7,689          15,924            (968)        (26,212)
       (8,495)        (20,770)       24,678          82,194         144,628          52,240
      -------        --------       -------        --------        --------        --------
       13,763          (3,447)       32,367          98,118         143,660          26,028
      -------        --------       -------        --------        --------        --------
      $24,313        $  7,725       $72,697        $130,163        $158,978        $ 99,924
      =======        ========       =======        ========        ========        ========

                MFS INVESTORS TRUST                           MFS RESEARCH MANAGERS
                    SUB-ACCOUNT                                    SUB-ACCOUNT
     ------------------------------------------   ---------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD    FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED       JANUARY 1, 2004      ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    TO APRIL 30,     DECEMBER 31,   DECEMBER 31,
         2004           2003           2002            2004             2003           2002
     ------------   ------------   ------------   ---------------   ------------   ------------
      $   30,960     $   14,939    $    20,402      $    49,512     $    81,094    $    18,116
          78,062         26,952         25,204           16,716          57,129         63,539
      ----------     ----------    -----------      -----------     -----------    -----------
         (47,102)       (12,013)        (4,802)          32,796          23,965        (45,423)
      ----------     ----------    -----------      -----------     -----------    -----------
        (268,170)      (409,975)      (398,792)      (1,524,349)     (1,791,509)    (2,345,654)
       2,208,942      1,376,363       (679,536)       1,635,471       3,705,437       (643,921)
      ----------     ----------    -----------      -----------     -----------    -----------
       1,940,772        966,388     (1,078,328)         111,122       1,913,928     (2,989,575)
      ----------     ----------    -----------      -----------     -----------    -----------
      $1,893,670     $  954,375    $(1,083,130)     $   143,918     $ 1,937,893    $(3,034,998)
      ==========     ==========    ===========      ===========     ===========    ===========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

                                                FI MID CAP OPPORTUNITIES                         FI MID CAP OPPORTUNITIES
                                                      SUB-ACCOUNT                                     SUB-ACCOUNT(c)
                                   --------------------------------------------------   ------------------------------------------
                                     FOR THE PERIOD     FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                   JANUARY 1, 2004 TO      ENDED       MAY 1, 2002 TO      ENDED          ENDED          ENDED
                                       APRIL 30,        DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                          2004              2003            2002            2004           2003           2002
                                   ------------------   ------------   --------------   ------------   ------------   ------------
INVESTMENT INCOME (LOSS)
Income:
 Dividends.......................      $ 104,915          $ 15,111         $   --       $   160,274    $        --    $        --
 Expenses........................          1,961             2,802             62           171,497        145,350        135,700
                                       ---------          --------         ------       -----------    -----------    ------------
Net investment (loss) income.....        102,954            12,309            (62)          (11,223)      (145,350)      (135,700)
                                       ---------          --------         ------       -----------    -----------    ------------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from
 security transactions...........        (71,401)          127,595            186        (3,457,450)    (8,848,297)   (12,257,869)
Change in net unrealized
 appreciation (depreciation) of
 investments For the Year........        (73,886)           72,556          1,330         8,296,333     16,405,131      3,466,757
                                       ---------          --------         ------       -----------    -----------    ------------
Net realized and unrealized gains
 (losses) on investments.........       (145,287)          200,151          1,516         4,838,883      7,556,834     (8,791,112)
                                       ---------          --------         ------       -----------    -----------    ------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS......................      $ (42,333)         $212,460         $1,454       $ 4,827,660    $ 7,411,484    $(8,926,812)
                                       =========          ========         ======       ===========    ===========    ============

                                               MET/PUTNAM VOYAGER
                                                  SUB-ACCOUNT
                                   ------------------------------------------
                                   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                      ENDED          ENDED          ENDED
                                   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                       2004           2003           2002
                                   ------------   ------------   ------------
INVESTMENT INCOME (LOSS)
Income:
 Dividends.......................  $     8,343    $        --    $        --
 Expenses........................       36,385         35,622         33,891
                                   -----------    -----------    -----------
Net investment (loss) income.....      (28,042)       (35,622)       (33,891)
                                   -----------    -----------    -----------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from
 security transactions...........     (367,078)    (1,420,059)    (2,630,379)
Change in net unrealized
 appreciation (depreciation) of
 investments For the Year........      697,588      3,007,526        539,725
                                   -----------    -----------    -----------
Net realized and unrealized gains
 (losses) on investments.........      330,510      1,587,467     (2,090,654)
                                   -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS......................  $   302,468    $ 1,551,845    $(2,124,545)
                                   ===========    ===========    ===========

------------
(c) Formerly, Janus Mid Cap Sub-Account


                       See Notes to Financial Statements.

                RUSSELL 2000 INDEX                         FI INTERNATIONAL STOCK
                   SUB-ACCOUNT                                  SUB-ACCOUNT
    ------------------------------------------   ------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2004           2003           2002           2004           2003           2002
    ------------   ------------   ------------   ------------   ------------   ------------
     $   79,487     $   61,730    $    40,726     $  483,656    $   208,174    $   206,841
         91,194         50,761         33,860        210,552        180,795        152,218
     ----------     ----------    -----------     ----------    -----------    -----------
        (11,707)        10,969          6,866        273,104         27,379         54,623
     ----------     ----------    -----------     ----------    -----------    -----------
        624,110       (218,557)      (563,915)      (888,146)    (1,596,931)      (449,822)
      2,397,634      4,042,967     (1,042,793)     6,749,239      9,520,606     (4,539,403)
     ----------     ----------    -----------     ----------    -----------    -----------
      3,021,744      3,824,410     (1,606,708)     5,861,093      7,923,675     (4,989,225)
     ----------     ----------    -----------     ----------    -----------    -----------
     $3,010,037     $3,835,379    $(1,599,842)    $6,134,197    $ 7,951,054    $(4,934,602)
     ==========     ==========    ===========     ==========    ===========    ===========

            STATE STREET RESEARCH AURORA                     METLIFE STOCK INDEX
                    SUB-ACCOUNT                                  SUB-ACCOUNT
     ------------------------------------------   ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2004           2003           2002           2004           2003           2002
     ------------   ------------   ------------   ------------   ------------   ------------
      $       --    $        --    $   134,323    $ 1,776,087    $ 3,035,764    $  3,032,777
         329,632        220,330        122,294      1,252,610      1,108,540       1,116,031
      ----------    -----------    -----------    -----------    -----------    ------------
        (329,632)      (220,330)        12,029        523,477      1,927,224       1,916,746
      ----------    -----------    -----------    -----------    -----------    ------------
       1,890,673       (644,461)      (643,247)    (2,768,451)    (6,888,669)     (5,805,619)
       7,770,697     18,233,077     (7,624,022)    21,768,164     48,248,495     (42,875,959)
      ----------    -----------    -----------    -----------    -----------    ------------
       9,661,370     17,588,616     (8,267,269)    18,999,713     41,359,826     (48,681,578)
      ----------    -----------    -----------    -----------    -----------    ------------
      $9,331,738    $17,368,286    $(8,255,240)   $19,523,190    $43,287,050    $(46,764,832)
      ==========    ===========    ===========    ===========    ===========    ============

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

                                       LEHMAN BROTHERS AGGREGATE BOND INDEX              MORGAN STANLEY EAFE INDEX
                                                   SUB-ACCOUNT                                  SUB-ACCOUNT
                                    ------------------------------------------   ------------------------------------------
                                    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                    DECEMBER 31,   DECEMBER 31,   DECEMBER 31    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                        2004           2003           2002           2004           2003           2002
                                    ------------   ------------   ------------   ------------   ------------   ------------
INVESTMENT INCOME (LOSS)
Income:
 Dividends........................   $  854,440     $1,454,150     $  283,297     $   49,781     $   41,271     $   3,876
 Expenses.........................      108,678        117,048         56,571         31,552         14,729         5,176
                                     ----------     ----------     ----------     ----------     ----------     ---------
Net investment (loss) income......      745,762      1,337,102        226,726         18,229         26,542        (1,300)
                                     ----------     ----------     ----------     ----------     ----------     ---------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from
 security transactions............      223,193        226,944         85,942        595,987         (4,000)      (48,380)
Change in net unrealized
 appreciation (depreciation) of
 investments For the Year.........       43,507       (790,508)     1,000,240        912,436      1,159,515      (155,310)
                                     ----------     ----------     ----------     ----------     ----------     ---------
Net realized and unrealized gains
 (losses) on investments..........      266,700       (563,564)     1,086,182      1,508,423      1,155,515      (203,690)
                                     ----------     ----------     ----------     ----------     ----------     ---------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS.......................   $1,012,462     $  773,538     $1,312,908     $1,526,652     $1,182,057     $(204,990)
                                     ==========     ==========     ==========     ==========     ==========     =========

                                           METLIFE MID CAP STOCK INDEX
                                                   SUB-ACCOUNT
                                    ------------------------------------------
                                    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                       ENDED          ENDED          ENDED
                                    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                        2004           2003           2002
                                    ------------   ------------   ------------
INVESTMENT INCOME (LOSS)
Income:
 Dividends........................   $   60,464     $   21,611     $   7,631
 Expenses.........................       34,891         22,659        12,985
                                     ----------     ----------     ---------
Net investment (loss) income......       25,573         (1,048)       (5,354)
                                     ----------     ----------     ---------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from
 security transactions............      221,460        (99,390)      (54,202)
Change in net unrealized
 appreciation (depreciation) of
 investments For the Year.........    1,119,929      1,548,974      (478,537)
                                     ----------     ----------     ---------
Net realized and unrealized gains
 (losses) on investments..........    1,341,389      1,449,584      (532,739)
                                     ----------     ----------     ---------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS.......................   $1,366,962     $1,448,536     $(538,093)
                                     ==========     ==========     =========

------------
(c) Formerly, Janus Mid Cap Sub-Account


                       See Notes to Financial Statements.

         FRANKLIN TEMPLETON SMALL CAP GROWTH             STATE STREET RESEARCH INVESTMENT TRUST
                     SUB-ACCOUNT                                      SUB-ACCOUNT
    ----------------------------------------------   ----------------------------------------------
    FOR THE YEAR   FOR THE YEAR    FOR THE PERIOD    FOR THE YEAR   FOR THE YEAR    FOR THE PERIOD
       ENDED          ENDED       JANUARY 14, 2002      ENDED          ENDED       JANUARY 14, 2002
    DECEMBER 31,   DECEMBER 31,   TO DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   TO DECEMBER 31,
        2004           2003             2002             2004           2003             2002
    ------------   ------------   ----------------   ------------   ------------   ----------------
      $     --       $     --        $      --         $  7,745       $  4,032         $    551
        21,764         10,623            3,846            3,831          2,173              787
      --------       --------        ---------         --------       --------         --------
       (21,764)       (10,623)          (3,846)           3,914          1,859             (236)
      --------       --------        ---------         --------       --------         --------
       173,561        (86,599)         (64,412)          23,584         (9,549)          (5,406)
       359,472        862,991         (199,380)         104,808        167,330          (37,833)
      --------       --------        ---------         --------       --------         --------
       533,033        776,392         (263,792)         128,392        157,781          (43,239)
      --------       --------        ---------         --------       --------         --------
      $511,269       $765,769        $(267,638)        $132,306       $159,640         $(43,475)
      ========       ========        =========         ========       ========         ========

        STATE STREET RESEARCH LARGE CAP VALUE          NEUBERGER BERMAN PARTNERS MID CAP VALUE
                     SUB-ACCOUNT                                     SUB-ACCOUNT
     --------------------------------------------   ----------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR   FOR THE YEAR    FOR THE PERIOD
        ENDED          ENDED       MAY 1, 2002 TO      ENDED          ENDED       JANUARY 14, 2002
     DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   TO DECEMBER 31,
         2004           2003            2002            2004           2003             2002
     ------------   ------------   --------------   ------------   ------------   ----------------
       $     --       $ 18,169        $  2,002       $  381,579     $   17,255       $   1,558
         13,608          6,469             768           71,827         33,313           9,756
       --------       --------        --------       ----------     ----------       ---------
        (13,608)        11,700           1,234          309,752        (16,058)         (8,198)
       --------       --------        --------       ----------     ----------       ---------
        386,999          7,098          (5,405)         877,164        (53,468)        (18,580)
         22,099        430,295         (10,014)       1,788,862      2,029,909        (228,386)
       --------       --------        --------       ----------     ----------       ---------
        409,098        437,393         (15,419)       2,666,026      1,976,441        (246,966)
       --------       --------        --------       ----------     ----------       ---------
       $395,490       $449,093        $(14,185)      $2,975,778     $1,960,383       $(255,164)
       ========       ========        ========       ==========     ==========       =========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

                                                                                               T. ROWE PRICE      T. ROWE PRICE
                                                      HARRIS OAKMARK LARGE CAP VALUE          LARGE CAP GROWTH   SMALL CAP GROWTH
                                                               SUB-ACCOUNT                      SUB-ACCOUNT        SUB-ACCOUNT
                                               --------------------------------------------   ----------------   ----------------
                                               FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD    FOR THE PERIOD     FOR THE PERIOD
                                                  ENDED          ENDED       MAY 1, 2002 TO    MAY 3, 2004 TO     MAY 3, 2004 TO
                                               DECEMBER 31,   DECEMBER 31,    DECEMBER 31,      DECEMBER 31,       DECEMBER 31,
                                                   2004           2003            2002              2004               2004
                                               ------------   ------------   --------------   ----------------   ----------------
INVESTMENT INCOME (LOSS)
Income:
 Dividends...................................    $ 35,901       $     --        $  8,226          $    --            $    --
 Expenses....................................      34,314         16,941           2,350              501                224
                                                 --------       --------        --------          -------            -------
Net investment (loss) income.................       1,587        (16,941)          5,876             (501)              (224)
                                                 --------       --------        --------          -------            -------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
 ON INVESTMENTS:
Net realized gains (losses) from security
 transactions................................     494,753         12,721         (13,014)            (614)              (602)
Change in net unrealized appreciation
 (depreciation) of investments For the
 Year........................................     339,192        855,125         (52,488)          55,012             43,347
                                                 --------       --------        --------          -------            -------
Net realized and unrealized gains (losses)
 on investments..............................     833,945        867,846         (65,502)          54,398             42,745
                                                 --------       --------        --------          -------            -------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS...................    $835,532       $850,905        $(59,626)         $53,897            $42,521
                                                 ========       ========        ========          =======            =======

------------
(c) Formerly, Janus Mid Cap Sub-Account


                       See Notes to Financial Statements.

       SCUDDER       STATE STREET RESEARCH   STATE STREET RESEARCH
    GLOBAL EQUITY      AGGRESSIVE GROWTH          DIVERSIFIED                  AMERICAN FUNDS GROWTH
     SUB-ACCOUNT          SUB-ACCOUNT             SUB-ACCOUNT                       SUB-ACCOUNT
    --------------   ---------------------   ---------------------   ------------------------------------------
    FOR THE PERIOD      FOR THE PERIOD          FOR THE PERIOD       FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
    MAY 3, 2004 TO      MAY 3, 2004 TO          MAY 3, 2004 TO          ENDED          ENDED          ENDED
     DECEMBER 31,        DECEMBER 31,            DECEMBER 31,        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2004                2004                    2004                2004           2003           2002
    --------------   ---------------------   ---------------------   ------------   ------------   ------------
        $   --              $    --                 $    --          $   218,587    $    89,989    $    14,213
            42                  510                     979              577,685        348,713        183,023
        ------              -------                 -------          -----------    -----------    -----------
           (42)                (510)                   (979)            (359,098)      (258,724)      (168,810)
        ------              -------                 -------          -----------    -----------    -----------
           125                  860                     890            1,069,623       (740,689)    (1,769,305)
         6,969               33,766                  46,566           13,265,948     20,874,621     (7,716,831)
        ------              -------                 -------          -----------    -----------    -----------
         7,094               34,626                  47,456           14,335,571     20,133,932     (9,486,136)
        ------              -------                 -------          -----------    -----------    -----------
        $7,052              $34,116                 $46,477          $13,976,473    $19,875,208    $(9,654,946)
        ======              =======                 =======          ===========    ===========    ===========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

                                           AMERICAN FUNDS GROWTH-INCOME          AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION
                                                   SUB-ACCOUNT                                  SUB-ACCOUNT
                                    ------------------------------------------   ------------------------------------------
                                    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                        2004           2003           2002           2004           2003           2002
                                    ------------   ------------   ------------   ------------   ------------   ------------
INVESTMENT INCOME (LOSS)
Income:
 Dividends........................   $  698,000    $   534,735    $   308,267     $       --     $   59,233    $    39,924
 Expenses.........................      338,893        220,319        127,280        112,234         56,101         28,754
                                     ----------    -----------    -----------     ----------     ----------    -----------
Net investment (loss) income......      359,107        314,416        180,987       (112,234)         3,132         11,170
                                     ----------    -----------    -----------     ----------     ----------    -----------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from
 security transactions............    1,048,558       (344,078)      (667,401)       863,723        206,759       (190,487)
Change in net unrealized
 appreciation (depreciation) of
 investments For the Year.........    5,902,884     13,921,980     (4,433,373)     3,579,827      4,450,306     (1,204,973)
                                     ----------    -----------    -----------     ----------     ----------    -----------
Net realized and unrealized gains
 (losses) on investments..........    6,951,442     13,577,902     (5,100,774)     4,443,550      4,657,065     (1,395,460)
                                     ----------    -----------    -----------     ----------     ----------    -----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS.......................   $7,310,549    $13,892,318    $(4,919,787)    $4,331,316     $4,660,197    $(1,384,290)
                                     ==========    ===========    ===========     ==========     ==========    ===========

                                              FIDELITY EQUITY-INCOME
                                                   SUB-ACCOUNT
                                    ------------------------------------------
                                    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                       ENDED          ENDED          ENDED
                                    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                        2004           2003           2002
                                    ------------   ------------   ------------
INVESTMENT INCOME (LOSS)
Income:
 Dividends........................  $ 3,014,233    $ 2,453,994    $  6,356,366
 Expenses.........................      984,556        867,159         953,331
                                    -----------    -----------    ------------
Net investment (loss) income......    2,029,677      1,586,835       5,403,035
                                    -----------    -----------    ------------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from
 security transactions............    6,054,787      3,057,078       5,466,327
Change in net unrealized
 appreciation (depreciation) of
 investments For the Year.........    8,365,954     32,047,140     (40,377,303)
                                    -----------    -----------    ------------
Net realized and unrealized gains
 (losses) on investments..........   14,420,741     35,104,218     (34,910,976)
                                    -----------    -----------    ------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS.......................  $16,450,418    $36,691,053    $(29,507,941)
                                    ===========    ===========    ============

------------
(c) Formerly, Janus Mid Cap Sub-Account


                       See Notes to Financial Statements.

                FIDELITY OVERSEAS                           FIDELITY HIGH INCOME
                   SUB-ACCOUNT                                  SUB-ACCOUNT
    ------------------------------------------   ------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2004           2003           2002           2004           2003           2002
    ------------   ------------   ------------   ------------   ------------   ------------
    $ 1,388,161    $   787,294    $   781,287     $2,397,462     $1,497,530     $1,585,639
        739,957        604,976        607,951        163,748        147,544        101,931
    -----------    -----------    ------------    ----------     ----------     ----------
        648,204        182,318        173,336      2,233,714      1,349,986      1,483,708
    -----------    -----------    ------------    ----------     ----------     ----------
     (1,480,246)    (5,236,010)    (2,238,040)       370,732     (4,099,423)    (5,162,418)
     15,709,356     42,374,348    (21,574,452)      (208,672)     8,050,306      4,578,778
    -----------    -----------    ------------    ----------     ----------     ----------
     14,229,110     37,138,338    (23,812,492)       162,060      3,950,883       (583,640)
    -----------    -----------    ------------    ----------     ----------     ----------
    $14,877,314    $37,320,656    $(23,639,156)   $2,395,774     $5,300,869     $  900,068
    ===========    ===========    ============    ==========     ==========     ==========

              T. ROWE PRICE MID CAP GROWTH                         PIMCO TOTAL RETURN
                      SUB-ACCOUNT                                     SUB-ACCOUNT
     ----------------------------------------------   --------------------------------------------
     FOR THE YEAR   FOR THE YEAR    FOR THE PERIOD    FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
        ENDED          ENDED       JANUARY 14, 2002      ENDED          ENDED       MAY 1, 2002 TO
     DECEMBER 31,   DECEMBER 31,   TO DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
         2004           2003             2002             2004           2003            2002
     ------------   ------------   ----------------   ------------   ------------   --------------
      $       --     $       --       $   9,464        $2,158,813      $499,758        $     --
          39,670         16,606           5,849           133,151       110,655          55,100
      ----------     ----------       ---------        ----------      --------        --------
         (39,670)       (16,606)          3,615         2,025,662       389,103         (55,100)
      ----------     ----------       ---------        ----------      --------        --------
         528,262       (186,614)       (132,297)          239,643       278,352          29,320
         995,330      1,114,108        (445,589)         (911,352)       81,019         343,965
      ----------     ----------       ---------        ----------      --------        --------
       1,523,592        927,494        (577,886)         (671,709)      359,371         373,285
      ----------     ----------       ---------        ----------      --------        --------
      $1,483,922     $  910,888       $(574,271)       $1,353,953      $748,474        $318,185
      ==========     ==========       =========        ==========      ========        ========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

                                               PIMCO PEA INNOVATION                        MET/AIM MID CAP CORE EQUITY
                                                   SUB-ACCOUNT                                     SUB-ACCOUNT
                                  ----------------------------------------------   --------------------------------------------
                                  FOR THE YEAR   FOR THE YEAR    FOR THE PERIOD    FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
                                     ENDED          ENDED       JANUARY 14, 2002      ENDED          ENDED       MAY 1, 2002 TO
                                  DECEMBER 31,   DECEMBER 31,   TO DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                      2004           2003             2002             2004           2003            2002
                                  ------------   ------------   ----------------   ------------   ------------   --------------
INVESTMENT INCOME (LOSS)
Income:
 Dividends......................   $   2,853       $     --        $      --         $     --       $ 22,307        $    852
 Expenses.......................      17,970          7,072            1,032           20,653          8,330           1,301
                                   ---------       --------        ---------         --------       --------        --------
Net investment (loss) income....     (15,117)        (7,072)          (1,032)         (20,653)        13,977            (449)
                                   ---------       --------        ---------         --------       --------        --------
NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from
 security transactions..........     387,107         21,687         (177,812)         354,012          1,636          (1,711)
Change in net unrealized
 appreciation (depreciation) of
 investments For the Year.......    (617,576)       526,988          (20,265)         129,409        399,111         (13,932)
                                   ---------       --------        ---------         --------       --------        --------
Net realized and unrealized
 gains (losses) on
 investments....................    (230,469)       548,675         (198,077)         483,421        400,747         (15,643)
                                   ---------       --------        ---------         --------       --------        --------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS.....................   $(245,586)      $541,603        $(199,109)        $462,768       $414,724        $(16,092)
                                   =========       ========        =========         ========       ========        ========

                                            MET/AIM SMALL CAP GROWTH
                                                  SUB-ACCOUNT
                                  --------------------------------------------
                                  FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
                                     ENDED          ENDED       MAY 1, 2002 TO
                                  DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                      2004           2003            2002
                                  ------------   ------------   --------------
INVESTMENT INCOME (LOSS)
Income:
 Dividends......................    $     --       $     --        $     --
 Expenses.......................      20,687         12,757           2,314
                                    --------       --------        --------
Net investment (loss) income....     (20,687)       (12,757)         (2,314)
                                    --------       --------        --------
NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from
 security transactions..........     277,085        105,553         (12,284)
Change in net unrealized
 appreciation (depreciation) of
 investments For the Year.......     (25,476)       704,818         (81,133)
                                    --------       --------        --------
Net realized and unrealized
 gains (losses) on
 investments....................     251,609        810,371         (93,417)
                                    --------       --------        --------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS.....................    $230,922       $797,614        $(95,731)
                                    ========       ========        ========

------------
(c) Formerly, Janus Mid Cap Sub-Account


                       See Notes to Financial Statements.

                                                                                                NEUBERGER BERMAN    MFS RESEARCH
            HARRIS OAKMARK INTERNATIONAL                    JANUS AGGRESSIVE GROWTH               REAL ESTATE      INTERNATIONAL
                    SUB-ACCOUNT                                   SUB-ACCOUNT                     SUB-ACCOUNT       SUB-ACCOUNT
    --------------------------------------------   ------------------------------------------   ----------------   --------------
    FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR    FOR THE PERIOD    FOR THE PERIOD
       ENDED          ENDED       MAY 1, 2002 TO      ENDED          ENDED          ENDED        MAY 3, 2004 TO    MAY 3, 2004 TO
    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     DECEMBER 31,      DECEMBER 31,
        2004           2003            2002            2004           2003           2002             2004              2004
    ------------   ------------   --------------   ------------   ------------   ------------   ----------------   --------------
     $    3,474      $ 58,411        $    45         $     --      $      --      $      --         $127,992          $ 1,777
         38,488         5,947             59           10,497          8,972          6,201            3,775              265
     ----------      --------        -------         --------      ---------      ---------         --------          -------
        (35,014)       52,464            (14)         (10,497)        (8,972)        (6,201)         124,217            1,512
     ----------      --------        -------         --------      ---------      ---------         --------          -------
        347,269        12,684           (277)          84,224       (258,917)       (97,313)             562            1,101
      1,503,080       581,719           (756)         110,794        718,951       (305,291)         202,765           51,203
     ----------      --------        -------         --------      ---------      ---------         --------          -------
      1,850,349       594,403         (1,033)         195,018        460,034       (402,604)         203,327           52,304
     ----------      --------        -------         --------      ---------      ---------         --------          -------
     $1,815,335      $646,867        $(1,047)        $184,521      $ 451,062      $(408,805)        $327,544          $53,816
     ==========      ========        =======         ========      =========      =========         ========          =======

      LORD ABBETT
     BOND DEBENTURE
      SUB-ACCOUNT
     --------------
     FOR THE PERIOD
     MAY 3, 2004 TO
      DECEMBER 31,
          2004
     --------------
        $ 66,025
             512
        --------
          65,513
        --------
           9,035
         (35,273)
        --------
         (26,238)
        --------
        $ 39,275
        ========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

                                                    ZENITH EQUITY                      STATE STREET RESEARCH BOND INCOME
                                                     SUB-ACCOUNT                                  SUB-ACCOUNT
                                     -------------------------------------------   ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED           ENDED          ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2004           2003           2002            2004           2003           2002
                                     ------------   ------------   -------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment (loss) income......  $ (1,129,631)  $ (2,305,409)  $  (1,756,350)  $  7,422,134   $  3,691,435   $  5,141,549
 Net realized gains (losses) from
  security transactions............     4,057,343     (8,134,637)     15,512,708        245,067        657,629      1,095,749
 Change in net unrealized
  appreciation (deprecation) of
  investments......................    70,546,187    193,027,791    (202,056,844)    (2,269,317)     3,019,330      3,365,793
                                     ------------   ------------   -------------   ------------   ------------   ------------
 Net increase (decrease) in net
  assets resulting from
  operations.......................    73,473,899    182,587,745    (188,300,486)     5,397,884      7,368,394      9,603,091
                                     ------------   ------------   -------------   ------------   ------------   ------------
From capital transactions:
 Net premiums......................    77,098,971     89,754,517     105,524,901     21,438,847     22,218,426     20,903,173
 Redemptions.......................   (57,461,572)   (51,388,819)    (50,874,532)    (9,264,316)    (7,580,949)    (5,188,578)
                                     ------------   ------------   -------------   ------------   ------------   ------------
 Total net premiums
  (redemptions)....................    19,637,399     38,365,698      54,650,369     12,174,531     14,637,477     15,714,595
 Net sub-account transfers.........   (23,057,097)   (30,645,796)    (47,937,061)    (5,850,684)      (890,219)    11,316,930
 Net other transfers...............   (57,830,098)   (57,026,596)    (65,387,798)   (13,646,559)   (13,817,386)   (13,447,775)
                                     ------------   ------------   -------------   ------------   ------------   ------------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................   (61,249,796)   (49,306,694)    (58,674,490)    (7,322,712)       (70,128)    13,583,750
                                     ------------   ------------   -------------   ------------   ------------   ------------
NET CHANGE IN NET ASSETS...........    12,224,103    133,281,051    (246,974,976)    (1,924,828)     7,298,266     23,186,841
NET ASSETS -- BEGINNING OF
 PERIOD............................   756,136,082    622,855,031     869,830,007    144,581,086    137,282,820    114,095,979
                                     ------------   ------------   -------------   ------------   ------------   ------------
NET ASSETS -- END OF PERIOD........  $768,360,185   $756,136,082   $ 622,855,031   $142,656,258   $144,581,086   $137,282,820
                                     ============   ============   =============   ============   ============   ============

                                         STATE STREET RESEARCH MONEY MARKET
                                                    SUB-ACCOUNT
                                     ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2004           2003           2002
                                     ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment (loss) income......  $    452,568   $    302,050   $    885,634
 Net realized gains (losses) from
  security transactions............            --            109             --
 Change in net unrealized
  appreciation (deprecation) of
  investments......................            --           (109)            --
                                     ------------   ------------   ------------
 Net increase (decrease) in net
  assets resulting from
  operations.......................       452,568        302,050        885,634
                                     ------------   ------------   ------------
From capital transactions:
 Net premiums......................    61,096,899     59,868,783     89,038,110
 Redemptions.......................   (19,400,297)   (13,469,916)   (12,316,384)
                                     ------------   ------------   ------------
 Total net premiums
  (redemptions)....................    41,696,602     46,398,867     76,721,726
 Net sub-account transfers.........   (27,211,983)   (24,894,875)   (41,624,400)
 Net other transfers...............   (27,915,764)   (30,426,253)   (21,898,761)
                                     ------------   ------------   ------------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................   (13,431,145)    (8,922,261)    13,198,565
                                     ------------   ------------   ------------
NET CHANGE IN NET ASSETS...........   (12,978,577)    (8,620,211)    14,084,199
NET ASSETS -- BEGINNING OF
 PERIOD............................   104,081,007    112,701,218     98,617,019
                                     ------------   ------------   ------------
NET ASSETS -- END OF PERIOD........  $ 91,102,430   $104,081,007   $112,701,218
                                     ============   ============   ============

---------------
(c) Formerly, Janus Mid Cap Sub-Account


                       See Notes to Financial Statements.

                 MFS TOTAL RETURN                       HARRIS OAKMARK FOCUSED VALUE
                   SUB-ACCOUNT                                  SUB-ACCOUNT
    ------------------------------------------   ------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2004           2003           2002           2004           2003           2002
    ------------   ------------   ------------   ------------   ------------   ------------
    $  2,986,524   $  1,054,611   $ 8,103,072    $    890,232   $   (607,258)  $   (466,607)
      (5,633,903)    (1,462,525)      254,176       6,197,900      2,072,341      3,813,413
      15,194,015     14,838,405   (14,397,361)      8,518,741     37,646,195    (15,327,523)
    ------------   ------------   ------------   ------------   ------------   ------------
      12,546,636     14,430,491    (6,040,113)     15,606,873     39,111,278    (11,980,717)
    ------------   ------------   ------------   ------------   ------------   ------------
      15,407,527     14,769,888    14,370,925      24,581,993     23,628,782     21,761,800
      (6,514,766)    (4,157,626)   (3,761,311)    (10,462,871)    (7,245,783)    (5,167,843)
    ------------   ------------   ------------   ------------   ------------   ------------
       8,892,761     10,612,262    10,609,614      14,119,122     16,382,999     16,593,957
      18,569,863      2,423,346     2,411,615       2,926,787      6,793,497     23,836,746
     (11,305,283)    (9,085,734)   (8,963,145)    (15,838,957)   (13,962,777)   (12,156,751)
    ------------   ------------   ------------   ------------   ------------   ------------
      16,157,341      3,949,874     4,058,084       1,206,952      9,213,719     28,273,952
    ------------   ------------   ------------   ------------   ------------   ------------
      28,703,977     18,380,365    (1,982,029)     16,813,825     48,324,997     16,293,235
     102,516,529     84,136,164    86,118,193     165,660,062    117,335,065    101,041,830
    ------------   ------------   ------------   ------------   ------------   ------------
    $131,220,506   $102,516,529   $84,136,164    $182,473,887   $165,660,062   $117,335,065
    ============   ============   ============   ============   ============   ============

                  FI VALUE LEADERS                         LOOMIS SAYLES SMALL CAP
                    SUB-ACCOUNT                                  SUB-ACCOUNT
     ------------------------------------------   ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2004           2003           2002           2004           2003           2002
     ------------   ------------   ------------   ------------   ------------   ------------
     $   476,300    $    55,175    $   195,420    $   (916,512)  $   (788,840)  $   (656,731)
      (2,858,137)    (3,299,189)     1,899,725       3,394,070        496,209      4,513,962
      11,836,413     19,298,428    (18,712,878)     19,269,186     38,409,165    (34,940,969)
     -----------    -----------    ------------   ------------   ------------   ------------
       9,454,576     16,054,414    (16,617,733)     21,746,744     38,116,534    (31,083,738)
     -----------    -----------    ------------   ------------   ------------   ------------
      10,368,616     12,107,470     14,513,861      19,433,844     22,141,769     25,258,947
      (4,611,153)    (3,999,213)    (3,593,368)     (9,439,720)    (6,905,500)    (6,230,888)
     -----------    -----------    ------------   ------------   ------------   ------------
       5,757,463      8,108,257     10,920,493       9,994,124     15,236,269     19,028,059
      (3,533,876)    (5,024,334)    (6,987,198)     (3,806,363)    (4,945,535)    (6,918,288)
      (7,070,057)    (7,338,672)    (7,859,332)    (13,370,209)   (13,122,406)   (14,581,770)
     -----------    -----------    ------------   ------------   ------------   ------------
      (4,846,470)    (4,254,749)    (3,926,037)     (7,182,448)    (2,831,672)    (2,471,999)
     -----------    -----------    ------------   ------------   ------------   ------------
       4,608,106     11,799,665    (20,543,770)     14,564,296     35,284,862    (33,555,737)
      76,081,031     64,281,366     84,825,136     143,154,523    107,869,661    141,425,398
     -----------    -----------    ------------   ------------   ------------   ------------
     $80,689,137    $76,081,031    $64,281,366    $157,718,819   $143,154,523   $107,869,661
     ===========    ===========    ============   ============   ============   ============

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

                                                       BALANCED                                 DAVIS VENTURE VALUE
                                                      SUB-ACCOUNT                                   SUB-ACCOUNT
                                     ---------------------------------------------   ------------------------------------------
                                     FOR THE PERIOD      FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                     JANUARY 1, 2004    YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                      TO APRIL 30,     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                          2004             2003           2002           2004           2003           2002
                                     ---------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment (loss) income......   $    519,609     $   381,213    $   276,488    $    (84,970)  $   (654,671)  $    664,748
 Net realized gains (losses) from
  security transactions............     (1,533,857)     (1,188,235)    (1,537,528)      5,903,902      2,248,831      8,638,974
 Change in net unrealized
  appreciation (deprecation) of
  investments......................        829,496       3,749,628     (1,288,815)     29,634,368     68,401,357    (56,221,915)
                                      ------------     -----------    -----------    ------------   ------------   ------------
 Net increase (decrease) in net
  assets resulting from
  operations.......................       (184,752)      2,942,606     (2,549,855)     35,453,300     69,995,517    (46,918,193)
                                      ------------     -----------    -----------    ------------   ------------   ------------
From capital transactions:
 Net premiums......................      1,014,771       3,361,068      3,924,576      48,906,599     50,679,220     55,135,416
 Redemptions.......................       (551,050)     (1,300,345)      (907,354)    (18,912,665)   (14,383,047)   (11,989,460)
                                      ------------     -----------    -----------    ------------   ------------   ------------
 Total net premiums
  (redemptions)....................        463,721       2,060,723      3,017,222      29,993,934     36,296,173     43,145,956
 Net sub-account transfers.........    (18,295,407)        191,088       (294,928)       (921,279)    (2,223,360)    (6,324,654)
 Net other transfers...............       (470,336)     (2,244,310)    (2,446,226)    (31,625,084)   (30,573,850)   (29,734,062)
                                      ------------     -----------    -----------    ------------   ------------   ------------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................    (18,302,022)          7,501        276,068      (2,552,429)     3,498,963      7,087,240
                                      ------------     -----------    -----------    ------------   ------------   ------------
NET CHANGE IN NET ASSETS...........    (18,486,774)      2,950,107     (2,273,787)     32,900,871     73,494,480    (39,830,953)
NET ASSETS -- BEGINNING OF
 PERIOD............................     18,486,774      15,536,667     17,810,454     302,685,265    229,190,785    269,021,738
                                      ------------     -----------    -----------    ------------   ------------   ------------
NET ASSETS -- END OF PERIOD........   $         --     $18,486,774    $15,536,667    $335,586,136   $302,685,265   $229,190,785
                                      ============     ===========    ===========    ============   ============   ============

                                       STATE STREET RESEARCH LARGE CAP GROWTH
                                                    SUB-ACCOUNT
                                     ------------------------------------------
                                       FOR THE        FOR THE        FOR THE
                                      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2004           2003           2002
                                     ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment (loss) income......  $ (1,392,378)  $ (1,163,548)  $ (1,346,954)
 Net realized gains (losses) from
  security transactions............   (14,910,736)   (16,506,451)     3,186,557
 Change in net unrealized
  appreciation (deprecation) of
  investments......................    33,813,560     76,978,626    (92,753,612)
                                     ------------   ------------   ------------
 Net increase (decrease) in net
  assets resulting from
  operations.......................    17,510,446     59,308,627    (90,914,009)
                                     ------------   ------------   ------------
From capital transactions:
 Net premiums......................    38,154,373     45,221,422     55,603,488
 Redemptions.......................   (14,455,997)   (11,751,978)   (10,450,731)
                                     ------------   ------------   ------------
 Total net premiums
  (redemptions)....................    23,698,376     33,469,444     45,152,757
 Net sub-account transfers.........   (14,077,758)   (17,265,746)   (23,278,546)
 Net other transfers...............   (23,646,137)   (25,268,081)   (26,675,457)
                                     ------------   ------------   ------------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................   (14,025,519)    (9,064,383)    (4,801,246)
                                     ------------   ------------   ------------
NET CHANGE IN NET ASSETS...........     3,484,927     50,244,244    (95,715,255)
NET ASSETS -- BEGINNING OF
 PERIOD............................   225,355,598    175,111,354    270,826,609
                                     ------------   ------------   ------------
NET ASSETS -- END OF PERIOD........  $228,840,525   $225,355,598   $175,111,354
                                     ============   ============   ============

---------------
(c) Formerly, Janus Mid Cap Sub-Account


                       See Notes to Financial Statements.

         SALOMON BROTHERS U.S. GOVERNMENT        SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES
                   SUB-ACCOUNT                                    SUB-ACCOUNT
    ------------------------------------------   ---------------------------------------------
      FOR THE        FOR THE        FOR THE         FOR THE         FOR THE         FOR THE
     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
        2004           2003           2002           2004            2003            2002
    ------------   ------------   ------------   -------------   -------------   -------------
     $   10,550     $   11,172     $   40,330     $   32,045      $   15,318      $   73,896
         22,258         17,323          7,689         15,924            (968)        (26,212)
         (8,495)       (20,770)        24,678         82,194         144,628          52,240
     ----------     ----------     ----------     ----------      ----------      ----------
         24,313          7,725         72,697        130,163         158,978          99,924
     ----------     ----------     ----------     ----------      ----------      ----------
         75,003             --             --         92,149              --              --
        (81,031)       (37,215)            --       (113,630)        (14,950)         (1,175)
     ----------     ----------     ----------     ----------      ----------      ----------
         (6,028)       (37,215)            --        (21,481)        (14,950)         (1,175)
        460,484       (219,727)            --      2,103,776         307,148         (71,648)
          8,249          3,351        349,796         34,479         (37,201)         (9,413)
     ----------     ----------     ----------     ----------      ----------      ----------
        462,705       (253,591)       349,796      2,116,774         254,997         (82,236)
     ----------     ----------     ----------     ----------      ----------      ----------
        487,018       (245,866)       422,493      2,246,937         413,975          17,688
      1,028,922      1,274,788        852,295      1,638,004       1,224,029       1,206,341
     ----------     ----------     ----------     ----------      ----------      ----------
     $1,515,940     $1,028,922     $1,274,788     $3,884,941      $1,638,004      $1,224,029
     ==========     ==========     ==========     ==========      ==========      ==========

                MFS INVESTORS TRUST                           MFS RESEARCH MANAGERS
                    SUB-ACCOUNT                                    SUB-ACCOUNT
     ------------------------------------------   ---------------------------------------------
       FOR THE        FOR THE        FOR THE      FOR THE PERIOD      FOR THE        FOR THE
      YEAR ENDED     YEAR ENDED     YEAR ENDED    JANUARY 1, 2004    YEAR ENDED     YEAR ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    TO APRIL 30,     DECEMBER 31,   DECEMBER 31,
         2004           2003           2002            2004             2003           2002
     ------------   ------------   ------------   ---------------   ------------   ------------
     $   (47,102)    $  (12,013)   $    (4,802)    $     32,796     $    23,965    $   (45,423)
        (268,170)      (409,975)      (398,792)      (1,524,349)     (1,791,509)    (2,345,654)
       2,208,942      1,376,363       (679,536)       1,635,471       3,705,437       (643,921)
     -----------     ----------    -----------     ------------     -----------    -----------
       1,893,670        954,375     (1,083,130)         143,918       1,937,893     (3,034,998)
     -----------     ----------    -----------     ------------     -----------    -----------
       2,312,260      1,147,796      1,261,160          710,590       2,047,668      2,848,128
        (650,266)      (163,074)       (82,430)        (240,830)       (543,834)      (474,981)
     -----------     ----------    -----------     ------------     -----------    -----------
       1,661,994        984,722      1,178,730          469,760       1,503,834      2,373,147
      10,233,192       (117,190)        60,503      (10,425,065)       (749,402)    (2,014,769)
      (1,466,513)      (671,565)      (552,026)        (312,334)     (1,201,059)    (1,488,777)
     -----------     ----------    -----------     ------------     -----------    -----------
      10,428,673        195,967        687,207      (10,267,639)       (446,627)    (1,130,399)
     -----------     ----------    -----------     ------------     -----------    -----------
      12,322,343      1,150,342       (395,923)     (10,123,721)      1,491,266     (4,165,397)
       5,441,323      4,290,981      4,686,904       10,123,721       8,632,455     12,797,852
     -----------     ----------    -----------     ------------     -----------    -----------
     $17,763,666     $5,441,323    $ 4,290,981     $         --     $10,123,721    $ 8,632,455
     ===========     ==========    ===========     ============     ===========    ===========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

                                                FI MID CAP OPPORTUNITIES                        FI MID CAP OPPORTUNITIES
                                                       SUB-ACCOUNT                                   SUB-ACCOUNT(c)
                                     -----------------------------------------------   ------------------------------------------
                                     FOR THE PERIOD    FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                     JANUARY 1, 2004      ENDED       MAY 1, 2002 TO      ENDED          ENDED          ENDED
                                      TO APRIL 30,     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                          2004             2003            2002            2004           2003           2002
                                     ---------------   ------------   --------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment (loss) income......    $   102,954      $   12,309       $   (62)      $   (11,223)   $  (145,350)   $  (135,700)
 Net realized gains (losses) from
  security transactions............        (71,401)        127,595           186        (3,457,450)    (8,848,297)   (12,257,869)
 Change in net unrealized
  appreciation (deprecation) of
  investments......................        (73,886)         72,556         1,330         8,296,333     16,405,131      3,466,757
                                       -----------      ----------       -------       -----------    -----------    ------------
 Net increase (decrease) in net
  assets resulting from
  operations.......................        (42,333)        212,460         1,454         4,827,660      7,411,484     (8,926,812)
                                       -----------      ----------       -------       -----------    -----------    ------------
From capital transactions:
 Net premiums......................        162,432         116,624        11,358         5,971,764      7,041,558      9,276,903
 Redemptions.......................         (7,223)         (3,846)           --        (1,981,864)    (1,499,649)    (1,042,710)
                                       -----------      ----------       -------       -----------    -----------    ------------
 Total net premiums
  (redemptions)....................        155,209         112,778        11,358         3,989,900      5,541,909      8,234,193
 Net sub-account transfers.........     (1,221,113)        814,509        25,547          (264,058)    (2,996,184)    (3,222,513)
 Net other transfers...............        (28,562)        (31,842)       (9,465)       (3,638,997)    (3,227,297)    (3,318,501)
                                       -----------      ----------       -------       -----------    -----------    ------------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................     (1,094,466)        895,445        27,440            86,845       (681,572)     1,693,179
                                       -----------      ----------       -------       -----------    -----------    ------------
NET CHANGE IN NET ASSETS...........     (1,136,799)      1,107,905        28,894         4,914,505      6,729,912     (7,233,633)
NET ASSETS -- BEGINNING OF
 PERIOD............................      1,136,799          28,894            --        28,559,896     21,829,984     29,063,617
                                       -----------      ----------       -------       -----------    -----------    ------------
NET ASSETS -- END OF PERIOD........    $        --      $1,136,799       $28,894       $33,474,401    $28,559,896    $21,829,984
                                       ===========      ==========       =======       ===========    ===========    ============

                                                 MET/PUTNAM VOYAGER
                                                    SUB-ACCOUNT
                                     ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2004           2003           2002
                                     ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment (loss) income......   $  (28,042)   $   (35,622)   $   (33,891)
 Net realized gains (losses) from
  security transactions............     (367,078)    (1,420,059)    (2,630,379)
 Change in net unrealized
  appreciation (deprecation) of
  investments......................      697,588      3,007,526        539,725
                                      ----------    -----------    -----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................      302,468      1,551,845     (2,124,545)
                                      ----------    -----------    -----------
From capital transactions:
 Net premiums......................    1,431,717      2,037,690      2,550,638
 Redemptions.......................     (541,772)      (379,984)      (178,950)
                                      ----------    -----------    -----------
 Total net premiums
  (redemptions)....................      889,945      1,657,706      2,371,688
 Net sub-account transfers.........     (388,113)      (548,529)      (563,705)
 Net other transfers...............     (867,741)    (1,103,456)      (922,093)
                                      ----------    -----------    -----------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................     (365,909)         5,721        885,890
                                      ----------    -----------    -----------
NET CHANGE IN NET ASSETS...........      (63,441)     1,557,566     (1,238,655)
NET ASSETS -- BEGINNING OF
 PERIOD............................    7,417,051      5,859,485      7,098,140
                                      ----------    -----------    -----------
NET ASSETS -- END OF PERIOD........   $7,353,610    $ 7,417,051    $ 5,859,485
                                      ==========    ===========    ===========

---------------
(c) Formerly, Janus Mid Cap Sub-Account


                       See Notes to Financial Statements.

                RUSSELL 2000 INDEX                         FI INTERNATIONAL STOCK
                   SUB-ACCOUNT                                  SUB-ACCOUNT
    ------------------------------------------   ------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2004           2003           2002           2004           2003           2002
    ------------   ------------   ------------   ------------   ------------   ------------
    $   (11,707)   $    10,969    $     6,866    $   273,104    $    27,379    $    54,623
        624,110       (218,557)      (563,915)      (888,146)    (1,596,931)      (449,822)
      2,397,634      4,042,967     (1,042,793)     6,749,239      9,520,606     (4,539,403)
    -----------    -----------    -----------    -----------    -----------    -----------
      3,010,037      3,835,379     (1,599,842)     6,134,197      7,951,054     (4,934,602)
    -----------    -----------    -----------    -----------    -----------    -----------
      3,130,151      2,147,657      1,919,451      6,594,522      7,582,960      6,406,193
     (1,218,534)      (414,064)      (264,112)    (2,263,258)    (1,266,087)      (893,212)
    -----------    -----------    -----------    -----------    -----------    -----------
      1,911,617      1,733,593      1,655,339      4,331,264      6,316,873      5,512,981
      4,367,569      2,137,245      2,006,579     (2,283,820)    (1,110,458)     3,553,221
     (1,503,148)    (1,106,091)      (821,225)    (3,725,310)    (2,948,680)    (1,595,963)
    -----------    -----------    -----------    -----------    -----------    -----------
      4,776,038      2,764,747      2,840,693     (1,677,866)     2,257,735      7,470,239
    -----------    -----------    -----------    -----------    -----------    -----------
      7,786,075      6,600,126      1,240,851      4,456,331     10,208,789      2,535,637
     13,781,579      7,181,453      5,940,602     35,668,554     25,459,765     22,924,128
    -----------    -----------    -----------    -----------    -----------    -----------
    $21,567,654    $13,781,579    $ 7,181,453    $40,124,885    $35,668,554    $25,459,765
    ===========    ===========    ===========    ===========    ===========    ===========

            STATE STREET RESEARCH AURORA                     METLIFE STOCK INDEX
                    SUB-ACCOUNT                                  SUB-ACCOUNT
     ------------------------------------------   ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2004           2003           2002           2004           2003           2002
     ------------   ------------   ------------   ------------   ------------   ------------
     $  (329,632)   $  (220,330)   $    12,029    $    523,477   $  1,927,224   $  1,916,746
       1,890,673       (644,461)      (643,247)     (2,768,451)    (6,888,669)    (5,805,619)
       7,770,697     18,233,077     (7,624,022)     21,768,164     48,248,495    (42,875,959)
     -----------    -----------    -----------    ------------   ------------   ------------
       9,331,738     17,368,286     (8,255,240)     19,523,190     43,287,050    (46,764,832)
     -----------    -----------    -----------    ------------   ------------   ------------
      12,120,052     10,089,124      8,662,181      31,445,881     34,309,746     37,063,908
      (3,776,774)    (1,757,565)    (1,385,821)    (13,323,189)    (9,320,811)    (8,271,246)
     -----------    -----------    -----------    ------------   ------------   ------------
       8,343,278      8,331,559      7,276,360      18,122,692     24,988,935     28,792,662
       5,381,166      6,188,962     18,104,292      (4,252,995)    (6,704,351)    (6,187,606)
      (6,841,633)    (5,485,904)    (3,298,409)    (19,130,829)   (18,977,138)   (18,597,608)
     -----------    -----------    -----------    ------------   ------------   ------------
       6,882,811      9,034,617     22,082,243      (5,261,132)      (692,554)     4,007,448
     -----------    -----------    -----------    ------------   ------------   ------------
      16,214,549     26,402,903     13,827,003      14,262,058     42,594,496    (42,757,384)
      57,204,349     30,801,446     16,974,443     200,963,908    158,369,412    201,126,796
     -----------    -----------    -----------    ------------   ------------   ------------
     $73,418,898    $57,204,349    $30,801,446    $215,225,966   $200,963,908   $158,369,412
     ===========    ===========    ===========    ============   ============   ============

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

                                        LEHMAN BROTHERS AGGREGATE BOND INDEX              MORGAN STANLEY EAFE INDEX
                                                    SUB-ACCOUNT                                  SUB-ACCOUNT
                                     ------------------------------------------   ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2004           2003           2002           2004           2003           2002
                                     ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment (loss) income......  $   745,762    $ 1,337,102    $   226,726     $   18,229     $   26,542     $   (1,300)
 Net realized gains (losses) from
  security transactions............      223,193        226,944         85,942        595,987         (4,000)       (48,380)
 Change in net unrealized
  appreciation (deprecation) of
  investments......................       43,507       (790,508)     1,000,240        912,436      1,159,515       (155,310)
                                     -----------    -----------    -----------     ----------     ----------     ----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................    1,012,462        773,538      1,312,908      1,526,652      1,182,057       (204,990)
                                     -----------    -----------    -----------     ----------     ----------     ----------
From capital transactions:
 Net premiums......................    6,378,076      6,405,157      2,872,377      1,295,709        955,692        534,654
 Redemptions.......................   (1,788,305)    (2,047,281)      (728,353)      (183,442)       (25,831)       (14,775)
                                     -----------    -----------    -----------     ----------     ----------     ----------
 Total net premiums
  (redemptions)....................    4,589,771      4,357,876      2,144,024      1,112,267        929,861        519,879
 Net sub-account transfers.........      (53,381)     2,526,491     14,531,633      2,909,339      1,327,027        996,756
 Net other transfers...............   (3,125,084)    (3,052,553)    (1,140,897)      (563,417)      (356,835)       (85,402)
                                     -----------    -----------    -----------     ----------     ----------     ----------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................    1,411,306      3,831,814     15,534,760      3,458,189      1,900,053      1,431,233
                                     -----------    -----------    -----------     ----------     ----------     ----------
NET CHANGE IN NET ASSETS...........    2,423,768      4,605,352     16,847,668      4,984,841      3,082,110      1,226,243
NET ASSETS -- BEGINNING OF
 PERIOD............................   25,940,210     21,334,858      4,487,190      4,822,619      1,740,509        514,266
                                     -----------    -----------    -----------     ----------     ----------     ----------
NET ASSETS -- END OF PERIOD........  $28,363,978    $25,940,210    $21,334,858     $9,807,460     $4,822,619     $1,740,509
                                     ===========    ===========    ===========     ==========     ==========     ==========

                                            METLIFE MID CAP STOCK INDEX
                                                    SUB-ACCOUNT
                                     ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2004           2003           2002
                                     ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment (loss) income......  $    25,573     $   (1,048)    $   (5,354)
 Net realized gains (losses) from
  security transactions............      221,460        (99,390)       (54,202)
 Change in net unrealized
  appreciation (deprecation) of
  investments......................    1,119,929      1,548,974       (478,537)
                                     -----------     ----------     ----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................    1,366,962      1,448,536       (538,093)
                                     -----------     ----------     ----------
From capital transactions:
 Net premiums......................    1,877,884      1,331,548        843,981
 Redemptions.......................     (401,971)      (115,943)       (41,416)
                                     -----------     ----------     ----------
 Total net premiums
  (redemptions)....................    1,475,913      1,215,605        802,565
 Net sub-account transfers.........    2,459,056        983,814      2,330,476
 Net other transfers...............     (881,483)      (721,359)      (319,196)
                                     -----------     ----------     ----------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................    3,053,486      1,478,060      2,813,845
                                     -----------     ----------     ----------
NET CHANGE IN NET ASSETS...........    4,420,448      2,926,596      2,275,752
NET ASSETS -- BEGINNING OF
 PERIOD............................    6,317,800      3,391,204      1,115,452
                                     -----------     ----------     ----------
NET ASSETS -- END OF PERIOD........  $10,738,248     $6,317,800     $3,391,204
                                     ===========     ==========     ==========

---------------
(c) Formerly, Janus Mid Cap Sub-Account


                       See Notes to Financial Statements.

           FRANKLIN TEMPLETON SMALL CAP GROWTH               STATE STREET RESEARCH INVESTMENT TRUST
                       SUB-ACCOUNT                                         SUB-ACCOUNT
    -------------------------------------------------   -------------------------------------------------
    FOR THE YEAR   FOR THE YEAR     FOR THE PERIOD      FOR THE YEAR   FOR THE YEAR     FOR THE PERIOD
       ENDED          ENDED       JANUARY 14, 2002 TO      ENDED          ENDED       JANUARY 14, 2002 TO
    DECEMBER 31,   DECEMBER 31,      DECEMBER 31,       DECEMBER 31,   DECEMBER 31,      DECEMBER 31,
        2004           2003              2002               2004           2003              2002
    ------------   ------------   -------------------   ------------   ------------   -------------------
     $  (21,764)    $  (10,623)       $   (3,846)        $    3,914      $  1,859          $   (236)
        173,561        (86,599)          (64,412)            23,584        (9,549)           (5,406)
        359,472        862,991          (199,380)           104,808       167,330           (37,833)
     ----------     ----------        ----------         ----------      --------          --------
        511,269        765,769          (267,638)           132,306       159,640           (43,475)
     ----------     ----------        ----------         ----------      --------          --------
      1,357,165        626,914           250,912            392,804       294,200            90,594
       (358,791)       (68,310)          (19,428)           (21,305)       (6,692)          (13,633)
     ----------     ----------        ----------         ----------      --------          --------
        998,374        558,604           231,484            371,499       287,508            76,961
      1,260,032      1,276,977         1,468,425             69,898       209,005           329,748
       (722,267)      (561,231)         (124,782)            (5,261)      (66,161)          (41,299)
     ----------     ----------        ----------         ----------      --------          --------
      1,536,139      1,274,350         1,575,127            436,136       430,352           365,410
     ----------     ----------        ----------         ----------      --------          --------
      2,047,408      2,040,119         1,307,489            568,442       589,992           321,935
      3,347,608      1,307,489                --            911,927       321,935                --
     ----------     ----------        ----------         ----------      --------          --------
     $5,395,016     $3,347,608        $1,307,489         $1,480,369      $911,927          $321,935
     ==========     ==========        ==========         ==========      ========          ========

         STATE STREET RESEARCH LARGE CAP VALUE            NEUBERGER BERMAN PARTNERS MID CAP VALUE
                      SUB-ACCOUNT                                       SUB-ACCOUNT
     ---------------------------------------------   -------------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD    FOR THE YEAR   FOR THE YEAR     FOR THE PERIOD
        ENDED          ENDED       MAY 1, 2002 TO       ENDED          ENDED       JANUARY 14, 2002 TO
     DECEMBER 31,   DECEMBER 31,    DECEMBER 31,     DECEMBER 31,   DECEMBER 31,      DECEMBER 31,
         2004           2003            2002             2004           2003              2002
     ------------   ------------   ---------------   ------------   ------------   -------------------
      $  (13,608)    $   11,700       $  1,234       $   309,752     $  (16,058)       $   (8,198)
         386,999          7,098         (5,405)          877,164        (53,468)          (18,580)
          22,099        430,295        (10,014)        1,788,862      2,029,909          (228,386)
      ----------     ----------       --------       -----------     ----------        ----------
         395,490        449,093        (14,185)        2,975,778      1,960,383          (255,164)
      ----------     ----------       --------       -----------     ----------        ----------
         951,227        588,546         46,427         2,408,718      1,338,647           512,612
        (152,152)       (35,863)            (9)         (846,289)      (369,440)          (38,899)
      ----------     ----------       --------       -----------     ----------        ----------
         799,075        552,683         46,418         1,562,429        969,207           473,713
         858,076        768,299        407,503         5,781,147      3,377,481         3,758,198
        (466,148)       (43,285)           590        (1,152,396)      (628,765)          (72,582)
      ----------     ----------       --------       -----------     ----------        ----------
       1,191,003      1,277,697        454,511         6,191,180      3,717,923         4,159,329
      ----------     ----------       --------       -----------     ----------        ----------
       1,586,493      1,726,790        440,326         9,166,958      5,678,306         3,904,165
       2,167,116        440,326             --         9,582,471      3,904,165                --
      ----------     ----------       --------       -----------     ----------        ----------
      $3,753,609     $2,167,116       $440,326       $18,749,429     $9,582,471        $3,904,165
      ==========     ==========       ========       ===========     ==========        ==========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

                                                                                              T. ROWE PRICE       T. ROWE PRICE
                                                    HARRIS OAKMARK LARGE CAP VALUE           LARGE CAP GROWTH    SMALL CAP GROWTH
                                                             SUB-ACCOUNT                       SUB-ACCOUNT         SUB-ACCOUNT
                                             --------------------------------------------    ----------------    ----------------
                                             FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD     FOR THE PERIOD      FOR THE PERIOD
                                                ENDED          ENDED       MAY 1, 2002 TO     MAY 3, 2004 TO      MAY 3, 2004 TO
                                             DECEMBER 31,   DECEMBER 31,    DECEMBER 31,       DECEMBER 31,        DECEMBER 31,
                                                 2004           2003            2002               2004                2004
                                             ------------   ------------   --------------    ----------------    ----------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment (loss) income..............   $    1,587     $  (16,941)     $    5,876          $   (501)           $   (224)
 Net realized gains (losses) from security
  transactions.............................      494,753         12,721         (13,014)             (614)               (602)
 Change in net unrealized appreciation
  (deprecation) of investments.............      339,192        855,125         (52,488)           55,012              43,347
                                              ----------     ----------      ----------          --------            --------
 Net increase (decrease) in net assets
  resulting from operations................      835,532        850,905         (59,626)           53,897              42,521
                                              ----------     ----------      ----------          --------            --------
From capital transactions:
 Net premiums..............................    2,235,177      1,051,332         388,947            34,624              90,341
 Redemptions...............................     (610,579)      (118,247)        (18,954)           (9,880)             (4,220)
                                              ----------     ----------      ----------          --------            --------
 Total net premiums (redemptions)..........    1,624,598        933,085         369,993            24,744              86,121
 Net sub-account transfers.................    2,270,235      2,713,869       1,257,829           665,219             383,679
 Net other transfers.......................     (823,467)      (304,968)       (151,560)           22,686               3,790
                                              ----------     ----------      ----------          --------            --------
 Net (decrease) increase in net assets
  resulting from capital transactions......    3,071,366      3,341,986       1,476,262           712,649             473,590
                                              ----------     ----------      ----------          --------            --------
NET CHANGE IN NET ASSETS...................    3,906,898      4,192,891       1,416,636           766,546             516,111
NET ASSETS -- BEGINNING OF PERIOD..........    5,609,527      1,416,636              --                --                  --
                                              ----------     ----------      ----------          --------            --------
NET ASSETS -- END OF PERIOD................   $9,516,425     $5,609,527      $1,416,636          $766,546            $516,111
                                              ==========     ==========      ==========          ========            ========

---------------
(c) Formerly, Janus Mid Cap Sub-Account


                       See Notes to Financial Statements.

       SCUDDER       STATE STREET RESEARCH   STATE STREET RESEARCH
    GLOBAL EQUITY      AGGRESSIVE GROWTH          DIVERSIFIED                  AMERICAN FUNDS GROWTH
     SUB-ACCOUNT          SUB-ACCOUNT             SUB-ACCOUNT                       SUB-ACCOUNT
    --------------   ---------------------   ---------------------   ------------------------------------------
    FOR THE PERIOD      FOR THE PERIOD          FOR THE PERIOD       FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
    MAY 3, 2004 TO      MAY 3, 2004 TO          MAY 3, 2004 TO          ENDED          ENDED          ENDED
     DECEMBER 31,        DECEMBER 31,            DECEMBER 31,        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2004                2004                    2004                2004           2003           2002
    --------------   ---------------------   ---------------------   ------------   ------------   ------------
       $    (42)           $   (510)             $       (979)       $   (359,098)  $  (258,724)   $  (168,810)
            125                 860                       890           1,069,623      (740,689)    (1,769,305)
          6,969              33,766                    46,566          13,265,948    20,874,621     (7,716,831)
       --------            --------              ------------        ------------   -----------    -----------
          7,052              34,116                    46,477          13,976,473    19,875,208     (9,654,946)
       --------            --------              ------------        ------------   -----------    -----------
         10,117              27,689                    36,784          25,682,744    18,076,014     11,414,042
            (58)                 (1)                     (572)         (5,650,684)   (2,511,887)      (956,522)
       --------            --------              ------------        ------------   -----------    -----------
         10,059              27,688                    36,212          20,032,060    15,564,127     10,457,520
        113,806             471,046                   723,117          17,317,570    25,797,183     25,670,224
            674              (2,729)                   46,485         (11,909,949)   (6,639,402)    (4,057,007)
       --------            --------              ------------        ------------   -----------    -----------
        124,539             496,005                   805,814          25,439,681    34,721,908     32,070,737
       --------            --------              ------------        ------------   -----------    -----------
        131,591             530,121                   852,291          39,416,154    54,597,116     22,415,791
             --                  --                        --          98,204,163    43,607,047     21,191,256
       --------            --------              ------------        ------------   -----------    -----------
       $131,591            $530,121              $    852,291        $137,620,317   $98,204,163    $43,607,047
       ========            ========              ============        ============   ===========    ===========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

                                            AMERICAN FUNDS GROWTH-INCOME          AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION
                                                    SUB-ACCOUNT                                  SUB-ACCOUNT
                                     ------------------------------------------   ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2004           2003           2002           2004           2003           2002
                                     ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment (loss) income......  $   359,107    $   314,416    $   180,987    $  (112,234)   $     3,132    $    11,170
 Net realized gains (losses) from
  security transactions............    1,048,558       (344,078)      (667,401)       863,723        206,759       (190,487)
 Change in net unrealized
  appreciation (deprecation) of
  investments......................    5,902,884     13,921,980     (4,433,373)     3,579,827      4,450,306     (1,204,973)
                                     -----------    -----------    -----------    -----------    -----------    -----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................    7,310,549     13,892,318     (4,919,787)     4,331,316      4,660,197     (1,384,290)
                                     -----------    -----------    -----------    -----------    -----------    -----------
From capital transactions:
 Net premiums......................   16,585,149     11,986,156      8,310,809      4,384,514      2,417,979      1,483,048
 Redemptions.......................   (3,813,473)    (1,757,182)      (756,414)    (1,145,256)      (365,821)      (149,413)
                                     -----------    -----------    -----------    -----------    -----------    -----------
 Total net premiums
  (redemptions)....................   12,771,676     10,228,974      7,554,395      3,239,258      2,052,158      1,333,635
 Net sub-account transfers.........   11,608,011     11,608,524     15,559,701      6,234,186      3,880,302      4,687,315
 Net other transfers...............   (6,267,930)    (5,699,341)    (2,985,289)    (1,936,424)    (1,076,102)      (295,368)
                                     -----------    -----------    -----------    -----------    -----------    -----------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................   18,111,757     16,138,157     20,128,807      7,537,020      4,856,358      5,725,582
                                     -----------    -----------    -----------    -----------    -----------    -----------
NET CHANGE IN NET ASSETS...........   25,422,306     30,030,475     15,209,020     11,868,336      9,516,555      4,341,292
NET ASSETS -- BEGINNING OF
 PERIOD............................   60,261,397     30,230,922     15,021,902     16,170,489      6,653,934      2,312,642
                                     -----------    -----------    -----------    -----------    -----------    -----------
NET ASSETS -- END OF PERIOD........  $85,683,703    $60,261,397    $30,230,922    $28,038,825    $16,170,489    $ 6,653,934
                                     ===========    ===========    ===========    ===========    ===========    ===========

                                               FIDELITY EQUITY-INCOME
                                                    SUB-ACCOUNT
                                     ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2004           2003           2002
                                     ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment (loss) income......  $  2,029,677   $  1,586,835   $  5,403,035
 Net realized gains (losses) from
  security transactions............     6,054,787      3,057,078      5,466,327
 Change in net unrealized
  appreciation (deprecation) of
  investments......................     8,365,954     32,047,140    (40,377,303)
                                     ------------   ------------   ------------
 Net increase (decrease) in net
  assets resulting from
  operations.......................    16,450,418     36,691,053    (29,507,941)
                                     ------------   ------------   ------------
From capital transactions:
 Net premiums......................    18,419,042     20,400,552     22,531,776
 Redemptions.......................   (11,482,048)    (9,427,069)   (16,315,552)
                                     ------------   ------------   ------------
 Total net premiums
  (redemptions)....................     6,936,994     10,973,483      6,216,224
 Net sub-account transfers.........    (2,730,505)    (4,338,335)    (3,318,658)
 Net other transfers...............   (13,528,646)   (13,401,569)   (14,275,115)
                                     ------------   ------------   ------------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................    (9,322,157)    (6,766,421)   (11,377,549)
                                     ------------   ------------   ------------
NET CHANGE IN NET ASSETS...........     7,128,261     29,924,632    (40,885,490)
NET ASSETS -- BEGINNING OF
 PERIOD............................   157,938,372    128,013,740    168,899,230
                                     ------------   ------------   ------------
NET ASSETS -- END OF PERIOD........  $165,066,633   $157,938,372   $128,013,740
                                     ============   ============   ============

---------------
(c) Formerly, Janus Mid Cap Sub-Account


                       See Notes to Financial Statements.

                FIDELITY OVERSEAS                           FIDELITY HIGH INCOME
                   SUB-ACCOUNT                                  SUB-ACCOUNT
    ------------------------------------------   ------------------------------------------
      FOR THE        FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2004           2003           2002           2004           2003           2002
    ------------   ------------   ------------   ------------   ------------   ------------
    $    648,204   $    182,318   $    173,336   $ 2,233,714    $ 1,349,986    $ 1,483,708
      (1,480,246)    (5,236,010)    (2,238,040)      370,732     (4,099,423)    (5,162,418)
      15,709,356     42,374,348    (21,574,452)     (208,672)     8,050,306      4,578,778
    ------------   ------------   ------------   -----------    -----------    -----------
      14,877,314     37,320,656    (23,639,156)    2,395,774      5,300,869        900,068
    ------------   ------------   ------------   -----------    -----------    -----------
      15,226,091     17,122,647     20,344,954     5,034,595      4,963,021      3,813,957
      (9,016,896)    (6,202,508)    (5,241,284)   (1,784,035)    (1,437,342)      (898,196)
    ------------   ------------   ------------   -----------    -----------    -----------
       6,209,195     10,920,139     15,103,670     3,250,560      3,525,679      2,915,761
      (3,274,675)    (4,234,418)    (6,490,242)   (1,764,011)     4,117,695      1,990,409
     (10,256,099)    (9,440,483)    (5,955,817)   (3,208,785)    (3,026,505)    (2,434,319)
    ------------   ------------   ------------   -----------    -----------    -----------
      (7,321,579)    (2,754,762)     2,657,611    (1,722,236)     4,616,869      2,471,851
    ------------   ------------   ------------   -----------    -----------    -----------
       7,555,735     34,565,894    (20,981,545)      673,538      9,917,738      3,371,919
     120,188,250     85,622,356    106,603,901    28,578,861     18,661,123     15,289,204
    ------------   ------------   ------------   -----------    -----------    -----------
    $127,743,985   $120,188,250   $ 85,622,356   $29,252,399    $28,578,861    $18,661,123
    ============   ============   ============   ===========    ===========    ===========

               T. ROWE PRICE MID CAP GROWTH                           PIMCO TOTAL RETURN
                        SUB-ACCOUNT                                       SUB-ACCOUNT
     -------------------------------------------------   ---------------------------------------------
       FOR THE        FOR THE        FOR THE PERIOD        FOR THE        FOR THE      FOR THE PERIOD
      YEAR ENDED     YEAR ENDED     JANUARY 14, 2002      YEAR ENDED     YEAR ENDED      MAY 1, 2002
     DECEMBER 31,   DECEMBER 31,     TO DECEMBER 31,     DECEMBER 31,   DECEMBER 31,   TO DECEMBER 31,
         2004           2003              2002               2004           2003            2002
     ------------   ------------   -------------------   ------------   ------------   ---------------
     $   (39,670)    $  (16,606)       $    3,615        $ 2,025,662    $   389,103      $   (55,100)
         528,262       (186,614)         (132,297)           239,643        278,352           29,320
         995,330      1,114,108          (445,589)          (911,352)        81,019          343,965
     -----------     ----------        ----------        -----------    -----------      -----------
       1,483,922        910,888          (574,271)         1,353,953        748,474          318,185
     -----------     ----------        ----------        -----------    -----------      -----------
       1,687,266        664,276           286,665          7,653,492      6,449,772        1,153,449
        (372,124)       (48,139)          (23,104)        (1,476,339)    (1,527,429)        (135,966)
     -----------     ----------        ----------        -----------    -----------      -----------
       1,315,142        616,137           263,561          6,177,153      4,922,343        1,017,483
       3,697,620      3,020,641         2,082,432          4,868,072      9,142,667       10,385,033
      (1,793,465)      (975,420)         (177,662)        (2,882,496)    (2,079,323)        (174,901)
     -----------     ----------        ----------        -----------    -----------      -----------
       3,219,297      2,661,358         2,168,331          8,162,729     11,985,687       11,227,615
     -----------     ----------        ----------        -----------    -----------      -----------
       4,703,219      3,572,246         1,594,060          9,516,682     12,734,161       11,545,800
       5,166,306      1,594,060                --         24,279,961     11,545,800               --
     -----------     ----------        ----------        -----------    -----------      -----------
     $ 9,869,525     $5,166,306        $1,594,060        $33,796,643    $24,279,961      $11,545,800
     ===========     ==========        ==========        ===========    ===========      ===========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

                                                  PIMCO PEA INNOVATION                         MET/AIM MID CAP CORE EQUITY
                                                      SUB-ACCOUNT                                      SUB-ACCOUNT
                                     ----------------------------------------------   ---------------------------------------------
                                       FOR THE        FOR THE       FOR THE PERIOD      FOR THE        FOR THE      FOR THE PERIOD
                                      YEAR ENDED     YEAR ENDED    JANUARY 14, 2002    YEAR ENDED     YEAR ENDED      MAY 1, 2002
                                     DECEMBER 31,   DECEMBER 31,   TO DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   TO DECEMBER 31,
                                         2004           2003             2002             2004           2003            2002
                                     ------------   ------------   ----------------   ------------   ------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment (loss) income......   $  (15,117)    $   (7,072)      $  (1,032)       $  (20,653)    $   13,977       $   (449)
 Net realized gains (losses) from
  security transactions............      387,107         21,687        (177,812)          354,012          1,636         (1,711)
 Change in net unrealized
  appreciation (deprecation) of
  investments......................     (617,576)       526,988         (20,265)          129,409        399,111        (13,932)
                                      ----------     ----------       ---------        ----------     ----------       --------
 Net increase (decrease) in net
  assets resulting from
  operations.......................     (245,586)       541,603        (199,109)          462,768        414,724        (16,092)
                                      ----------     ----------       ---------        ----------     ----------       --------
From capital transactions:
 Net premiums......................    1,027,546        408,951         131,808           883,000        437,915         82,277
 Redemptions.......................     (228,128)       (66,341)           (148)         (185,730)       (25,464)        (8,039)
                                      ----------     ----------       ---------        ----------     ----------       --------
 Total net premiums
  (redemptions)....................      799,418        342,610         131,660           697,270        412,451         74,238
 Net sub-account transfers.........      496,134      2,041,259         414,579         1,620,063      1,149,868        635,542
 Net other transfers...............      926,796      1,073,742         (51,389)         (424,303)      (156,513)         9,162
                                      ----------     ----------       ---------        ----------     ----------       --------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................    2,222,348      3,457,611         494,850         1,893,030      1,405,806        718,942
                                      ----------     ----------       ---------        ----------     ----------       --------
NET CHANGE IN NET ASSETS...........    1,976,762      3,999,214         295,741         2,355,798      1,820,530        702,850
NET ASSETS -- BEGINNING OF
 PERIOD............................    4,294,955        295,741              --         2,523,380        702,850             --
                                      ----------     ----------       ---------        ----------     ----------       --------
NET ASSETS -- END OF PERIOD........   $6,271,717     $4,294,955       $ 295,741        $4,879,178     $2,523,380       $702,850
                                      ==========     ==========       =========        ==========     ==========       ========

                                               MET/AIM SMALL CAP GROWTH
                                                      SUB-ACCOUNT
                                     ---------------------------------------------
                                       FOR THE        FOR THE      FOR THE PERIOD
                                      YEAR ENDED     YEAR ENDED      MAY 1, 2002
                                     DECEMBER 31,   DECEMBER 31,   TO DECEMBER 31,
                                         2004           2003            2002
                                     ------------   ------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment (loss) income......   $  (20,687)    $  (12,757)     $   (2,314)
 Net realized gains (losses) from
  security transactions............      277,085        105,553         (12,284)
 Change in net unrealized
  appreciation (deprecation) of
  investments......................      (25,476)       704,818         (81,133)
                                      ----------     ----------      ----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................      230,922        797,614         (95,731)
                                      ----------     ----------      ----------
From capital transactions:
 Net premiums......................      675,758        539,325         198,445
 Redemptions.......................     (112,013)       (30,595)        (10,244)
                                      ----------     ----------      ----------
 Total net premiums
  (redemptions)....................      563,745        508,730         188,201
 Net sub-account transfers.........     (136,895)     1,422,448       1,044,610
 Net other transfers...............     (358,005)      (290,399)         (6,753)
                                      ----------     ----------      ----------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................       68,845      1,640,779       1,226,058
                                      ----------     ----------      ----------
NET CHANGE IN NET ASSETS...........      299,767      2,438,393       1,130,327
NET ASSETS -- BEGINNING OF
 PERIOD............................    3,568,720      1,130,327              --
                                      ----------     ----------      ----------
NET ASSETS -- END OF PERIOD........   $3,868,487     $3,568,720      $1,130,327
                                      ==========     ==========      ==========

---------------
(c) Formerly, Janus Mid Cap Sub-Account


                       See Notes to Financial Statements.

                                                                                                  NEUBERGER BERMAN
             HARRIS OAKMARK INTERNATIONAL                     JANUS AGGRESSIVE GROWTH               REAL ESTATE
                     SUB-ACCOUNT                                    SUB-ACCOUNT                     SUB-ACCOUNT
    ----------------------------------------------   ------------------------------------------   ----------------
      FOR THE        FOR THE       FOR THE PERIOD      FOR THE        FOR THE        FOR THE       FOR THE PERIOD
     YEAR ENDED     YEAR ENDED      MAY 1, 2002       YEAR ENDED     YEAR ENDED     YEAR ENDED      MAY 3, 2004
    DECEMBER 31,   DECEMBER 31,   TO DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   TO DECEMBER 31,
        2004           2003             2002             2004           2003           2002             2004
    ------------   ------------   ----------------   ------------   ------------   ------------   ----------------
    $   (35,014)    $   52,464        $   (14)        $  (10,497)    $   (8,972)    $   (6,201)      $  124,217
        347,269         12,684           (277)            84,224       (258,917)       (97,313)             562
      1,503,080        581,719           (756)           110,794        718,951       (305,291)         202,765
    -----------     ----------        -------         ----------     ----------     ----------       ----------
      1,815,335        646,867         (1,047)           184,521        451,062       (408,805)         327,544
    -----------     ----------        -------         ----------     ----------     ----------       ----------
      2,145,796        240,079          7,235            527,069        554,767        416,795          203,875
       (273,358)        (4,166)            --            (87,824)       (61,581)       (36,161)          (5,285)
    -----------     ----------        -------         ----------     ----------     ----------       ----------
      1,872,438        235,913          7,235            439,245        493,186        380,634          198,590
      5,217,114      4,358,614         24,381            (63,964)        95,782        545,333        2,716,519
       (511,374)       (49,105)          (298)          (268,493)      (345,110)       (50,462)          56,716
    -----------     ----------        -------         ----------     ----------     ----------       ----------
      6,578,178      4,545,422         31,318            106,788        243,858        875,505        2,971,825
    -----------     ----------        -------         ----------     ----------     ----------       ----------
      8,393,513      5,192,289         30,271            291,309        694,920        466,700        3,299,369
      5,222,560         30,271             --          2,049,192      1,354,272        887,572               --
    -----------     ----------        -------         ----------     ----------     ----------       ----------
    $13,616,073     $5,222,560        $30,271         $2,340,501     $2,049,192     $1,354,272       $3,299,369
    ===========     ==========        =======         ==========     ==========     ==========       ==========

              MFS               LORD ABBETT
     RESEARCH INTERNATIONAL   BOND DEBENTURE
          SUB-ACCOUNT           SUB-ACCOUNT
     ----------------------   ---------------
         FOR THE PERIOD       FOR THE PERIOD
          MAY 3, 2004           MAY 3, 2004
        TO DECEMBER 31,       TO DECEMBER 31,
              2004                 2004
     ----------------------   ---------------
            $  1,512            $   65,513
               1,101                 9,035
              51,203               (35,273)
            --------            ----------
              53,816                39,275
            --------            ----------
              64,020               152,968
                 (12)               (3,600)
            --------            ----------
              64,008               149,368
             701,333             1,674,074
              39,966               177,776
            --------            ----------
             805,307             2,001,218
            --------            ----------
             859,123             2,040,493
                  --                    --
            --------            ----------
            $859,123            $2,040,493
            ========            ==========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2004

1. BUSINESS

New England Variable Life Separate Account (the "Separate Account"), a separate account of New England Life Insurance Company ("NELICO"), was established by NELICO's Board of Directors on January 31, 1983 to support NELICO's operations with respect to certain variable life insurance policies ("Policies"). NELICO is a wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan Life"). The Separate Account was registered as a unit investment trust on June 8, 1983 under the Investment Company Act of 1940, as amended. It was established in accordance with the regulations of the Delaware Insurance Department and is now operating in accordance with the regulations of the Commonwealth of Massachusetts Division of Insurance. The Separate Account supports variable life insurance policies.

The Separate Account is divided into forty-seven sub-accounts that invest in shares of the corresponding portfolios, series or funds (with the same name) of the Metropolitan Fund, American Fund, Fidelity Funds or Met Investors Fund (collectively, the "Funds"). For convenience, the portfolios, series and funds are referred to as "portfolios."

The assets of the Separate Account are registered in the name of NELICO. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from NELICO's other assets and liabilities. The portion of the Separate Account's assets applicable to the variable life insurance policies is not chargeable with liabilities arising out of any other business NELICO may conduct.

The table below presents the sub-accounts within the Separate Account:

Zenith Equity Sub-Account                             Neuberger Berman Partners Mid Cap Value Sub-Account(a)
State Street Research Bond Income Sub-Account         Harris Oakmark Large Cap Value Sub-Account(b)
State Street Research Money Market Sub-Account        T. Rowe Price Large Cap Growth Sub-Account(c)
MFS Total Return Sub-Account                          T. Rowe Price Small Cap Growth Sub-Account(c)
Harris Oakmark Focused Value Sub-Account              Scudder Global Equity Sub-Account(c)
FI Value Leaders Sub-Account                          State Street Research Aggressive Growth Sub-Account(c)
Loomis Sayles Small Cap Sub-Account                   State Street Research Diversified Sub-Account(c)
Davis Venture Value Sub-Account                       American Funds Growth Sub-Account
State Street Research Large Cap Growth Sub-Account    American Funds Growth-Income Sub-Account
Salomon Brothers U.S. Government Sub-Account          American Funds Global Small Capitalization Sub-Account
Salomon Brothers Strategic Bond Opportunities         Fidelity Equity-Income Sub-Account
Sub-Account                                           Fidelity Overseas Sub-Account
MFS Investors Trust Sub-Account                       Fidelity High Income Sub Account
FI Mid Cap Opportunities Sub-Account                  T. Rowe Price Mid Cap Growth Sub-Account(a)
Met/Putnam Voyager Sub-Account                        PIMCO Total Return Sub-Account(b)
Russell 2000 Index Sub-Account                        PIMCO PEA Innovation Sub-Account(a)
FI International Stock Sub-Account                    Met/AIM Mid Cap Core Equity Sub-Account(b)
State Street Research Aurora Sub-Account              Met/AIM Small Cap Growth Sub-Account(b)
MetLife Stock Index Sub-Account                       Harris Oakmark International Sub-Account(b)
Lehman Brothers Aggregate Bond Index Sub-Account      Janus Aggressive Growth Sub-Account
Morgan Stanley EAFE Index Sub-Account                 Neuberger Berman Real Estate Sub Account(c)
MetLife Mid Cap Stock Index Sub-Account               MFS Research International Sub-Account(c)
Franklin Templeton Small Cap Growth Sub-Account(a)    Lord Abbett Bond Debenture Sub-Account(c)
State Street Research Investment Trust
Sub-Account(a)
State Street Research Large Cap Value Sub-Account(b)

(a) Operations commenced on January 14, 2002, for five new sub-accounts added to the Separate Account on that date.

(b) Operations commenced on May 1, 2002, for six new sub-accounts added to the Separate Account on that date.

(c) Operations commenced on May 3, 2004, for eight new sub-accounts added to the Separate Account on that date.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America for variable life separate accounts registered as unit investment trusts.

   A.  VALUATION OF INVESTMENTS

   Investments are made in the portfolios of the Funds and are valued at the reported net asset values of these portfolios. The investments of the portfolios are valued at fair value. Money market portfolio investments are valued utilizing the amortized cost method of valuation.

   B.  SECURITY TRANSACTIONS

   Purchases and sales are recorded on the trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold. Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date.

   C.  FEDERAL INCOME TAXES

   The operations of the Separate Account are included in the Federal income tax return of NELICO, which is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, NELICO does not expect to incur Federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the policies. Accordingly, no charge is being made currently to the Separate Account for Federal income taxes. NELICO will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributed to the policies.

   D.  NET PREMIUMS

   NELICO deducts a sales charge and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain policies, NELICO also deducts a Federal tax charge before amounts are allocated to the Separate Account. The Federal income tax charge is imposed in connection with certain policies to recover a portion of the Federal income tax adjustment attributable to policy acquisition expenses.

   E.  USE OF ESTIMATES

   The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

   F.  PORTFOLIO AND OTHER TRANSFERS

   Transfers among the sub-accounts are presented under the caption net portfolio transfers. Cost of insurance charges, policy loan activity, benefit payments and miscellaneous gains and losses are presented under the caption net other transfers.

3. EXPENSES

NELICO charges for the mortality and expense risk assumed. The mortality risk assumed by NELICO is the risk that insureds may live for shorter periods of time than NELICO estimated when setting its cost of insurance charges. The expense risk assumed by NELICO is the risk that the deductions for sales and administrative charges may prove insufficient to cover actual costs. If these deductions are insufficient to cover the cost of the mortality and expense risk assumed by NELICO, NELICO absorbs the resulting losses and makes sufficient transfers to the Separate Account from its General Account assets. Conversely, if those deductions are more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, the excess is retained by NELICO. Under some types of policies, the charge is assessed daily against the Separate Account assets, and under others it is deducted monthly from policy cash values. The rate of the charge varies by policy type.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

4. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from the sales of investments for the year ended December 31, 2004 were as follows

                                                              PURCHASES     SALES
                                                              ---------    --------
                                                                 (IN THOUSANDS)
Zenith Equity Sub-Account...................................  $24 ,870     $ 88,205
State Street Research Bond Income Sub-Account...............    20,133       20,281
State Street Research Money Market Sub-Account..............    53,456       65,948
MFS Total Return Sub-Account................................    52,180       33,101
Harris Oakmark Focused Value Sub-Account....................    18,195       16,309
FI Value Leaders Sub-Account................................     5,758       10,262
Loom is Sayles Small Cap Sub-Account........................     8,961       17,234
Balanced Sub-Account(a).....................................     2,419       20,454
Davis Venture Value Sub-Account.............................    29,752       32,895
State Street Research Large Cap Growth Sub-Account..........    14,073       29,891
Salomon Brothers U.S. Government Sub-Account................       854          335
Salomon Brothers Strategic Bond Opportunities Sub-Account...     2,629          494
MFS Investors Trust Sub-Account.............................    12,515        2,027
MFS Research Managers Sub-Account(a)........................     1,044       11,424
FI Mid Cap Opportunities Sub-Account(a).....................       790        1,829
FI Mid Cap Opportunities Sub-Account(c).....................     5,484        5,499
Met/Putnam Voyager Sub-Account..............................     1,557        2,039
Russell 2000 Index Sub-Account..............................     8,098        3,295
FI International Stock Sub-Account..........................     4,461        5,985
State Street Research Aurora Sub-Account....................    13,626        7,059
MetLife Stock Index Sub-Account.............................    22,027       27,047
Lehman Brothers Aggregate Bond Index Sub-Account............     8,421        6,314
Morgan Stanley EAFE Index Sub-Account.......................     5,327        1,849
MetLife Mid Cap Stock Index Sub-Account.....................     4,823        1,837
Franklin Templeton Small Cap Growth Sub-Account.............     2,363          548
State Street Research Investment Trust Sub-Account..........       579          203
State Street Research Large Cap Value Sub-Account...........     2,752        1,530
Neuberger Berman Partners Mid Cap Value Sub-Account.........     9,536        3,007
Harris Oakmark Large Cap Value Sub-Account..................     5,151        2,065
T. Rowe Price Large Cap Growth Sub-Account(b)...............     1,069          345
T. Rowe Price Small Cap Growth Sub-Account(b)...............       517           40
Scudder Global Equity Sub-Account(b)........................       127            2
State Street Research Aggressive Growth Sub-Account(b)......       515           15
State Street Research Diversified Sub-Account(b)............       838           33
American Funds Growth Sub-Account...........................    33,453        8,012
American Funds Growth-Income Sub-Account....................    25,510        8,606
American Funds Global Small Capitalization Sub-Account......    11,715        4,257
Fidelity Equity-Income Sub-Account..........................    10,847       18,302
Fidelity Overseas Sub-Account...............................     8,443       15,307
Fidelity High Income Sub-Account............................     7,233        6,847
T. Rowe Price Mid Cap Growth Sub-Account....................     6,293        2,342
PIMCO Total Return Sub-Account..............................    13,943        3,814
PIMCO PEA Innovation Sub-Account............................     2,748        1,933
Met/AIM Mid Cap Core Equity Sub-Account.....................     3,487        1,587
Met/AIM Small Cap Growth Sub-Account........................     1,094        1,017
Harris Oakmark International Sub-Account....................     8,146        1,550
Janus Aggressive Growth Sub-Account.........................       533          417
Neuberger Bernman Real Estate Sub-Account(b)................     3,142           14
MFS Research International Sub-Account(b)...................       847           21
Lord Abbett Bond Debenture Sub-Account(b)...................     2,218          137
                                                              --------     --------
  Total.....................................................  $484,552     $493,564
                                                              ========     ========

(a) For the period January 1, 2004 to April 30, 2004

(b) For the period May 3, 2004 to December 31, 2004

(c) Formerly, Janus Mid Cap Sub-Account

                      (This page intentionally left blank)

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

5. FINANCIAL HIGHLIGHTS

The following table is a summary of total returns, expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, and the investment income ratio to average net assets, for each of the four years in the period ended December 31, 2004, 2003, 2002 and 2001 or lesser time period if applicable. The table shows the ranges of total returns of the sub-accounts for all variable life insurance policies investing in the Separate Account. The total return reflects the appropriate mortality and expense risk charged against sub-account assets, where applicable, for each type of variable life insurance policy. These figures do not reflect charges deducted from the premiums and the cash values of the policies. Such charges will affect the actual cash values and benefits of the policies.

                                          ZENITH          STATE STREET RESEARCH    STATE STREET RESEARCH          MFS
                                          EQUITY               BOND INCOME             MONEY MARKET          TOTAL RETURN
                                        SUB-ACCOUNT            SUB-ACCOUNT              SUB-ACCOUNT           SUB-ACCOUNT
                                     -----------------    ---------------------    ---------------------    ---------------
2004
Net Assets (In Thousands)..........  $         768,360        $     142,656           $        91,102       $       131,221
Investment Income Ratio to Average
 Net Assets(1).....................               0.45%                5.73%                     0.94%                 3.18%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................      0.00% to 0.90%       0.00% to 0.90%            0.00% to 0.90%        0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................    10.00% to 11.00%       3.49% to 4.43%            0.08% to 0.99%      10.25% to 11.25%
2003
Net Assets (In Thousands)..........  $         756,136        $     144,581           $       104,081       $        83,495
Investment Income Ratio to Average
 Net Assets(1).....................               0.26%                3.23%                     0.79%                 1.36%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................      0.00% to 0.90%       0.00% to 0.90%            0.00% to 0.90%        0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................    30.27% to 31.45%       4.90% to 5.85%           -0.10% to 0.81%      15.95% to 17.00%
2002
Net Assets (In Thousands)..........  $         622,855        $     137,283           $       112,701       $        68,206
Investment Income Ratio to Average
 Net Assets(1).....................               0.36%                4.74%                     1.34%                11.66%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................      0.00% to 0.90%       0.00% to 0.90%            0.00% to 0.90%        0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................  -22.63% to -21.93%       7.48% to 8.45%             .51% to 1.42%      -6.23% to -5.38%
2001
Net Assets (In Thousands)(4).......  $         869,830        $     114,096           $        98,617       $        69,167
Investment Income Ratio to Average
 Net Assets(1).....................               1.51%                7.99%                     3.76%                20.17%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................      0.00% to 0.90%       0.00% to 0.90%            0.00% to 0.90%        0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................  -17.18% to -16.43%       7.83% to 8.81%            3.04% to 3.98%      -4.67% to -3.80%

                                     HARRIS OAKMARK            FI
                                      FOCUSED VALUE       VALUE LEADERS
                                       SUB-ACCOUNT         SUB-ACCOUNT
                                     ---------------    -----------------
2004
Net Assets (In Thousands)..........  $      182,474     $          80,689
Investment Income Ratio to Average
 Net Assets(1).....................            1.07%                 1.25%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................   0.00% to 0.90%        0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................   8.51% to 9.93%      12.71% to 13.73%
2003
Net Assets (In Thousands)..........  $      165,660     $          76,081
Investment Income Ratio to Average
 Net Assets(1).....................            0.14%                 0.72%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................   0.00% to 0.90%        0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................  31.47% to 32.66%     25.78% to 26.92%
2002
Net Assets (In Thousands)..........  $      117,335     $          64,281
Investment Income Ratio to Average
 Net Assets(1).....................            0.21%                 0.91%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................   0.00% to 0.90%        0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................  -9.65% to -8.84%   -20.18% to -19.46%
2001
Net Assets (In Thousands)(4).......  $      101,042     $          84,825
Investment Income Ratio to Average
 Net Assets(1).....................            0.51%                 0.90%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................   0.00% to 0.90%        0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................  26.63% to 27.78%    -14.70% to 13.93%

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude mortality and expense charges. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying portfolio in which the sub-accounts invest.

(2) These ratios represent the annualized policy expense of the Separate Account, consisting primarily of mortality and expense charges for each period indicated.

(3) Each sub-account calculates a daily performance measure called a "unit value," which reflects changes in the underlying portfolio's net asset value per share, a daily charge against the sub-account for mortality and expense risks, where applicable, and any dividend or capital gain distributions from the portfolio. The total return of a sub-account is calculated by taking the difference between the sub-account's ending unit value and the beginning unit value for the period and dividing it by the beginning unit value for the period.

(4) Differences in fee structures result in a variety of expense ratios and total returns.

(a) For the period January 1, 2004 to April 30, 2004

(b) For the period May 3, 2004 to December 31, 2004

(c) Formerly, Janus Mid Cap Sub-Account

      LOOMIS SAYLES                               DAVIS         STATE STREET RESEARCH   SALOMON BROTHERS
        SMALL CAP           BALANCED          VENTURE VALUE       LARGE CAP GROWTH      U.S. GOVERNMENT
       SUB-ACCOUNT       SUB-ACCOUNT(a)        SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
    -----------------   -----------------   -----------------   ---------------------   ----------------
    $         157,719   $             --    $         335,586     $         228,841      $       1,516
                 0.00%              2.98%                0.58%                 0.00%              1.55%
        0.00% to 0.90%     0.00% to 0.90%       0.00% to 0.90%        0.00% to 0.90%     0.00% to 0.90%
      15.31% to 16.35%             -0.79%     11.36% to 12.37%        7.84% to 8.81%     2.08% to 3.01%
    $         143,155   $         18,487    $         302,685     $         225,356      $       1,029
                 0.00%              2.89%                0.36%                 0.06%              1.90%
        0.00% to 0.90%     0.00% to 0.90%       0.00% to 0.90%        0.00% to 0.90%              0.00%
      35.24% to 36.47%   18.68% to 19.75%     29.70% to 30.87%      33.94% to 35.15%              1.68%
    $         107,870   $         15,537    $         229,191     $         175,111      $       1,275
                 0.11%              2.33%                0.90%                 0.00%              3.86%
        0.00% to 0.90%     0.00% to 0.90%       0.00% to 0.90%        0.00% to 0.90%              0.00%
    -22.26% to -21.56%  -14.32% to -13.54%  -17.12% to -16.37%    -33.77% to -33.17%              7.94%
    $         141,425   $         17,810    $         269,022     $         270,827      $         852
                 7.37%              4.11%                9.95%                 6.20%              6.11%
        0.00% to 0.90%     0.00% to 0.90%       0.00% to 0.90%        0.00% to 0.90%              0.00%
       -9.65% to 8.83%   -5.31% to -4.45%   -11.95% to -11.14%    -12.82% to -12.02%              6.73%

           SALOMON BROTHERS                MFS                 MFS
     STRATEGIC BOND OPPORTUNITIES    INVESTORS TRUST    RESEARCH MANAGERS
             SUB-ACCOUNT               SUB-ACCOUNT       SUB-ACCOUNT(a)
     ----------------------------   -----------------   -----------------
            $       3,885           $          17,764   $              --
                     1.79%                       0.27%               0.49%
            0.00% to 0.90%              0.00% to 0.90%      0.00% to 0.90%
            5.65% to 6.61%            10.37% to 11.37%               1.66%
            $       1,638           $           5,441   $          10,124
                     2.09%                       0.31%               0.86%
                     0.00%              0.00% to 0.90%      0.00% to 0.90%
                    12.62%            20.76% to 21.85%    22.99% to 24.10%
            $       1,224           $           4,291   $           8,632
                     7.06%                       0.45%               0.17%
                     0.00%              0.00% to 0.90%      0.00% to 0.90%
                     9.61%          -20.93% to -20.21%  -24.80% to -24.12%
            $       1,206           $           4,687   $          12,798
                     8.15%                       0.43%               1.00%
                     0.00%              0.00% to 0.90%      0.00% to 0.90%
                     6.82%          -16.69% to -15.93%  -21.67% to -20.95%

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

5. FINANCIAL HIGHLIGHTS -- (CONTINUED)


The following table is a summary of total returns, expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, and the investment income ratio to average net assets, for each of the four years in the period ended December 31, 2004, 2003, 2002 and 2001 or lesser time period if applicable. The table shows the ranges of total returns of the sub-accounts for all variable life insurance policies investing in the Separate Account. The total return reflects the appropriate mortality and expense risk charged against sub-account assets, where applicable, for each type of variable life insurance policy. These figures do not reflect charges deducted from the premiums and the cash values of the policies. Such charges will affect the actual cash values and benefits of the policies.

                                        FI MID CAP          FI MID CAP          MET/PUTNAM
                                       OPPORTUNITIES       OPPORTUNITIES          VOYAGER        RUSSELL 2000 INDEX
                                      SUB-ACCOUNT(a)      SUB-ACCOUNT(c)        SUB-ACCOUNT         SUB-ACCOUNT
                                     -----------------   -----------------   -----------------   ------------------
2004
Net Assets (In Thousands)..........  $             --    $          33,474   $           7,354   $          21,568
Investment Income Ratio to Average
 Net Assets(1).....................              9.23%                0.52%               0.11%               0.45%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................     0.00% to 0.90%       0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................             -1.37%     16.14% to 17.19%      4.04% to 4.98%    16.71% to 17.77%
2003
Net Assets (In Thousands)..........  $          1,137    $          28,560   $           7,417   $          13,782
Investment Income Ratio to Average
 Net Assets(1).....................              2.59%                0.00%               0.00%               0.59%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................     0.00% to 0.90%       0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................   41.25% to 42.53%     33.38% to 34.58%    24.78% to 25.91%    44.76% to 46.07%
2002
Net Assets (In Thousands)..........  $             29    $          21,830   $           5,859   $           7,181
Investment Income Ratio to Average
 Net Assets(1).....................              0.00%                0.00%               0.00%               0.62%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................     0.00% to 0.90%       0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................  -18.95% to -18.10%  -29.63% to -28.99%  -29.55% to -28.91%  -21.18% to -20.46%
2001
Net Assets (In Thousands)(4).......  $             --    $          29,064   $           7,098   $           5,941
Investment Income Ratio to Average
 Net Assets(1).....................                --                 0.00%               0.00%               0.25%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................                --        0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................                --    -38.23% to -37.54%  -31.45% to -30.82%     -0.04% to 0.87%

                                             FI            STATE STREET RESEARCH
                                     INTERNATIONAL STOCK          AURORA
                                         SUB-ACCOUNT            SUB-ACCOUNT
                                     -------------------   ---------------------
2004
Net Assets (In Thousands)..........   $          40,125      $          73,419
Investment Income Ratio to Average
 Net Assets(1).....................                1.28%                  0.00%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................       0.00% to 0.90%         0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................     17.13% to 18.19%       14.31% to 15.34%
2003
Net Assets (In Thousands)..........   $          35,669      $          57,204
Investment Income Ratio to Average
 Net Assets(1).....................                0.68%                  0.00%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................       0.00% to 0.90%         0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................     26.90% to 28.04%       48.79% to 50.14%
2002
Net Assets (In Thousands)..........   $          25,460      $          30,801
Investment Income Ratio to Average
 Net Assets(1).....................                0.85%                  0.56%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................       0.00% to 0.90%         0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................   -18.23% to -17.49%     -22.02% to -21.32%
2001
Net Assets (In Thousands)(4).......   $          22,924      $          16,974
Investment Income Ratio to Average
 Net Assets(1).....................                3.67%                  0.00%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................       0.00% to 0.90%         0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................   -21.31% to -20.59%         -.60% to 0.00%

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude mortality and expense charges. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying portfolio in which the sub-accounts invest.

(2) These ratios represent the annualized policy expense of the Separate Account, consisting primarily of mortality and expense charges for each period indicated.

(3) Each sub-account calculates a daily performance measure called a "unit value," which reflects changes in the underlying portfolio's net asset value per share, a daily charge against the sub-account for mortality and expense risks, where applicable, and any dividend or capital gain distributions from the portfolio. The total return of a sub-account is calculated by taking the difference between the sub-account's ending unit value and the beginning unit value for the period and dividing it by the beginning unit value for the period.

(4) Differences in fee structures result in a variety of expense ratios and total returns.

(a) For the period January 1, 2004 to April 30, 2004

(b) For the period May 3, 2004 to December 31, 2004

(c) Formerly, Janus Mid Cap Sub-Account

         METLIFE          LEHMAN BROTHERS       MORGAN STANLEY      METLIFE MID CAP    FRANKLIN TEMPLETON   STATE STREET RESEARCH
       STOCK INDEX      AGGREGATE BOND INDEX      EAFE INDEX          STOCK INDEX       SMALL CAP GROWTH      INVESTMENT TRUST
       SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT            SUB-ACCOUNT
    -----------------   --------------------   -----------------   -----------------   ------------------   ---------------------
    $         215,226     $        28,364      $          9,807    $         10,738    $           5,395      $           1,480
                 0.85%               3.15%                 0.68%               0.71%                0.00%                  0.65%
        0.00% to 0.90%      0.00% to 0.90%        0.00% to 0.90%      0.00% to 0.90%       0.00% to 0.90%         0.00% to 0.90%
       9.54% to 10.53%      3.16% to 4.10%      18.57% to 19.64%    15.00% to 16.05%     10.41% to 11.41%        9.86% to 10.85%
    $         200,964     $        25,940      $          4,823    $          6,318    $           3,348      $             912
                 1.69%               6.15%                 1.26%               0.45%                0.00%                  0.65%
        0.00% to 0.90%      0.00% to 0.90%        0.00% to 0.90%      0.00% to 0.90%       0.00% to 0.90%         0.00% to 0.90%
      27.05% to 28.20%      2.70% to 3.63%      36.40% to 37.64%    33.76% to 34.96%     43.63% to 44.93%       29.07% to 30.24%
    $         158,369     $        21,335      $          1,741    $          3,391    $           1,307      $             322
                 1.69%               2.19%                 0.34%               0.34%                0.00%                  0.34%
        0.00% to 0.90%      0.00% to 0.90%        0.00% to 0.90%      0.00% to 0.90%       0.00% to 0.90%         0.00% to 0.90%
    -23.02% to -22.33%     9.25% to 10.23%     -17.38% to -16.63%  -15.67% to -14.91%  -28.46% to -27.82%     -26.80% to -26.13%
    $         201,127     $         4,487      $            514    $          1,115    $              --      $              --
                 3.68%               0.00%                 0.00%               0.00%                  --                     --
        0.00% to 0.90%      0.00% to 0.90%        0.00% to 0.90%      0.00% to 0.90%                  --                     --
    -13.02% to -12.23%      4.18% to 4.81%     -16.69% to -16.19%   -1.45% to -0.85%                  --                     --

     STATE STREET RESEARCH      NEUBERGER BERMAN
        LARGE CAP VALUE      PARTNERS MID CAP VALUE
          SUB-ACCOUNT             SUB-ACCOUNT
     ---------------------   ----------------------
       $           3,754       $          18,749
                    0.00%                   2.69%
           0.00% to 0.90%          0.00% to 0.90%
         12.38% to 13.40%        21.80% to 22.91%
       $           2,167       $           9,582
                    1.39%                   0.26%
           0.00% to 0.90%          0.00% to 0.90%
         34.46% to 35.68%        35.29% to 36.52%
       $             440       $           3,904
                    0.91%                   0.08%
           0.00% to 0.90%          0.00% to 0.90%
       -20.44% to -19.96%       -10.44% to -9.63%
       $              --       $              --
                      --                      --
                      --                      --
                      --                      --

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

5. FINANCIAL HIGHLIGHTS -- (CONTINUED)


The following table is a summary of total returns, expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, and the investment income ratio to average net assets, for each of the four years in the period ended December 31, 2004, 2003, 2002 and 2001 or lesser time period if applicable. The table shows the ranges of total returns of the sub-accounts for all variable life insurance policies investing in the Separate Account. The total return reflects the appropriate mortality and expense risk charged against sub-account assets, where applicable, for each type of variable life insurance policy. These figures do not reflect charges deducted from the premiums and the cash values of the policies. Such charges will affect the actual cash values and benefits of the policies.

                                          HARRIS
                                          OAKMARK         T. ROWE PRICE      T. ROWE PRICE         SCUDDER
                                      LARGE CAP VALUE    LARGE CAP GROWTH   SMALL CAP GROWTH    GLOBAL EQUITY
                                        SUB-ACCOUNT       SUB-ACCOUNT(b)     SUB-ACCOUNT(b)    SUB-ACCOUNT(b)
                                     -----------------   ----------------   ----------------   ---------------
2004
Net Assets (In Thousands)..........  $          9,516     $         767     $           516    $          132
Investment Income Ratio to Average
 Net Assets(1).....................              0.47%             0.00%               0.00%             0.00%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................     0.00% to 0.90%    0.00% to 0.90%      0.00% to 0.90%    0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................   10.42% to 11.42%    8.94% to 9.93%    10.09% to 11.08%   15.37% to 16.42%
2003
Net Assets (In Thousands)..........  $          5,610     $          --     $            --    $           --
Investment Income Ratio to Average
 Net Assets(1).....................              0.00%               --                  --                --
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................     0.00% to 0.90%               --                  --                --
Total Return, Lowest to
 Highest(3)(4).....................   24.37% to 25.49%               --                  --                --
2002
Net Assets (In Thousands)..........  $          1,417     $          --     $            --    $           --
Investment Income Ratio to Average
 Net Assets(1).....................              1.16%               --                  --                --
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................     0.00% to 0.90%               --                  --                --
Total Return, Lowest to
 Highest(3)(4).....................  -17.58% to -17.08%              --                  --                --
2001
Net Assets (In Thousands)(4).......  $             --     $          --     $            --    $           --
Investment Income Ratio to Average
 Net Assets(1).....................                --                --                  --                --
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................                --                --                  --                --
Total Return, Lowest to
 Highest(3)(4).....................                --                --                  --                --


                                     STATE STREET RESEARCH   STATE STREET RESEARCH
                                       AGGRESSIVE GROWTH          DIVERSIFIED
                                        SUB-ACCOUNT(b)          SUB-ACCOUNT(b)
                                     ---------------------   ---------------------
2004
Net Assets (In Thousands)..........     $           530          $         852
Investment Income Ratio to Average
 Net Assets(1).....................                0.00%                  0.00%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................       0.00% to 0.90%         0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................     12.28% to 12.98%         7.53% to 8.72%
2003
Net Assets (In Thousands)..........     $            --          $          --
Investment Income Ratio to Average
 Net Assets(1).....................                  --                     --
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................                  --                     --
Total Return, Lowest to
 Highest(3)(4).....................                  --                     --
2002
Net Assets (In Thousands)..........     $            --          $          --
Investment Income Ratio to Average
 Net Assets(1).....................                  --                     --
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................                  --                     --
Total Return, Lowest to
 Highest(3)(4).....................                  --                     --
2001
Net Assets (In Thousands)(4).......     $            --          $          --
Investment Income Ratio to Average
 Net Assets(1).....................                  --                     --
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................                  --                     --
Total Return, Lowest to
 Highest(3)(4).....................                  --                     --

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude mortality and expense charges. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying portfolio in which the sub-accounts invest.

(2) These ratios represent the annualized policy expense of the Separate Account, consisting primarily of mortality and expense charges for each period indicated.

(3) Each sub-account calculates a daily performance measure called a "unit value," which reflects changes in the underlying portfolio's net asset value per share, a daily charge against the sub-account for mortality and expense risks, where applicable, and any dividend or capital gain distributions from the portfolio. The total return of a sub-account is calculated by taking the difference between the sub-account's ending unit value and the beginning unit value for the period and dividing it by the beginning unit value for the period.

(4) Differences in fee structures result in a variety of expense ratios and total returns.

(a) For the period January 1, 2004 to April 30, 2004

(b) For the period May 3, 2004 to December 31, 2004

(c) Formerly, Janus Mid Cap Sub-Account

     AMERICAN FUNDS      AMERICAN FUNDS           AMERICAN FUNDS              FIDELITY            FIDELITY            FIDELITY
         GROWTH           GROWTH-INCOME     GLOBAL SMALL CAPITALIZATION     EQUITY-INCOME         OVERSEAS           HIGH INCOME
       SUB-ACCOUNT         SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
    -----------------   -----------------   ---------------------------   -----------------   -----------------   -----------------
    $        137,620    $         85,684         $          28,039        $         165,067   $         127,744   $          29,252
                0.19%               0.96%                     0.00%                    1.87%               1.12%               8.29%
       0.00% to 0.90%      0.00% to 0.90%            0.00% to 0.90%           0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%
     11.49% to 12.50%     9.38% to 10.37%          19.80% to 20.88%         10.53% to 11.53%    12.61% to 13.64%      8.61% to 9.59%
    $         98,204    $         60,261         $          16,170        $         157,938   $         120,188   $          28,579
                0.13%               1.18%                     0.52%                    1.72%               0.77%               6.34%
       0.00% to 0.90%      0.00% to 0.90%            0.00% to 0.90%           0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%
     35.58% to 36.81%    31.24% to 32.43%          52.15% to 53.53%         29.16% to 30.33%    42.09% to 43.37%    26.13% to 27.26%
    $         43,607    $         30,231         $           6,654        $         128,014   $          85,622   $          18,661
                0.04%               1.36%                     0.89%                    4.28%               0.81%               9.34%
       0.00% to 0.90%      0.00% to 0.90%            0.00% to 0.90%           0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%
    -25.13% to -24.45%  -19.08% to -18.34%       -19.78% to -19.05%       -17.69% to -16.95%  -20.99% to -20.28%      2.52% to 3.54%
    $         21,191    $         15,022         $           2,313        $         168,899   $         106,604   $          15,289
                6.64%               3.29%                     1.65%                    6.52%              16.20%              12.44%
       0.00% to 0.90%      0.00% to 0.90%            0.00% to 0.90%           0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%
    -14.64% to -14.12%   -3.30% to -2.52%          -8.63% to -8.07%         -5.81% to -4.96%  -21.88% to -21.17%  -12.53% to -11.73%

       T. ROWE PRICE         PIMCO              PIMCO
      MID CAP GROWTH      TOTAL RETURN     PEA INNOVATION
        SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT
     -----------------   --------------   -----------------
     $          9,870    $      33,797    $           6,272
                 0.00%            7.43%                0.05%
        0.00% to 0.90%   0.00% to 0.90%       0.00% to 0.90%
      17.09% to 18.15%   4.30% to 5.25%     -5.14% to -4.28%
     $          5,166    $      24,280    $           4,295
                 0.00%            2.79%                0.00%
        0.00% to 0.90%   0.00% to 0.90%       0.00% to 0.90%
      35.90% to 37.12%   3.58% to 4.52%     56.43% to 57.84%
     $          1,594    $      11,546    $             296
                 1.19%            0.00%                0.00%
        0.00% to 0.90%   0.00% to 0.90%       0.00% to 0.90%
     -44.50% to -43.99%  6.44% to 7.08%   -51.01% to -50.57%
     $             --    $          --    $              --
                   --               --                   --
                   --               --                   --
                   --               --                   --

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

5. FINANCIAL HIGHLIGHTS -- (CONTINUED)


The following table is a summary of total returns, expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, and the investment income ratio to average net assets, for each of the four years in the period ended December 31, 2004, 2003, 2002 and 2001 or lesser time period if applicable. The table shows the ranges of total returns of the sub-accounts for all variable life insurance policies investing in the Separate Account. The total return reflects the appropriate mortality and expense risk charged against sub-account assets, where applicable, for each type of variable life insurance policy. These figures do not reflect charges deducted from the premiums and the cash values of the policies. Such charges will affect the actual cash values and benefits of the policies.

                                       MET/AIM              MET/AIM         HARRIS OAKMARK           JANUS         NEUBERGER BERMAN
                                 MID CAP CORE EQUITY   SMALL CAP GROWTH      INTERNATIONAL     AGGRESSIVE GROWTH     REAL ESTATE
                                     SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT(b)
                                 -------------------   -----------------   -----------------   -----------------   ----------------
2004
Net Assets (In Thousands)......   $           4,879    $          3,868    $         13,616    $          2,341    $         3,299
Investment Income Ratio to
 Average Net Assets(1).........                0.00%               0.00%               0.04%               0.00%              7.76%
Expenses as a Percent of
 Average Net Assets, Lowest to
 Highest(2)(4).................       0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%     0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).................     13.57% to 14.60%      5.77% to 6.73%    19.72% to 20.80%      7.84% to 8.82%   28.96% to 29.74%
2003
Net Assets (In Thousands)......   $           2,523    $          3,569    $          5,223    $          2,049    $            --
Investment Income Ratio to
 Average Net Assets(1).........                1.38%               0.00%               2.22%               0.00%                --
Expenses as a Percent of
 Average Net Assets, Lowest to
 Highest(2)(4).................       0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%                --
Total Return, Lowest to
 Highest(3)(4).................     25.29% to 26.42%    37.83% to 39.08%    34.16% to 35.37%    28.76% to 29.93%                --
2002
Net Assets (In Thousands)......   $             703    $          1,130    $             30    $          1,354    $            --
Investment Income Ratio to
 Average Net Assets(1).........                0.24%               0.00%               0.30%               0.00%                --
Expenses as a Percent of
 Average Net Assets, Lowest to
 Highest(2)(4).................       0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%                --
Total Return, Lowest to
 Highest(3)(4).................   -14.70% to -14.18%   -24.11% to -23.65%  -15.77% to -15.64%  -31.19% to -30.56%               --
2001
Net Assets (In Thousands)(4)...   $              --    $             --    $             --    $            888    $            --
Investment Income Ratio to
 Average Net Assets(1).........                  --                  --                  --                0.00%                --
Expenses as a Percent of
 Average Net Assets, Lowest to
 Highest(2)(4).................                  --                  --                  --       0.00% to 0.90%                --
Total Return, Lowest to
 Highest(3)(4).................                  --                  --                  --    -22.27% to -21.80%               --

                                          MFS              LORD ABBETT
                                 RESEARCH INTERNATIONAL   BOND DEBENTURE
                                     SUB-ACCOUNT(b)       SUB-ACCOUNT(b)
                                 ----------------------   --------------
2004
Net Assets (In Thousands)......     $           859       $       2,040
Investment Income Ratio to
 Average Net Assets(1).........                0.41%               6.47%
Expenses as a Percent of
 Average Net Assets, Lowest to
 Highest(2)(4).................       0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).................     18.65% to 19.72%      7.46% to 8.43%
2003
Net Assets (In Thousands)......     $            --       $          --
Investment Income Ratio to
 Average Net Assets(1).........                  --                  --
Expenses as a Percent of
 Average Net Assets, Lowest to
 Highest(2)(4).................                  --                  --
Total Return, Lowest to
 Highest(3)(4).................                  --                  --
2002
Net Assets (In Thousands)......     $            --       $          --
Investment Income Ratio to
 Average Net Assets(1).........                  --                  --
Expenses as a Percent of
 Average Net Assets, Lowest to
 Highest(2)(4).................                  --                  --
Total Return, Lowest to
 Highest(3)(4).................                  --                  --
2001
Net Assets (In Thousands)(4)...     $            --       $          --
Investment Income Ratio to
 Average Net Assets(1).........                  --                  --
Expenses as a Percent of
 Average Net Assets, Lowest to
 Highest(2)(4).................                  --                  --
Total Return, Lowest to
 Highest(3)(4).................                  --                  --

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude mortality and expense charges. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying portfolio in which the sub-accounts invest.

(2) These ratios represent the annualized policy expense of the Separate Account, consisting primarily of mortality and expense charges for each period indicated.

(3) Each sub-account calculates a daily performance measure called a "unit value," which reflects changes in the underlying portfolio's net asset value per share, a daily charge against the sub-account for mortality and expense risks, where applicable, and any dividend or capital gain distributions from the portfolio. The total return of a sub-account is calculated by taking the difference between the sub-account's ending unit value and the beginning unit value for the period and dividing it by the beginning unit value for the period.

(4) Differences in fee structures result in a variety of expense ratios and total returns.

(a) For the period January 1, 2004 to April 30, 2004

(b) For the period May 3, 2004 to December 31, 2004

(c) Formerly, Janus Mid Cap Sub-Account

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2004-(CONCLUDED)

6. PORTFOLIO MERGERS AND CHANGE OF PORTFOLIO NAME

Effective May 3, 2004, the FI Mid Cap Opportunities Portfolio, the MFS Research Managers Portfolio, and the Balanced Portfolio merged with the Janus Mid Cap Portfolio, the MFS Investors Trust Portfolio and the MFS Total Return Portfolio, respectively. The Janus Mid Cap Portfolio subsequently changed its name to FI Mid Cap Opportunities Portfolio.

Effective May 3, 2004, the FI Structured Equity Portfolio and the PIMCO Innovation Portfolio changed their names to FI Value Leaders Portfolio and PIMCO PEA Innovation Portfolio, respectively.

Effective May 3, 2004, Alger Equity Growth Sub-Account and Fidelity Asset Manager Sub-Account substituted all of their shares in Alger Equity Growth Portfolio of the Metropolitan Fund and Fidelity VIP Asset Manager Portfolio of the Fidelity Funds for shares in State Street Research Large Cap Growth Portfolio and MFS Total Return Portfolio of the Metropolitan Fund and changed their names to State Street Research Large Cap Sub-Account and MFS Total Return Sub-Account, respectively.

Effective January 1, 2003, MFS Mid Cap Growth Portfolio changed sub-advisers from Massachusetts Financial Services to T. Rowe Price Associates Inc. and changed its name to T. Rowe Price Mid Cap Growth Portfolio. State Street Research Concentrated International Portfolio changed sub-advisers from State Street Research & Management Company to Harris Associates L.P and changed its name to Harris Oakmark International Portfolio.

Effective April 28, 2003, Janus Growth Portfolio of the Metropolitan Fund merged into the Janus Aggressive Growth Portfolio of the Met Investors Fund.

Effective May 1, 2003, Putnam Large Cap Growth Portfolio changed its name to Met/Putnam Voyager Portfolio and all series of the New England Zenith Fund became newly organized portfolios of the Metropolitan Fund. The reorganization had no effect on the investment objectives, policies or advisory fees of any series, nor was there any change in investment adviser or sub-adviser.

Effective December 16, 2003, Putnam International Stock Portfolio of the Metropolitan Fund changed its name to FI International Stock Portfolio.

7. SUBSEQUENT EVENT

On August 25, 2004, Metropolitan Life entered into an agreement to sell its wholly owned subsidiary, SSRM Holdings Inc. ("SSRM") and its subsidiaries State Street Research & Management Company and SSR Realty Advisors Inc. to BlackRock Inc. Effective January 31, 2005, BlackRock Advisors, Inc. replaced State Street Research & Management Company as subadvisor to all portfolios, series or funds previously managed by State Street Research & Management Company.

                       NEW ENGLAND LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                       Consolidated Financial Statements
              for the Years Ended December 31, 2004, 2003 and 2002
                        and Independent Auditors' Report

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of New England Life Insurance Company

We have audited the accompanying consolidated balance sheets of New England Life Insurance Company and subsidiaries (the "Company") as of December 31, 2004 and 2003, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2004. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of New England Life Insurance Company and subsidiaries at December 31, 2004 and 2003, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1, the Company changed its method of accounting for certain non-traditional long duration contracts and separate accounts in certain insurance products and goodwill as required by new accounting guidance which became effective on January 1, 2004 and January 1, 2002, respectively, and recorded the impact as cumulative effect of changes in accounting principles. In addition, the Company changed its method of accounting for mandatorily redeemable preferred stock as required by new accounting guidance which was adopted as of January 1, 2004.

DELOITTE & TOUCHE LLP

Certified Public Accountants
Tampa, Florida
April 18, 2005

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 CONSOLIDATED BALANCE SHEETS

DECEMBER 31, 2004 AND 2003
(DOLLARS IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                               2004       2003
                                                              -------    -------
ASSETS
Investments:
  Fixed maturities available-for-sale, at fair value
    (amortized cost: $814 and $667, respectively)...........  $   846    $   702
  Equity securities, at fair value (cost: $1 and $23,
    respectively)...........................................        1         35
  Mortgage loans on real estate.............................        9          9
  Policy loans..............................................      308        279
  Other limited partnership interests.......................       16         17
  Short-term investments....................................       30         25
  Other invested assets.....................................        1          1
                                                              -------    -------
      Total investments.....................................    1,211      1,068
Cash and cash equivalents...................................       --         33
Accrued investment income...................................       18         18
Premiums and other receivables..............................      187        212
Deferred policy acquisition costs...........................    1,254      1,241
Current income taxes receivable.............................       11          4
Other assets................................................       62         54
Separate account assets.....................................    8,707      7,566
                                                              -------    -------
      TOTAL ASSETS..........................................  $11,450    $10,196
                                                              =======    =======
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
  Future policy benefits....................................  $   419    $   389
  Policyholder account balances.............................      906        854
  Other policyholder funds..................................      341        308
  Policyholder dividends payable............................        3          3
  Shares subject to mandatory redemption....................      100         --
  Deferred income taxes payable.............................       43         46
  Other liabilities.........................................      107        146
  Separate account liabilities..............................    8,707      7,566
                                                              -------    -------
      TOTAL LIABILITIES.....................................   10,626      9,312
                                                              -------    -------
STOCKHOLDER'S EQUITY:
Preferred stock, no par value; 1,000,000 shares authorized;
  100,000 issued and outstanding at December 31, 2004 and
  2003......................................................       --         --
Common stock, par value $125 per share, 50,000 shares
  authorized; 20,000 shares issued and outstanding at
  December 31, 2004 and 2003................................        3          3
Additional paid-in capital..................................      458        558
Retained earnings...........................................      349        299
Accumulated other comprehensive income......................       14         24
                                                              -------    -------
      TOTAL STOCKHOLDER'S EQUITY............................      824        884
                                                              -------    -------
      TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY............  $11,450    $10,196
                                                              =======    =======

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 CONSOLIDATED STATEMENTS OF INCOME

FOR THE YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
(DOLLARS IN MILLIONS)

                                                              2004    2003    2002
                                                              ----    ----    ----
REVENUES
Premiums....................................................  $ 77    $ 88    $ 91
Universal life and investment-type product policy fees......   468     462     407
Net investment income.......................................    55      53      36
Other revenues..............................................    89     142     190
Net investment gains (losses)...............................    15       4     (11)
                                                              ----    ----    ----
        TOTAL REVENUES......................................   704     749     713
                                                              ----    ----    ----
EXPENSES
Policyholder benefits and claims............................   130     127     131
Interest credited to policyholder account balances..........    34      33      30
Policyholder dividends......................................     6       5       5
Other expenses..............................................   473     549     520
                                                              ----    ----    ----
        TOTAL EXPENSES......................................   643     714     686
                                                              ----    ----    ----
Income before provision for income taxes....................    61      35      27
Provision for income taxes..................................    19       6       7
                                                              ----    ----    ----
Income before cumulative effect of a change in accounting...    42      29      20
Cumulative effect of a change in accounting, net of income
  taxes.....................................................     8      --     (15)
                                                              ----    ----    ----
NET INCOME..................................................  $ 50    $ 29    $  5
                                                              ====    ====    ====

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
(DOLLARS IN MILLIONS)

                                                                                       ACCUMULATED
                                                              ADDITIONAL                  OTHER
                                                     COMMON    PAID-IN     RETAINED   COMPREHENSIVE
                                                     STOCK     CAPITAL     EARNINGS   INCOME (LOSS)   TOTAL
                                                     ------   ----------   --------   -------------   -----
BALANCE AT JANUARY 1, 2002.........................    $3       $ 647        $273         $  4        $ 927
  Dividends on preferred stock.....................                            (5)                       (5)
  Comprehensive income (loss):
    Net income.....................................                             5                         5
  Other comprehensive income (loss):
    Unrealized investment gains (losses), net of
      related offsets, reclassification adjustments
      and income taxes.............................                                         20           20
                                                                                                      -----
  Comprehensive income (loss)......................                                                      25
                                                       --       -----        ----         ----        -----
BALANCE AT DECEMBER 31, 2002.......................     3         647         273           24          947
  Dividends on preferred stock.....................                            (3)                       (3)
  Redemption of preferred stock....................              (100)                                 (100)
  Sale of subsidiary to affiliate..................                11                                    11
  Comprehensive income (loss):
    Net income.....................................                            29                        29
                                                                                                      -----
  Comprehensive income (loss)......................                                                      29
                                                       --       -----        ----         ----        -----
BALANCE AT DECEMBER 31, 2003.......................     3         558         299           24          884
  Change in accounting principle (Note 1)..........              (100)                                 (100)
  Comprehensive income (loss):
    Net income.....................................                            50                        50
    Other comprehensive income (loss):
      Unrealized investment gains (losses), net of
        related offsets, reclassification
        adjustments and income taxes...............                                        (10)         (10)
                                                                                                      -----
  Comprehensive income (loss)......................                                                      40
                                                       --       -----        ----         ----        -----
BALANCE AT DECEMBER 31, 2004.......................    $3       $ 458        $349         $ 14        $ 824
                                                       ==       =====        ====         ====        =====

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
(DOLLARS IN MILLIONS)

                                                               2004      2003      2002
                                                              -------   -------   -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income..................................................  $    50   $    29   $     5
  Adjustments to reconcile net income to net cash used in
    operating activities:
    Depreciation and amortization expenses..................        8         7         6
    Amortization of premiums and accretion of discounts
     associated with investments, net.......................        4         5         1
    (Gains) losses from sales of investments and businesses,
     net....................................................      (15)       (4)       11
    Change in undistributed income of other limited
     partnership interest...................................       (1)       (2)        4
    Interest credited to other policyholder account
     balances...............................................       34        33        30
    Universal life and investment-type product policy
     fees...................................................     (468)     (462)     (407)
    Change in accrued investment income.....................       (1)       (1)        2
    Change in premiums and other receivables................       26       (36)       (1)
    Change in deferred policy acquisition costs, net........      (12)      (15)      (66)
    Change in insurance-related liabilities.................       43        48        79
    Change in income taxes payable..........................       (4)      (32)       (4)
    Change in other assets..................................      195       173        86
    Change in other liabilities.............................      (42)     (100)      104
                                                              -------   -------   -------
Net cash used in operating activities.......................     (183)     (357)     (150)
                                                              -------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
    Fixed maturities........................................      210       195       176
    Equity securities.......................................       55        32        14
    Other limited partnership interests.....................        1         1         2
  Purchases of:
    Fixed maturities........................................     (392)     (194)     (550)
    Equity securities.......................................      (19)      (18)       --
    Mortgage loans on real estate...........................       --        (9)       --
    Other limited partnership interests.....................       --        --        (2)
  Net change in short-term investments......................       (5)       20       (53)
  Net change in policy loans................................      (29)       (9)       (8)
  Sale of subsidiary to affiliate...........................       18        11        --
  Net change in other invested assets.......................       --        --       (11)
  Other, net................................................       (2)       (1)       37
                                                              -------   -------   -------
Net cash (used in) provided by investing activities.........     (163)       28      (395)
                                                              -------   -------   -------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
    Deposits................................................    1,352     1,535     1,534
    Withdrawals.............................................   (1,039)   (1,157)   (1,107)
  Redemption of preferred stock.............................       --      (100)       --
  Dividends on preferred stock..............................       --        (3)       (5)
                                                              -------   -------   -------
Net cash provided by financing activities...................      313       275       422
                                                              -------   -------   -------
Change in cash and cash equivalents.........................      (33)      (54)     (123)
Cash and cash equivalents, beginning of year................       33        87       210
                                                              -------   -------   -------
CASH AND CASH EQUIVALENTS, END OF YEAR......................       --        33        87
                                                              =======   =======   =======
Supplemental disclosures of cash flow information:
  Net cash paid during the year:
    Interest................................................  $     2   $    --   $    --
                                                              =======   =======   =======
    Income taxes............................................  $    21   $    38   $     5
                                                              =======   =======   =======

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS

New England Life Insurance Company ("NELICO") and its subsidiaries (the "Company") is a wholly owned stock life insurance subsidiary of Metropolitan Life Insurance Company ("Metropolitan Life"), which is a wholly owned subsidiary of MetLife, Inc. ("MetLife"). The Company was formerly, a wholly owned subsidiary of Met New England Holdings, Inc. ("MNEHP"), which was dissolved into Metropolitan Life, its parent, on April 12, 2003. The Company is headquartered in Boston, Massachusetts as a Massachusetts chartered company. The Company principally provides variable life insurance and variable annuity contracts through a network of general agencies and independent brokers located throughout the United States. The Company also provides participating and non-participating traditional life insurance, pension products, as well as, group life, medical, and disability coverage.

The principal insurance subsidiaries of NELICO included New England Pension and Annuity Company ("NEPA") which was sold to Metropolitan Tower Life Insurance Company ("MTL") in 2004; Newbury Insurance Company, Limited ("Newbury") which was sold to MetLife in 2004; and New England Financial Distributors LLC ("NEFD") which was dissolved in 2004. These subsidiaries are included in the accompanying consolidated financial statements until their respective dates of sale or dissolution. See Note 11.

NELICO owns 100% of the outstanding common stock of New England Securities Corporation ("NES"). NELICO also owns a majority interest in MetLife Advisors LLC ("Advisors").

N.L. Holding Corporation ("NLHC") and Nathan and Lewis Associates, Inc. ("NLA") which were sold to MetLife in 2003; Nathan and Lewis Securities ("NLS") which was merged into Walnut Street Securities ("WSS"), a wholly owned subsidiary of MetLife, in 2003; New England Life Holdings, Inc. ("NELHC") which was dissolved in 2003, and are included in the accompanying consolidated financial statements until the date of transaction. See Note 11.

BASIS OF PRESENTATION

The accompanying consolidated financial statements include the accounts of (i) the Company; (ii) partnerships and joint ventures in which the Company has control; (iii) variable interest entities ("VIEs") for which the Company is deemed to be the primary beneficiary, and (iv) majority owned subsidiaries. Intercompany accounts and transactions have been eliminated.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The most significant estimates include those used in determining: (i) investment impairments; (ii) the fair value of investments in the absence of quoted market values; (iii) application of the consolidation rules to certain investments; (iv) the fair value of and accounting for derivatives; (v) the capitalization and amortization of deferred policy acquisition costs ("DAC"); (vi) the liability for future policyholder benefits; (vii) the liability for litigation and regulatory matters; and (viii) accounting for reinsurance transactions and employee benefit plans. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from those estimates.

The Company uses the equity method of accounting for investments in equity securities in which it has more than a 20% interest and for real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than minor influence over the partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the partnership's operations.

The Company recognized minority interest expense for the portion of the net income of Advisors not attributable to the Company's ownership of $45 million, $32 million, and $25 million for the years ended December 31, 2004, 2003

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

and 2002, respectively. Minority interest in the stockholder's equity of the Company was less than $1 million as of December 31, 2004 and 2003, respectively.

Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2004 presentation.

INVESTMENTS

The Company's principal investments are in fixed maturities and mortgage loans, which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of impairments and income, as well as the determination of fair values. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; and
(vi) other subjective factors, including concentrations and information obtained from regulators and rating agencies. In addition, the earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. The determination of fair values in the absence of quoted market values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts.

The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than- temporary. These adjustments are recorded as investment losses. Investment gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Such valuation allowances are based upon the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. The Company also establishes allowances for loan loss when a loss contingency exists for pools of loans with similar characteristics based on property types and loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Changes in valuation allowances are included in net investment gains and losses. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on impaired loans are recorded as a reduction of the recorded investment.

Policy loans are stated at unpaid principal balances.

Short-term investments are stated at amortized cost, which approximates fair value.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

VARIABLE INTEREST ENTITIES

During 2003, the Financial Accounting Standards Board ("FASB") Interpretation No. ("FIN") 46 Consolidation of Variable Interest Entities - An Interpretation of ARB No. 51 ("FIN 46") and its December 2003 revision ("FIN 46(r)") established new accounting guidance relating to the consolidation of variable interest entities ("VIEs"). The Company is required to consolidate any VIE for which it is determined that the Company is the primary beneficiary. The adoption of FIN 46 and FIN 46(r) did not have a material impact on the Company's consolidated financial statements.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company enters into freestanding derivative transactions primarily to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial assets and liabilities. The Company also uses derivative instruments to hedge its currency exposure associated with net investments in certain foreign operations. The Company also purchases investment securities, issues certain insurance policies and engages in certain reinsurance contracts that have embedded derivatives. The associated financial statement risk is the volatility in net income which can result from (i) changes in fair value of derivatives not qualifying as accounting hedges; (ii) ineffectiveness of designated hedges; and (iii) counterparty default. In addition, there is a risk that embedded derivatives requiring bifurcation are not identified and reported at fair value in the consolidated financial statements. Accounting for derivatives is complex, as evidenced by significant authoritative interpretations of the primary accounting standards which continue to evolve, as well as the significant judgments and estimates involved in determining fair value in the absence of quoted market values. These estimates are based on valuation methodologies and assumptions deemed appropriate in the circumstances. Such assumptions include estimated volatility and interest rates used in the determination of fair value where quoted market values are not available. The use of different assumptions may have a material effect on the estimated fair value amounts.

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, or other financial indices. Derivatives may be exchange traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage its various risks. Additionally, the Company enters into income generation and replication derivatives as permitted by its insurance subsidiaries' Derivatives Use Plans approved by the applicable state insurance departments. Freestanding derivatives are carried on the Company's consolidated balance sheet either as assets within Other invested assets or as liabilities within Other liabilities at fair value as determined by quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, financial indices, credit spreads, market volatility, and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models. If a derivative does not qualify for hedge accounting pursuant to Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"), as amended, changes in the fair value of the derivative are reported in Net investment gains (losses).

To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and throughout the life of the hedging relationship. The ineffective portion of the changes in fair value of the hedging instrument is recorded in Net investment gains (losses).

Under a fair value hedge, changes in the fair value of the derivative, along with changes in the fair value of the hedged item related to the risk being hedged, are reported in Net investment gains (losses). There were no fair value hedges at December 31, 2004, 2003, and 2002.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

In a cash flow hedge, changes in the fair value of the derivative are recorded in Other comprehensive income (loss), a separate component of shareholders' equity, and the deferred gains or losses on the derivative are reclassified into the income statement when the Company's earnings are affected by the variability in cash flows of the hedged item.

In a hedge of a net investment in a foreign operation, changes in the fair value of the derivative are recorded in Other comprehensive income (loss). There were no hedges of net investments in foreign operations at December 31, 2004, 2003, and 2002.

The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated, or exercised; (iii) it is no longer probable that the forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the fair value or cash flows of a hedged item, the derivative continues to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in Net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its fair value due to hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. The changes in fair value of derivatives recorded in Other comprehensive income
(loss) related to discontinued cash flow hedges are amortized into income over the remaining life of the hedging instruments.

When hedge accounting is discontinued because it is probable that the forecasted transactions will not occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in Net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the consolidated balance sheet, and recorded currently in Net investment gains (losses). Deferred gains and losses of a derivative recorded in Other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in Net investment gains (losses).

In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value recognized in the current period as Net investment gains (losses).

The Company is also a party to financial instruments in which a derivative is "embedded." For each financial instrument in which a derivative is embedded, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract, and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative, as defined in SFAS 133. If it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the consolidated balance sheet at fair value with the host contract and changes in their fair value are reported currently in Net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the consolidated balance sheet at fair value, with changes in fair value recognized in the current period in Net investment gains (losses). There were no embedded derivatives at December 31, 2004, 2003, and 2002.

CASH AND CASH EQUIVALENTS

The Company considers all investments purchased with an original maturity of three months or less to be cash equivalents.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

PROPERTY, EQUIPMENT, LEASEHOLD IMPROVEMENTS AND COMPUTER SOFTWARE

Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets. The estimated life for company occupied real estate property is generally 40 years. Estimated lives range from three to five years for all other property and equipment. Accumulated depreciation and amortization of property and equipment was $5 million at both December 31, 2004 and 2003. Related depreciation and amortization expense was $402 thousand, $467 thousand and $1 million for the years ended December 31, 2004, 2003 and 2002, respectively.

Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. Accumulated amortization of capitalized software was $27 million and $22 million at December 31, 2004 and 2003, respectively. Related amortization expense was $6 million, $7 million and $5 million for the years ended December 31, 2004, 2003 and 2002, respectively.

DEFERRED POLICY ACQUISITION COSTS

The Company incurs significant costs in connection with acquiring new and renewal insurance business. These costs, which vary with and are primarily related to the production of that business, are deferred. The recovery of such costs is dependent upon the future profitability of the related business. The amount of future profit is dependent principally on investment returns in excess of the amounts credited to policyholders, mortality, morbidity, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns are most likely to impact the rate of amortization of such costs. The aforementioned factors enter into management's estimates of gross margins and profits, which generally are used to amortize such costs. Revisions to estimates result in changes to the amounts expensed in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross margins and profits are less than amounts deferred. In addition, the Company utilizes the reversion to the mean assumption, a common industry practice, in its determination of the amortization of DAC. This practice assumes that the expectation for long-term appreciation in equity markets is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred.

The costs of acquiring new and renewal insurance business that vary with, and are primarily related to, the production of that business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized with interest over the expected life of the contract for participating traditional life, universal life and investment-type products. Generally, DAC is amortized in proportion to the present value of estimated gross margins or profits from investment, mortality, expense margins and surrender charges. Interest rates used to compute the present value of estimated gross margins and profits are based on rates in effect at the inception or acquisition of the contracts.

Actual gross margins or profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management utilizes the reversion to the mean assumption, a common industry practice, in its determination of the amortization of DAC. This practice assumes that the expectation for long-term equity investment appreciation is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred. Management periodically updates these estimates and evaluates the recoverability of DAC. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

DAC for non-participating traditional life, non-medical health and annuity policies with life contingencies is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

Policy acquisition costs related to internally replaced contracts are expensed at the date of replacement.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

GOODWILL

The excess of cost over the fair value of net assets acquired ("goodwill") is included in other assets. On January 1, 2002, the Company adopted the provisions of SFAS No. 142, Goodwill and Other Intangible Assets, ("SFAS 142"). In accordance with SFAS 142, goodwill is not amortized but tested for impairment at least annually to determine whether a write down of the cost of the asset is required. Impairments are recognized in operating results when the carrying amount of goodwill exceeds its implied fair value. Prior to the adoption of SFAS 142, goodwill was amortized on a straight-line basis over a period of 10 years and impairments were recognized in operating results when permanent diminution in value was deemed to have occurred.

During 2002, the Company completed the required goodwill impairment tests, which indicated the Company's goodwill was impaired. As a result, the Company wrote off all of its goodwill and recorded a cumulative effect of a change in accounting principle of $15 million net of income taxes. The goodwill impairment was due to reductions in anticipated future performance of its then subsidiary, Nathan and Lewis Securities, Inc.

LIABILITY FOR FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, expenses, persistency, investment returns and inflation.

Participating business represented approximately 3% of the Company's life insurance in-force and 9% of the number of life insurance policies in force at both December 31, 2004 and 2003. Participating policies represented approximately 51% and 74%, 53% and 74%, and 52% and 70% of gross and net life insurance premiums for the years ended December 31, 2004, 2003 and 2002, respectively.

Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 4% to 5%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (ii) the liability for terminal dividends, and (iii) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after DAC is written off. Future policy benefits for non-participating traditional life insurance policies are equal to the aggregate of (i) the present value of future benefit payments and related expenses less the present value of future net premiums and (ii) premium deficiency reserves. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rates for the aggregate future policy benefit liabilities average 6%.

Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liability range from 6% to 9%.

Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. The interest rate used in establishing such liabilities is 3%.

Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 4% to 7%.

Policyholder account balances for universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest, ranging from 1% to 9%, less expenses, mortality charges, and withdrawals.

The Company establishes liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary and paid up guarantees relating to certain life policies. Annuity guaranteed death benefit

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the liabilities are consistent with those used for amortizing DAC, including the mean reversion assumption. The assumptions of investment performance and volatility are consistent with the historical experience of the Standard & Poor's 500 Index ("S&P"). The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

Guaranteed annuitization benefit liabilities are determined by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for calculating such guaranteed annuitization benefit liabilities are consistent with those used for calculating the guaranteed death benefit liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates a percentage of the potential annuitizations that may be elected by the contractholder.

Liabilities for universal and variable life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary and paid up guarantee liabilities are consistent with those used for amortizing DAC. The assumptions of investment performance and volatility for variable products are consistent with historical S&P experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS

Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

Premiums related to non-medical health contracts are recognized on a pro rata basis over the applicable contract term.

Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges. Separate account investment management and advisory fees are also included in universal life and investment-type product income. Such fees are recognized in the period in which services are performed. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

OTHER REVENUES

Other revenues include broker/dealer commissions and fees, and administrative fees. Such commissions and fees are recognized in the period in which services are performed.

POLICYHOLDER DIVIDENDS

Policyholder dividends are approved annually by the Company's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

INCOME TAXES

The Company joins with MetLife and its includable affiliates in filing a consolidated Federal income tax return. The consolidating companies have executed a tax allocation agreement. Under the agreement, current Federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments (receive reimbursement) to MetLife to the extent that their income (losses and other credits) contributes to (reduces) the consolidated federal tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return. The Company files state income tax returns on an individual corporate basis.

The Company applies the concepts of Statement of Financial Accounting Standards ("SFAS") No. 109, Accounting for Income Taxes, which establishes deferred income tax assets and liabilities based upon the difference between the financial statement and tax bases of assets and liabilities using the enacted tax rates in effect for the year in which the differences are expected to reverse. SFAS No. 109 allows recognition of deferred income tax assets if future realization of the tax benefit is more likely than not, with a valuation allowance for the portion that is not likely to be realized.

REINSURANCE

The Company enters into reinsurance transactions as a purchaser of reinsurance. Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously. Additionally, for each of its reinsurance contracts, the Company must determine if the contract provides indemnification against loss or liability relating to insurance risk, in accordance with applicable accounting standards. The Company must review all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract using the deposit method of accounting.

The Company has reinsured certain of its life insurance contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits.

SEPARATE ACCOUNTS

Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Effective with the adoption of Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-1"), on January 1, 2004, the Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contact fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income. In connection with the adoption of SOP 03-1, there was no material impact on the Company's reporting of separate accounts.

The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

LITIGATION

The Company is a party to a number of legal actions. Given the inherent unpredictability of litigation, it is difficult to estimate the impact of litigation on the Company's consolidated financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities related to certain lawsuits are especially difficult to estimate due to the limitation of available data and uncertainty regarding numerous variables used to determine amounts recorded. It is possible that an adverse outcome in certain of the Company's litigation or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

APPLICATION OF RECENT ACCOUNTING PRONOUNCEMENTS

In December 2004, the FASB issued Staff Position Paper ("FSP") 109-2, Accounting and Disclosure Guidance for the Foreign Earnings Repatriation Provision within the American Jobs Creation Act of 2004 ("AJCA"). The AJCA introduced a one-time dividend received deduction on the repatriation of certain earnings to a U.S. taxpayer. FSP 109-2 provides companies additional time beyond the financial reporting period of enactment to evaluate the effects of the AJCA on their plans to repatriate foreign earnings for purposes of applying SFAS 109, Accounting for Income Taxes. The Company is currently evaluating the repatriation provision of the AJCA. If the repatriation provision is implemented by the Company, the impact on the Company's income tax expense and deferred income tax assets and liabilities would be immaterial.

In December 2004, the FASB issued SFAS No. 153, Exchange of Nonmonetary Assets, an amendment of APB Opinion No. 29 ("SFAS 153"). SFAS 153 amends prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 are effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005 and shall be applied prospectively. SFAS 153 is not expected to have a material impact on the Company's consolidated financial statements at the date of adoption.

In March 2004, the Emerging Issues Task Force ("EITF") reached further consensus on Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income. An EITF 03-1 consensus reached in November 2003 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The Company has complied with the disclosure requirements of EITF 03-1, which were effective December 31, 2003. The accounting guidance of EITF 03-1 relating to the recognition of investment impairment which was to be effective in the third quarter of 2004 has been delayed pending the development of additional guidance. The Company is actively monitoring the deliberations relating to this issue at the FASB and currently is unable to determine the ultimate impact EITF 03-1 will have on its consolidated financial statements.

In March 2004, the EITF reached consensus on Issue No. 03-16, Accounting for Investments in Limited Liability Companies ("EITF 03-16"). EITF 03-16 provides guidance regarding whether a limited liability company should be viewed as similar to a corporation or similar to a partnership for purposes of determining whether a noncontrolling investment should be accounted for using the cost method or the equity method of accounting. EITF 03-16 did not have a material impact on the Company's consolidated financial statements.

Effective January 1, 2004, the Company adopted SOP 03-1, as interpreted by Technical Practices Aids issued by the American Institute of Certified Public Accountants. SOP 03-1 provides guidance on (i) the classification and valuation of long-duration contract liabilities; (ii) the accounting for sales inducements; and (iii) separate account presentation and valuation. In June 2004, the FASB released Staff Position Paper No. 97-1, Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability ("FSP 97-1") which included clarification that unearned revenue liabilities should be considered in determining the necessary insurance benefit liability required under SOP 03-1. Since the Company had considered unearned revenue in determining its SOP 03-1 benefit liabilities, FSP 97-1 did not impact its consolidated financial statements. As a result of the adoption of SOP 03-1, effective January 1, 2004, the Company decreased future policyholder benefits for various guaranteed minimum death and income benefits, net of DAC and unearned revenue liability offsets under certain variable annuity and universal life contracts by approximately $8 million, net of income tax, which has been reported as a cumulative effect of a change in accounting. The application of SOP 03-1 increased the Company's 2004 net income by $9 million, including the cumulative effect of adoption.

In December 2003, the FASB revised SFAS No. 132, Employers' Disclosures about Pensions and Other Postretirement Benefits -- an Amendment of FASB Statements No. 87, 88 and 106 ("SFAS 132(r)"). SFAS 132(r) retains most of the disclosure requirements of SFAS 132 and requires additional disclosure about assets, obligations, cash flows and net periodic benefit cost of defined benefit pension plans and other postretirement plans. SFAS 132(r) is primarily effective for fiscal years ending after December 15, 2003; however, certain disclosures about foreign plans and estimated future benefit payments were effective for fiscal years ending after June 15, 2004. The Company's adoption of SFAS 132(r) on December 31, 2003 did not have a significant impact on its consolidated financial statements since it only revised disclosure requirements.

In May 2004, the FASB issued FASB Staff Position ("FSP") No. 106-2, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("FSP 106-2"), which provides accounting guidance to a sponsor of a postretirement health care plan that provides prescription drug benefits. The Company is a participant in a multi-employer plan that has been determined not to be actuarially equivalent to benefits under Medicare Part D and therefore is not eligible to receive the subsidies on prescription drugs under the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("2003" Act"). The Company is also a participant in a postretirement benefit plan sponsored by Metropolitan Life for which the Company has no legal obligation but is allocated its share of net expense based on salary ratios. Metropolitan Life expects to receive subsidies on prescription drug benefits under the 2003 Act beginning in 2006 based on its determination that the prescription drug benefits offered under certain postretirement plans are actuarially equivalent to the benefits offered under Medicare Part D. FSP 106-2 was effective for interim periods beginning after June 15, 2004 and provides for either retroactive application to the date of enactment of the legislation or prospective application from the date of adoption of FSP 106-2. Effective July 1, 2004, Metropolitan Life adopted FSP 106-2 prospectively and the postretirement benefit plan assets and accumulated benefit obligation were remeasured to determine the effect of the expected subsidies on net periodic postretirement benefit cost. As a result, the Company's share of the net periodic postretirement benefit cost was reduced by $1 million for 2004. Metropolitan Life's adoption of FSP 106-2, regarding accumulated postretirement benefit obligation, did not have a significant impact on the Company's consolidated financial statements.

In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity ("SFAS 150"). SFAS 150 clarifies the accounting for certain financial instruments with characteristics of both liabilities and equity and requires that those instruments be classified as a liability or, in certain circumstances, an asset. SFAS 150 is effective for financial instruments entered into or modified after May 31, 2003 and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The adoption of SFAS 150, as of January 1, 2004, required the Company to reclassify $100 million of mandatorily redeemable preferred stock from stockholders' equity to liabilities. Dividends in 2004 on the mandatorily redeemable preferred stock were recorded as an interest expense (See Note 9).

In April 2003, the FASB issued SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities ("SFAS 149"). SFAS 149 amends and clarifies the accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. Except for certain previously issued and effective guidance, SFAS 149 was effective for contracts entered into or modified after June 30, 2003. The Company's adoption of SFAS 149 did not have a significant impact on its consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

During 2003, the Company adopted FIN 46, Consolidation of Variable Interest Entities -- An Interpretation of ARB No. 51 and FIN 46(r). A VIE is defined as
(i) any entity in which the equity investments at risk in such entity do not have the characteristics of a controlling financial interest or (ii) any entity that does not have sufficient equity at risk to finance its activities without additional subordinated support from other parties. The adoption of FIN 46 and FIN 46(r) did not have a material impact on the Company's consolidated financial statements.

Effective January 1, 2003, the Company adopted FIN No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others ("FIN 45"). FIN 45 requires entities to establish liabilities for certain types of guarantees and expands financial statement disclosures for others. The initial recognition and initial measurement provisions of FIN 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The adoption of FIN 45 did not have a significant impact on the Company's consolidated financial statements. See Note 7.

Effective January 1, 2003, the Company adopted SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections ("SFAS 145"). In addition to amending or rescinding other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions, SFAS 145 generally precludes companies from recording gains and losses from the extinguishment of debt as an extraordinary item. SFAS 145 also requires sale-leaseback treatment for certain modifications of a capital lease that result in the lease being classified as an operating lease. The adoption of SFAS 145 did not have a significant impact on the Company's consolidated financial statements.

Effective January 1, 2002, the Company adopted SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"). SFAS 144 provides a single model for accounting for long-lived assets to be disposed of by superseding SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of ("SFAS 121"), and the accounting and reporting provisions of Accounting Principles Board ("APB") Opinion No. 30, Reporting the Results of Operations -- Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions ("APB 30"). Under SFAS 144, discontinued operations are measured at the lower of carrying value or fair value less costs to sell, rather than on a net realizable value basis. Future operating losses relating to discontinued operations also are no longer recognized before they occur. SFAS 144 (i) broadens the definition of a discontinued operation to include a component of an entity (rather than a segment of a business); (ii) requires long-lived assets to be disposed of other than by sale to be considered held and used until disposed; and (iii) retains the basic provisions of (a) APB 30 regarding the presentation of discontinued operations in the statements of income, (b) SFAS 121 relating to recognition and measurement of impaired long-lived assets (other than goodwill), and (c) SFAS 121 relating to the measurement of long-lived assets classified as held-for-sale. Adoption of SFAS 144 did not have a material impact on the Company's consolidated financial statements.

Effective January 1, 2002, the Company adopted SFAS No. 142. SFAS 142 eliminates the systematic amortization and establishes criteria for measuring the impairment of goodwill and certain other intangible assets by reporting unit. The Company completed the required impairment tests of goodwill and indefinite-lived intangible assets in the third quarter of 2002 and recorded a $15 million charge to earnings relating to the impairment of certain goodwill assets as a cumulative effect of a change in accounting. There was no impairment of identified intangible assets or significant reclassifications between goodwill and other intangible assets at January 1, 2002. Amortization of other intangible assets was not material for the years ended December 31, 2004, 2003 and 2002.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

2. INVESTMENTS

FIXED MATURITIES AND EQUITY SECURITIES

Fixed maturities and equity securities at December 31, 2004 were as follows:

                                                                              GROSS
                                                               COST OR      UNREALIZED
                                                              AMORTIZED    ------------    ESTIMATED
                                                                COST       GAIN    LOSS    FAIR VALUE
                                                              ---------    ----    ----    ----------
                                                                       (DOLLARS IN MILLIONS)
Fixed Maturities:
  U.S. treasury/agency securities...........................    $ 66       $ 1      $--       $ 67
  U.S. corporate securities.................................     503        26       1         528
  Foreign government securities.............................      11        --      --          11
  Foreign corporate securities..............................      89         4      --          93
  Residential mortgage-backed securities....................     145         2      --         147
                                                                ----       ---      --        ----
    Total fixed maturities..................................    $814       $33      $1        $846
                                                                ====       ===      ==        ====
Equity Securities:
  Common stocks.............................................    $  1       $--      $--       $  1
                                                                ====       ===      ==        ====

Fixed maturities and equity securities at December 31, 2003 were as follows:

                                                                              GROSS
                                                               COST OR      UNREALIZED
                                                              AMORTIZED    ------------    ESTIMATED
                                                                COST       GAIN    LOSS    FAIR VALUE
                                                              ---------    ----    ----    ----------
                                                                       (DOLLARS IN MILLIONS)
Fixed Maturities:
  U.S. treasury/agency securities...........................    $ 31       $ 1      $--       $ 32
  U.S. corporate securities.................................     453        28      --         481
  Foreign government securities.............................       3        --      --           3
  Foreign corporate securities..............................      55         4      --          59
  Residential mortgage-backed securities....................     103         2      --         105
  Other fixed maturity securities...........................      22        --      --          22
                                                                ----       ---      --        ----
    Total fixed maturities..................................    $667       $35      $--       $702
                                                                ====       ===      ==        ====
Equity Securities:
  Common stocks.............................................    $ 23       $12      $--       $ 35
                                                                ====       ===      ==        ====

The Company held foreign currency derivatives with notional amounts of $10 million to hedge the exchange rate risk associated with foreign bonds and loans for both years ended December 31, 2004 and 2003.

Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

The Company held fixed maturities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $20 million and $32 million at December 31, 2004 and 2003, respectively. These securities had a net unrealized gain of $2 million and $3 million at December 31, 2004 and 2003, respectively. Non-income producing fixed maturities were less than $1 million and $1 million at December 31, 2004 and 2003, respectively.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

The amortized cost and estimated fair value of fixed maturities at December 31, 2004, by contractual maturity date are shown below:

                                                              AMORTIZED    ESTIMATED
                                                                COST       FAIR VALUE
                                                              ---------    ----------
                                                               (DOLLARS IN MILLIONS)
Due in one year or less.....................................    $ 85          $ 85
Due after one year through five years.......................     208           214
Due after five years through ten years......................     272           290
Due after ten years.........................................     104           110
                                                                ----          ----
    Subtotal................................................     669           699
Mortgage-backed and asset-backed securities.................     145           147
                                                                ----          ----
  Total fixed maturities....................................    $814          $846
                                                                ====          ====

Fixed maturities not due at a single maturity date have been included in the above tables in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

Sales or disposals of fixed maturities and equity securities classified as available-for-sale were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                              2004      2003      2002
                                                              -----     -----     -----
                                                                (DOLLARS IN MILLIONS)
Proceeds....................................................  $158       $53       $62
Gross investment gains......................................  $ 17       $ 6       $ 1
Gross investment losses.....................................  $ (1)      $(1)      $(3)

Gross investment losses above exclude writedowns recorded during 2003 and 2002 for other than temporarily impaired available-for-sale securities of $1 million, $9 million, respectively. There were no writedowns for the year ended December 31, 2004.

The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment or are attributable to declines in fair value occurring in the period of disposition.

The following table shows the estimated fair values of the Company's fixed maturities, aggregated by sector, that have been in a continuous loss position for less than 12 months at December 31, 2004 and 2003:

                                                                   YEARS ENDED
                                                                  DECEMBER 31,
                                                              ---------------------
                                                               2004          2003
                                                              -------       -------
                                                              (DOLLARS IN MILLIONS)
U.S. treasury/agency securities.............................   $ 47           $ 2
U.S. corporate securities...................................     94            32
Foreign corporate securities................................     10             1
Residential mortgage-backed securities......................     21            --
                                                               ----           ---
  Total fixed maturities....................................   $172           $35
                                                               ====           ===
Total number of securities in an unrealized loss position...     34
                                                               ====

At December 31, 2004 and 2003, the Company had gross unrealized losses of $1 million and less than $1 million, respectively from fixed maturities that had been in an unrealized loss position for less than twelve months. The amount of unrealized losses from fixed maturities that had been in an unrealized loss position for twelve months or greater is less than $1 million at both December 31, 2004 and 2003. The fair value of those fixed maturities that had been in an

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

unrealized loss position for twelve months or greater is $1 million at both December 31, 2004 and 2003, respectively. There were no unrealized losses from equity securities at December 31, 2004 and 2003.

ASSETS ON DEPOSIT

The Company had investment assets on deposit with regulatory agencies with a fair value of $3 million and $6 million at December 31, 2004 and 2003, respectively.

MORTGAGE LOANS ON REAL ESTATE

The Company had commercial mortgage loans on real estate of $9 million at December 31, 2004 and 2003.

Mortgage loans on real estate are collateralized by properties located in the United States. At December 31, 2004, 56% and 44% of the properties were located in California and New York, respectively. Generally, the Company (as the lender) requires a minimum of one-fourth of the purchase price of the underlying real estate to be paid by the borrower.

There was no valuation allowance on mortgage loans on real estate as of December 31, 2004 and 2003, respectively. There were no impaired mortgage loans on real estate as of December 31, 2004 and 2003, respectively.

NET INVESTMENT INCOME

The components of net investment income were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2004      2003      2002
                                                              ----      ----      ----
                                                               (DOLLARS IN MILLIONS)
Fixed maturities............................................  $37       $35       $24
Equity securities...........................................   --         1        --
Policy loans................................................   17        16        15
Other limited partnership interests.........................    1         3        (6)
Cash, cash equivalents and short-term investments...........    1         1         4
Other.......................................................    2        --         2
                                                              ---       ---       ---
    Total...................................................   58        56        39
Less: Investment expenses...................................    3         3         3
                                                              ---       ---       ---
    Net investment income...................................  $55       $53       $36
                                                              ===       ===       ===

NET INVESTMENT GAINS (LOSSES)

Net investment gains (losses) were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2004      2003      2002
                                                              ----      ----      ----
                                                               (DOLLARS IN MILLIONS)
Fixed maturities............................................  $ 2       $ 5       $ (5)
Equity securities...........................................   14        (1)        (6)
Other.......................................................   (1)       --         --
                                                              ---       ---       ----
  Total net investment gains (losses).......................  $15       $ 4       $(11)
                                                              ===       ===       ====

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

NET UNREALIZED INVESTMENT GAINS

The components of net unrealized investment gains, included in accumulated other comprehensive income, were as follows:

                                                              YEARS ENDED DECEMBER 31
                                                              ------------------------
                                                              2004      2003      2002
                                                              ----      ----      ----
                                                               (DOLLARS IN MILLIONS)
Fixed maturities............................................  $32       $35       $ 27
Equity securities...........................................   --        12         (1)
Derivatives.................................................   (5)       (3)        --
Other invested assets.......................................   (1)       (1)        (1)
                                                              ----      ----      ----
  Total.....................................................   26        43         25
                                                              ----      ----      ----
Amounts allocated from:
  Deferred policy acquisition costs.........................   (4)       (5)         9
Deferred income taxes.......................................   (8)      (14)       (10)
                                                              ----      ----      ----
  Total.....................................................  (12)      (19)        (1)
                                                              ----      ----      ----
  Net unrealized investment gains (losses)..................  $14       $24       $ 24
                                                              ====      ====      ====

The changes in net unrealized investment gains (losses) were as follows:

                                                              YEARS ENDED DECEMBER 31
                                                              ------------------------
                                                              2004      2003      2002
                                                              ----      ----      ----
                                                               (DOLLARS IN MILLIONS)
Balance at January 1........................................  $24       $24       $  4
Unrealized gains (losses) during the year...................  (17)       18         26
Unrealized gains (losses) relating to:
  Deferred policy acquisition costs.........................    1       (14)         4
Deferred income taxes.......................................    6        (4)       (10)
                                                              ----      ----      ----
Balance at December 31......................................  $14       $24       $ 24
                                                              ----      ----      ----
Net change in unrealized investment gains (losses)..........  $(10)     $--       $ 20
                                                              ====      ====      ====

3. DERIVATIVE FINANCIAL INSTRUMENTS

TYPES OF DERIVATIVE INSTRUMENTS

The Company had foreign currency swaps with a notional amount of $10 million at both December 31, 2004 and 2003. The fair value of the foreign currency liabilities was $5 million and $3 million at December 31, 2004 and 2003, respectively. The maturity of the foreign currency swaps at December 31, 2004 was greater than five years but within ten years.

Foreign currency swaps are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

HEDGING

The Company recognized insignificant net investment expense from qualifying hedge settlement payments for the years ended December 31, 2004 and 2003. The Company did not have any qualifying hedges during the year ended December 31, 2002.

CASH FLOW HEDGES

The Company designates and accounts for foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments as cash flow hedges, when they have met the requirements of SFAS 133.

For the years ended December 31, 2004 and 2003, the Company recognized insignificant amounts in net investment gains (losses) representing the ineffective portion of all cash flow hedges. All components of each derivative's gains or loss were included in the assessment of hedge ineffectiveness. There were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments.

Presented below is a roll forward of the components of other comprehensive income (loss), before income taxes, related to cash flow hedges:

                                                                YEARS ENDED
                                                               DECEMBER 31,
                                                              ---------------
                                                              2004      2003
                                                              ----      -----
Other comprehensive income (loss) balance at the beginning
  of the year...............................................  $(3)      $  --
Gains (losses) deferred in other comprehensive income (loss)
  on the effective portion of cash flow hedges..............   (2)         (3)
                                                              ---       -----
Other comprehensive income (losses) balance at the end of
  the year..................................................  $(5)      $  (3)
                                                              ===       =====

At December 31, 2004, insignificant amounts of the deferred net losses on derivatives accumulated in other comprehensive income (loss) are expected to be reclassified to earnings during the year ending December 31, 2005.

CREDIT RISK

The Company may be exposed to credit related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's derivative transactions is represented by the fair value of contracts with a net positive fair value at the reporting date. Because exchange traded futures and options are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit related losses in the event of nonperformance by counterparties to such derivative financial instruments.

The Company manages its credit risk by entering into derivative transactions with creditworthy counterparties. In addition, the Company enters into over-the-counter derivatives pursuant to master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Likewise, the Company effects exchange traded futures and options through regulated exchanges and these positions are marked to market and margined on a daily basis.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

4. INSURANCE

DEFERRED POLICY ACQUISITION COSTS

Information regarding DAC for the years ended December 31, 2002, 2003 and 2004 is as follows (dollars in millions):

Balance at January 1, 2002..................................    $1,169
Capitalization..............................................       174
                                                                ------
    Total...................................................     1,343
                                                                ------
Amortization related to:
  Unrealized investment gains (losses)......................        (4)
  Other expenses............................................       107
                                                                ------
    Total amortization......................................       103
                                                                ------
Balance at December 31, 2002................................     1,240
Capitalization..............................................       181
                                                                ------
    Total...................................................     1,421
                                                                ------
Amortization related to:
  Unrealized investment gains (losses)......................        14
  Other expenses............................................       166
                                                                ------
    Total amortization......................................       180
                                                                ------
Balance at December 31, 2003................................     1,241
Capitalization..............................................       132
                                                                ------
    Total...................................................     1,373
                                                                ------
Amortization related to:
  Unrealized investment gains (losses)......................        (1)
  Other expenses............................................       117
                                                                ------
    Total amortization......................................       116
                                                                ------
Dispositions and other......................................        (3)
                                                                ------
Balance at December 31, 2004................................    $1,254
                                                                ======

Amortization of DAC is related to: (i) unrealized investment gains and losses to provide information regarding the amount that would have been amortized if such gains and losses had been recognized and (ii) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

SALES INDUCEMENTS

Changes in deferred sales inducements are as follows:

                                                                SALES INDUCEMENTS
                                                              ---------------------
                                                              (DOLLARS IN MILLIONS)
Balance at January 1, 2004..................................           $23
Capitalization..............................................             7
Amortization................................................            (3)
                                                                       ---
Balance at December 31, 2004................................           $27
                                                                       ===

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

LIABILITIES FOR UNPAID CLAIMS AND CLAIM EXPENSES

The following table provides an analysis of the activity in the liability for benefits relating to group accident and non-medical health policies and contracts:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2004      2003      2002
                                                              ----      ----      ----
                                                               (DOLLARS IN MILLIONS)
Balance at January 1........................................  $41       $34       $ 7
  Reinsurance recoverables..................................  (33)      (28)       (5)
                                                              ----      ----      ---
Net balance at January 1....................................    8         6         2
                                                              ----      ----      ---
Incurred related to:
  Current year..............................................    1         2         1
  Prior years...............................................   --        --         3
                                                              ----      ----      ---
                                                                1         2         4
                                                              ----      ----      ---
Net Balance at December 31..................................    9         8         6
  Add: Reinsurance recoverables.............................   37        33        28
                                                              ----      ----      ---
Balance at December 31......................................  $46       $41       $34
                                                              ====      ====      ===

GUARANTEES

The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits") and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return").

The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid up benefit.

The Company had the following types of guarantees relating to annuity and universal and variable life contracts at:

ANNUITY CONTRACTS

                                                                   DECEMBER 31, 2004
                                                              ----------------------------
                                                              IN THE EVENT        AT
                                                                OF DEATH     ANNUITIZATION
                                                              ------------   -------------
                                                                 (DOLLARS IN MILLIONS)
RETURN OF NET DEPOSITS
  Separate account value....................................    $  1,670            N/A
  Net amount at risk........................................    $     10(1)         N/A
  Average attained age of contractholders...................    57 years            N/A
ANNIVERSARY CONTRACT VALUE OR MINIMUM RETURN
  Separate account value....................................    $  2,628       $  1,564
  Net amount at risk........................................    $     70(1)    $      4(2)
  Average attained age of contractholders...................    60 years       56 years

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

UNIVERSAL AND VARIABLE LIFE CONTRACTS

                                                                 DECEMBER 31, 2004
                                                              -----------------------
                                                              SECONDARY     PAID UP
                                                              GUARANTEES   GUARANTEES
                                                              ----------   ----------
                                                               (DOLLARS IN MILLIONS)
Account value (general and separate account)................   $  2,641       N/A
Net amount at risk..........................................   $ 32,848(1)    N/A(1)
Average attained age of policyholders.......................   45 years       N/A

---------------

(1) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

(2) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

The net amount at risk is based on the direct amount at risk (excluding reinsurance).

The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

Liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts are as follows:

                                                                       UNIVERSAL AND VARIABLE
                                              ANNUITY CONTRACTS            LIFE CONTRACTS
                                          --------------------------   -----------------------
                                          GUARANTEED    GUARANTEED
                                            DEATH      ANNUITIZATION   SECONDARY     PAID UP
                                           BENEFITS      BENEFITS      GUARANTEES   GUARANTEES   TOTAL
                                          ----------   -------------   ----------   ----------   -----
                                                         (DOLLARS IN MILLIONS)
Balance at January 1, 2004..............     $ 2            $ 1           $ 1         $  --       $ 4
Incurred guaranteed benefits............       1             (1)           --            --        --
Paid guaranteed benefits................      (1)            --            (1)           --        (2)
                                             ---            ---           ---         -----       ---
Balance at December 31, 2004............     $ 2            $--           $--         $  --       $ 2
                                             ===            ===           ===         =====       ===

Account balances of contracts with insurance guarantees are invested in separate account assets classes as follows at:

                                                                  DECEMBER 31,
                                                                      2004
                                                              ---------------------
                                                              (DOLLARS IN MILLIONS)
Mutual Fund Groupings
  Equity....................................................         $4,947
  Bond......................................................            677
  Balanced..................................................            442
  Money Market..............................................            179
  Specialty.................................................             19
                                                                     ------
    TOTAL...................................................         $6,264
                                                                     ======

SEPARATE ACCOUNTS

Separate accounts assets and liabilities include pass-through separate accounts totaling $8,707 million and $7,566 million at December 31, 2004 and 2003, respectively, for which the policyholder assumes all investment risk.

Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

and totaled $81 million, $61 million and $54 million for the years ended December 31, 2004, 2003 and 2002, respectively.

For the year ended December 31, 2004, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

5. REINSURANCE

The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and to provide additional capacity for future growth. The Company currently reinsures up to 90% of the mortality risk for all new individual life insurance policies that it writes. The Company retains up to $5 million per life and reinsures 100% of amounts in excess of the Company's retention limits. The Company reinsures its business through a diversified group of reinsurers. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks of specific characteristics. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

Also, the Company currently reinsures 100% of the riders containing benefit guarantees related to variable annuities to an affiliate.

In addition to reinsuring mortality risk, the Company reinsures other risks and specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company uses excess of loss and quota share reinsurance arrangements to limit its maximum loss, provide greater diversification of risk and minimize exposure to larger risks.

The effect of reinsurance on premiums earned is as follows:

                                                                   YEARS ENDED
                                                                  DECEMBER 31,
                                                              ---------------------
                                                              2004    2003    2002
                                                              -----   -----   -----
                                                              (DOLLARS IN MILLIONS)
Direct premiums.............................................  $ 228   $ 233   $ 228
Reinsurance ceded...........................................   (151)   (145)   (137)
                                                              -----   -----   -----
Net premiums................................................  $  77   $  88   $  91
                                                              =====   =====   =====
Reinsurance recoveries netted against policyholder
  benefits..................................................  $ 151   $ 118   $  97
                                                              =====   =====   =====

Reinsurance recoverables, included in premiums and other receivables, were $162 million and $136 million at December 31, 2004 and 2003, respectively. Reinsurance and ceded commissions payables, included in other liabilities, were $11 million and $15 million at December 31, 2004 and 2003, respectively.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

6. INCOME TAXES

The provision for income taxes was as follows:

                                                                   YEARS ENDED
                                                                   DECEMBER 31
                                                              ---------------------
                                                              2004    2003    2002
                                                              -----   -----   -----
                                                              (DOLLARS IN MILLIONS)
Current:
  Federal...................................................   $19    $ 15    $ 27
  State and Local...........................................     1       1      --
                                                               ---    ----    ----
                                                                20      16      27
                                                               ---    ----    ----
Deferred:
  Federal...................................................    (1)    (10)    (20)
                                                               ---    ----    ----
Provision for income taxes..................................   $19    $  6    $  7
                                                               ===    ====    ====

Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes were as follows:

                                                                   YEARS ENDED
                                                                   DECEMBER 31
                                                              ---------------------
                                                              2004    2003    2002
                                                              -----   -----   -----
                                                              (DOLLARS IN MILLIONS)
Tax provision at U.S. statutory rate........................   $21     $12     $18
Tax effect of:
  Tax exempt investment income..............................    (7)     --      (3)
  Prior year taxes..........................................     2      (6)     --
  Other, net................................................     3      --      (8)
                                                               ---     ---     ---
Provision for income taxes..................................   $19     $ 6     $ 7
                                                               ===     ===     ===

The Company has been audited by the Internal Revenue Service for the years through and including 1999. In 2004, the Company recorded an adjustment for settlement of all issues relating to the Internal Revenue Service's audit of the Company's tax returns for the years 1997-1999. The current IRS examination covers the years 2000-2002. The Company regularly assesses the likelihood of additional assessments in each taxing jurisdiction resulting from current and subsequent years' examinations. Liabilities for income taxes have been established for future income tax assessments when it is probable there will be future assessments and the amount thereof can be reasonably estimated. Once established, liabilities for uncertain tax positions are adjusted only when there is more information available or when an event occurs necessitating a change to the liabilities. The Company believes that the resolution of income tax matters for open years will not have a material effect on its consolidated financial statements although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax liabilities consisted of the following:

                                                                  DECEMBER 31,
                                                              ---------------------
                                                               2004          2003
                                                              -------       -------
                                                              (DOLLARS IN MILLIONS)
Deferred income tax assets:
  Policyholder liabilities and receivables..................   $334          $324
  Net operating losses......................................     11            10
  Investments...............................................      3            --
  Litigation related........................................     --             5
                                                               ----          ----
                                                                348           339
  Less: Valuation allowance.................................     10            10
                                                               ----          ----
                                                                338           329
                                                               ----          ----
Deferred income tax liabilities:
  Investments...............................................     --             2
  Deferred policy acquisition costs.........................    361           357
  Net unrealized investment gains...........................      8            14
  Other.....................................................     12             2
                                                               ----          ----
                                                                381           375
                                                               ----          ----
Net deferred income tax liability...........................   $(43)         $(46)
                                                               ====          ====

7. COMMITMENTS, CONTINGENCIES AND GUARANTEES

LITIGATION

The Company and/or certain affiliates of it have faced claims, including class action lawsuits, alleging improper marketing and sales of individual life insurance policies, annuities or mutual funds. These claims are generally referred to as "sales practices claims."

The Company and its affiliates continue to defend themselves vigorously against these claims. Some individual sales practices claims have been resolved through settlement, won by dispositive motions, or, in a few instances, have gone to trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation or arbitrations relating to the Company's and its affiliates marketing and sales of individual life insurance, annuities and brokerage products may be commenced in the future.

The SEC is conducting a formal investigation of New England Securities Corporation ("NES"), a subsidiary of NELICO, in response to NES informing the SEC that certain systems and controls relating to one NES advisory program were not operating effectively. NES is cooperating fully with the SEC.

Prior to filing MetLife's June 30, 2003 Form 10-Q, MetLife announced a $31 million after-tax charge related to New England Financial. MetLife notified the SEC about the nature of this charge prior to its announcement. The SEC is pursuing a formal investigation of the matter and, in December 2004, the Company received a Wells Notice in connection with the SEC investigation. The Wells Notice provides notice that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws. Under the SEC procedures, a recipient can respond to the SEC staff before the staff makes a formal recommendation regarding whether any action alleging violations of the U.S. securities laws should be considered. NELICO continues to cooperate fully with the SEC in its investigation.

Regulatory bodies have contacted the Company or its affiliates and have requested information relating to market timing and late trading of mutual funds and variable insurance products. The Company believes that these inquiries are similar to those made to many financial service companies as part of an industrywide investigation by various regulatory agencies into the practices, policies and procedures relating to trading in mutual fund shares. The Company

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

or its affiliates have responded and are fully cooperating with regard to these information requests and investigations. It is possible that additional requests for information and/or investigations may be commenced against the Company or its affiliates. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's consolidated financial position.

Wilmington Shipping Company ("WSC") and two of its employees have sued NELICO for in excess of $5 million in damages in federal court in North Carolina. WSC asserts that NELICO advised the investment of pension plan funds in a Developmental Property (real estate) account that caused plan losses of over $2 million. WSC also alleges that NELICO failed to give appropriate investment and plan termination advice to WSC plan trustees. NELICO has filed a motion for summary judgment, which is pending before the court.

MetLife has received a number of subpoenas and other requests from the Office of the Attorney General of the State of New York seeking information relating to compensation agreements between insurance brokers and MetLife and its affiliates. MetLife also has received a subpoena, including a set of interrogatories, from the Office of the Attorney General of the State of Connecticut seeking similar information and documents. MetLife also has received a Civil Investigative Demand from the Office of the Attorney General for the State of Massachusetts seeking information and documents concerning bids and quotes that the Company submitted to potential customers in Massachusetts, the identity of agents, brokers, and producers to whom the Company submitted such bids or quotes, and communications with a certain broker. Many insurance regulators have sent requests for information and documents to MetLife or its affiliates relating to broker compensation practices. MetLife is continuing to conduct an internal review of its commission payment practices. The Company continues to fully cooperate with these inquiries.

Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

SUMMARY

It is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, except as noted above in connection with specific matters. In some of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's consolidated financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

LEASES

In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenues. Additionally, the Company, as lessee, has entered into various

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

lease and sublease agreements for office space, data processing and other equipment. Sublease income relating to these lease agreements were as follows:

                                                                                       GROSS RENTAL
                                                                  SUBLEASE INCOME        PAYMENTS
                                                               ---------------------   ------------
                                                                      (DOLLARS IN MILLIONS)
2005........................................................            $ 8                $19
2006........................................................            $ 8                $15
2007........................................................            $ 7                $11
2008........................................................            $ 5                $ 7
2009........................................................            $--                $ 4
Thereafter..................................................            $--                $ 4

GUARANTEES

In the course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future.

In particular, NELICO is a member in Advisors and owns 100% of the voting interest in Advisors. In the normal course of business, Advisors provides certain indemnifications to counterparties in contracts that cover certain third party claims and lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. The maximum potential obligation under the indemnities is not specified. Since this obligation is not subject to limitation, NELICO does not believe that it is possible to determine the maximum potential amount due under these indemnities in the future.

The Company's recorded liability at December 31, 2004 and 2003 for indemnities, guarantees and commitments is insignificant.

8. EMPLOYEE BENEFIT PLANS

PENSION BENEFIT AND OTHER BENEFIT PLANS

The Company participates in noncontributory defined benefit pension plans and a post retirement benefit plan sponsored by Metropolitan Life. The Company has no legal obligation under these plans and the Company's share of net expense is allocated based on salary ratios. The Company's share of pension expense was $5 million, $7 million and $5 million in 2004, 2003 and 2002, respectively. The Company's share of other postretirement benefit expense was $3 million, $4 million and $3 million for 2004, 2003 and 2002, respectively.

The Company also participates in multi-employer plans that provide pension and other postretirement benefits. Contributions of $13 million, $14 million and $12 million were made to these plans for the years ended December 31, 2004, 2003 and 2002, respectively.

SAVINGS AND INVESTMENT PLANS

MetLife sponsors savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $1 million for each of the years ended December 31, 2004, 2003 and 2002, respectively.

9. STOCKHOLDER'S EQUITY

PREFERRED STOCK

Effective December 30, 1998, the Company issued 200,000 shares of Series A Adjustable Rate Cumulative Preferred Stock, which are held by MetLife Credit Corporation, a subsidiary of Metropolitan Life, at par value of $1,000 per share. Dividends are paid quarterly in arrears at the Applicable Rate which will be recalculated on the first business day after each quarterly dividend payment date based on the product of (1 - the highest federal income tax rate for

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

corporations applicable during such dividend period) times (the "AA" Composite Commercial Paper (Financial) Rate + 180 basis points).

The Company redeemed 100,000 shares on August 5, 2003 with the approval of the Massachusetts Commissioner of Insurance (the "Commissioner"), leaving 100,000 shares outstanding. Under terms of the agreement, the remaining $100 million of Preferred Stock must be redeemed by December 30, 2005.

DIVIDEND RESTRICTIONS

Stockholder dividends or other distributions proposed to be paid by NELICO must be approved by the Commissioner if such dividends or distributions, together with other dividends or distributions made within the preceding 12 months, exceed the greater of (i) 10% of NELICO's statutory surplus as of the immediately preceding calendar year or (ii) NELICO's statutory net gain from operations for the immediately preceding calendar year. In addition, dividends cannot be paid from a source other than statutory unassigned funds surplus without prior approval of the Commissioner. Since NELICO's statutory unassigned funds surplus is less than zero, NELICO cannot pay any dividends without prior approval of the Commissioner.

The Company paid no common stockholder dividends for the years ended December 31, 2004, 2003 and 2002. The Company paid preferred dividends of $2 million, $3 million and $5 million during the years ended December 31, 2004, 2003 and 2002, respectively, with prior approval of the Commissioner. Under SFAS 150, dividends paid on the Company's preferred stock is treated as an interest expense in 2004 (See Note 10).

STATUTORY EQUITY AND INCOME

The National Association of Insurance Commissioners adopted the Codification of Statutory Accounting Principles ("Codification"). Codification was intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices.

Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting shares subject to mandatory redemption as surplus instead of liabilities, and valuing securities on a different basis.

Statutory net income (loss) of the Company, as filed with the Commonwealth of Massachusetts Division of Insurance (the "Division"), was $73 million, $49 million and $(46) million for the years ended December 31, 2004, 2003 and 2002, respectively; statutory capital and surplus, as filed, was $372 million and $327 million at December 31, 2004 and 2003, respectively.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

OTHER COMPREHENSIVE INCOME

The following table sets forth the reclassification adjustments required for the years ended December 31, 2004, 2003 and 2002 in other comprehensive income
(loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                              2004      2003      2002
                                                              -----     -----     -----
                                                                (DOLLARS IN MILLIONS)
Holding gains on investments arising during the year........  $ (5)     $ 20       $ 9
Income tax effect of holding gains..........................     2       (16)       (2)
Reclassification adjustments:
  Recognized holding (gains) losses included in current year
    income..................................................   (16)       (7)       16
  Amortization of premium and accretion of discounts on
    investments.............................................     4         5         1
  Income tax effect.........................................     4         2        (6)
Allocation of holding (gains) losses on investments relating
  to other policyholder amounts.............................     1       (14)        4
Income tax effect of allocation of holding (gains) losses to
  other policyholder amounts................................    --        10        (2)
                                                              ----      ----       ---
Net unrealized investment gains.............................   (10)       --        20
                                                              ----      ----       ---
Other comprehensive income (losses).........................  $(10)     $ --       $20
                                                              ====      ====       ===

10. OTHER EXPENSES

Other expenses were comprised of the following:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                              2004      2003      2002
                                                              -----     -----     -----
                                                                (DOLLARS IN MILLIONS)
Compensation................................................  $  54     $  69     $  74
Commissions.................................................    127       194       228
Interest and debt issue cost................................      2         1        --
Amortization of policy acquisition costs....................    117       166       107
Capitalization of policy acquisition costs..................   (132)     (181)     (174)
Insurance taxes, licenses, and fees.........................     17        17         8
Agency allowances...........................................     56        50        70
Rent, net of sublease income................................      2         4         4
Minority interest...........................................     45        32        25
Other.......................................................    185       197       178
                                                              -----     -----     -----
Total other expenses........................................  $ 473     $ 549     $ 520
                                                              =====     =====     =====

11. ACQUISITIONS AND DISPOSITIONS

On October 1, 2004, Newbury, a subsidiary of NELICO, was sold to MetLife. Total assets and liabilities of the entity sold at the date of sale were $33 million and $17 million, respectively. Total net income of the entity sold included in the consolidated statements of income was $1 million for the years ended December 31, 2004 and 2003. Total net income of the entity sold included in the consolidated statements of income was less than $1 million for the year ended December 31, 2002.

On October 8, 2004, NEPA, a subsidiary of NELICO, was sold to MTL. Total assets and liabilities of the entity sold at the date of sale were $8 million and less than $1 million, respectively. Total net income of the entity sold included in the consolidated statements of income was insignificant for the years ended December 31, 2004, 2003 and 2002.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

On August 1, 2003, NLS, a subsidiary of NLHC, was sold to MetLife and as a result, the Company recognized an increase of $7 million to equity. Total assets and liabilities of the entity sold at the date of sale were $21 million and $10 million, respectively. Total net losses of the entity sold included in the consolidated statements of income were ($1) million and ($17) million for the years ended December 31, 2003 and 2002, respectively.

On October 1, 2003, NLHC and its wholly owned subsidiary, NLA, were sold to MetLife and as a result, the Company recognized an increase of $4 million to equity. Total assets and liabilities of the entities sold at the date of sale were $7 million and $2 million, respectively. Total net losses of the entity sold, all of which are attributable to NLS, are included in the consolidated statements of income.

During December 2003, NELHC was dissolved. The entity was a wholly owned subsidiary of NELICO. The Company assumed a net $16 million in assets and liabilities, including the ownership of Advisors and NES. The Company recognized no gain or loss on this disposition.

12. FAIR VALUE INFORMATION

The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

Amounts related to the Company's financial instruments were as follows:

                                                              CARRYING   ESTIMATED
DECEMBER 31, 2004                                              VALUE     FAIR VALUE
-----------------                                             --------   ----------
                                                              (DOLLARS IN MILLIONS)
Assets:
  Fixed maturities..........................................    $846        $846
  Equity securities.........................................       1           1
  Mortgage loans on real estate.............................       9           9
  Policy loans..............................................     308         308
  Short-term investments....................................      30          30
Liabilities:
  Policyholder account balances.............................     377         363
  Shares subject to mandatory redemption....................     100         100

                                                              CARRYING   ESTIMATED
DECEMBER 31, 2003                                              VALUE     FAIR VALUE
-----------------                                             --------   ----------
                                                              (DOLLARS IN MILLIONS)
Assets:
  Fixed maturities..........................................    $702        $702
  Equity securities.........................................      35          35
  Mortgage loans on real estate.............................       9           9
  Policy loans..............................................     279         279
  Short-term investments....................................      25          25
  Cash and cash equivalents.................................      33          33
Liabilities:
  Policyholder account balances.............................     365         350

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

FIXED MATURITIES AND EQUITY SECURITIES

The fair value of fixed maturities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities for which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

MORTGAGE LOANS ON REAL ESTATE

Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk.

POLICY LOANS

The carrying value of policy loans approximate fair value.

CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

The carrying values for cash and cash equivalents and short-term investments approximated fair market values due to the short-term maturities of these instruments.

POLICYHOLDER ACCOUNT BALANCES

The fair value of policyholder account balances is estimated by discounting expected future cash flows, based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued.

SHARES SUBJECT TO MANDATORY REDEMPTION

Shares subject to mandatory redemption are determined by discounting expected future cash flows using risk rates currently available for debt with similar terms and remaining maturities.

DERIVATIVE FINANCIAL INSTRUMENTS

The fair value of derivative instruments, specifically foreign currency swaps, are based upon quotations obtained from dealers or other reliable sources. See
Note 3 for derivative fair value disclosures.

13. RELATED PARTY TRANSACTIONS

At December 31, 2004, the Company has short-term debt, in the form of mandatorily redeemable preferred stock, outstanding of $100 million to MetLife Credit Corporation, a wholly owned subsidiary of MetLife Holdings, Inc. During 2003, the Company redeemed $100 million of outstanding preferred stock. The Company paid $2 million of interest in 2004, and $3 million and $5 million of dividends on the preferred stock in 2003 and 2002, respectively.

Effective January 2003, the Company entered into a reinsurance contract with Metropolitan Life. Metropolitan Life reinsures substantially all of the Company's supplementary contracts without life contingencies. The Company ceded reserves of $55 million and $39 million at December 31, 2004 and 2003, respectively.

During 2002, the Company received $27 million from Metropolitan Life for the purchase of the Company's computers, furniture and other fixed assets at net book value. Metropolitan Life charged the Company $1 million, $2 million and $1 million for the use of the assets in 2004, 2003 and 2002, respectively.

Metropolitan Life and the Company have a Master Service Agreement under which Metropolitan Life provides all administrative, accounting, legal and similar services to the Company. Metropolitan Life charged the Company $167 million, $175 million and $154 million for administrative services in 2004, 2003 and 2002, respectively.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

The Company has various reinsurance agreements with affiliated entities. The Company had ceded premium of $3 million, $2 million and $3 million in 2004, 2003 and 2002, respectively.

Since the Company is a member of a controlled group of affiliate companies its results may not be indicative of those of a stand alone entity.